SCUDDER

                              Scudder Variable Life
                                 Investment Fund



                                Semiannual Report
                                  June 30, 1999



   An open-end management investment company that offers shares of beneficial interest in nine types of diversified portfolios.

                                  (blank page)

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--------------------------------------------------------------------------------
                      SCUDDER VARIABLE LIVE INVESTMENT FUND
--------------------------------------------------------------------------------

                                    Contents

Letter from the Fund's President ...........................................   2

Money Market Portfolio Management Discussion ...............................   3

Bond Portfolio Management Discussion .......................................   4

Bond Portfolio Summary .....................................................   5

Balanced Portfolio Management Discussion ...................................   6

Balanced Portfolio Summary .................................................   7

Growth and Income Portfolio Management Discussion ..........................   8

Growth and Income Performance Update .......................................   9

Growth and Income Portfolio Summary ........................................  10

Capital Growth Portfolio Management Discussion .............................  11

Capital Growth Performance Update ..........................................  12

Capital Growth Portfolio Summary ...........................................  13

Large Company Growth Portfolio Management Discussion .......................  14

Large Company Growth Portfolio Summary .....................................  15

Small Company Growth Portfolio Management Discussion .......................  16

Small Company Growth Portfolio Summary .....................................  17

Global Discovery Portfolio Management Discussion ...........................  18

Global Discovery Performance Update ........................................  19

Global Discovery Portfolio Summary .........................................  20

International Portfolio Management Discussion ..............................  21

International  Performance Update ..........................................  22

International Portfolio Summary ............................................  23

Investment Portfolios, Financial Statements, and Financial Highlights

         Money Market Portfolio ............................................  24

         Bond Portfolio ....................................................  29

         Balanced Portfolio ................................................  36

         Growth and Income Portfolio .......................................  45

         Capital Growth Portfolio ..........................................  54

         Large Company Growth Portfolio ....................................  63

         Small Company Growth Portfolio ....................................  71

         Global Discovery Portfolio ........................................  80

         International Portfolio ...........................................  89

Notes to Financial Statements ..............................................  98

                      SCUDDER VARIABLE LIFE INVESTMENT FUND
                        LETTER FROM THE FUND'S PRESIDENT

Dear Shareholders,

         We are pleased to present the results of the Scudder Variable Life Investment Fund for the six-month period ended June 30, 1999. The first half of the year was characterized by continued economic strength in the United States and the possible early stages of a revival overseas. Stocks responded positively to this environment with participation broadening out to include sectors that had underperformed for several quarters; namely, value stocks and smaller companies. Overseas regions that had been lagging for some time, such as Japan and the emerging markets, also came to life. Bonds posted a much weaker performance, however, on fears of higher interest rates. We are pleased to report that the Variable Life Investment Fund was well-positioned to prosper in this environment. During the period, five of the seven portfolios that were in existence for the full six months outperformed the median fund in their category, according to Lipper Analytical Services. We believe that this favorable showing is consistent with the Portfolios' strong long-term track records.

         In light of the recent gains in the global stock markets, now may be a good time to evaluate your current investment allocations to ensure that they are in line with your long-term objectives. In our view, diversification across many asset classes can provide opportunities for long-term growth and at the same time reduce overall portfolio risk. We feel that the Fund's nine distinct portfolios offer you the opportunity to effectively allocate your assets to match your particular situation even when the markets are exceptionally volatile.

         Most recently, we have added two new investment choices, the Large Company Growth Portfolio and the Small Company Growth Portfolio. Both provide long-term investors with the chance to participate in two dynamic sectors of the market, and to increase the diversification of their portfolios.

         On the following pages, you will find summaries of each Portfolio's performance and investment strategy over the six-month period. Thank you for your continued investment in Scudder Variable Life Investment Fund.

                              Sincerely,
                              /s/William M. Thomas
                              William M. Thomas
                              President,
                              Scudder Variable Life Investment Fund

                             MONEY MARKET PORTFOLIO
                         PORTFOLIO MANAGEMENT DISCUSSION

Dear Shareholders,

         The Money Market Portfolio provided shareholders with a stable $1.00 share price and a competitive yield during its most recent semiannual period ended June 30, 1999. The Portfolio's 30-day net annualized yield was 4.59% as of June 30. For the six months ended June 30, 1999, the Portfolio posted a 2.31% total return. This performance surpassed the 1.81% average return for funds in the Variable Life Money Market Category for the same period, according to Lipper Analytical Services, Inc. [Among its peers, the Portfolio ranked in the top 5% of 710 funds in its Lipper category.]

         The U.S. economy has continued to grow beyond all expectations, with a strong start in 1999 that seemed to assure at least 4% GDP growth this year. Reflecting a healthy economy and investor expectations for continued growth, the Dow Jones average reached 10,970 by the close of the period. At the same time, the Federal Reserve nudged interest rates higher (after the bond market had already done so) at the end of June in an effort to head off any inflationary pressures. Over the six months ended June 30, we took a "neutral" stance, and refrained from extending the Fund's average maturity because money market yields at the longer end of our acceptable maturity range did not offer attractive value. The Portfolio's average maturity stood at 26 days as of June 30, 1999, versus 28 days as of December 31, 1998.


--------------------------------------------------------------------------------
CALLOUT NEXT TO PRECEDING PARAGRAPH:

We maintained an
overweight position in
commercial paper during
the period because it
offered some of the highest
money market yields
available.
--------------------------------------------------------------------------------

         Over the period, the Fund maintained investments in a variety of money market instruments, including commercial paper, variable- and floating-rate securities, U.S. government agency obligations, certificates of deposit, and repurchase agreements. We maintained an overweight position in commercial paper during the period because we believe it offered the most attractive value and some of the highest money market yields available. As of May 31, commercial paper represented 65% of the Fund's assets. The Fund's second largest position, variable- and floating-rate securities (35%), was attractive because of these securities' longer maturities, their high correlation with short-term interest rates, and their indexing features.

         In light of increases in short-term interest rates, a long-predicted slowdown in U.S. economic activity seems more likely to occur in 1999. At the same time, we expect that inflation will remain restrained, which should place an upper limit on short-term rate increases. Though we plan to extend the Fund's average maturity when the market offers sufficient value, we will maintain a cautious approach during the coming months. The Portfolio's management team will continue to collect and analyze economic data and carefully monitor the investment climate as we position the Money Market Portfolio for current income, and stability and liquidity of capital.

      Sincerely,
      Your Portfolio Management Team

      /s/Frank J. Rachwalski, Jr.        /s/Geoffrey A. Gibbs
      Frank J. Rachwalski, Jr.           Geoffrey A. Gibbs
      Lead Portfolio Manager

                                 BOND PORTFOLIO
                         PORTFOLIO MANAGEMENT DISCUSSION

Dear Shareholders,

         The recent upsurge in the global economy has proven beneficial for businesses, consumers, and stock market investors. Bonds, unfortunately, have not fared quite as well. At the beginning of the year, low yield levels reflected the ongoing uncertainty over the long-term impact of the 1998 financial crisis. As it became apparent that the domestic economy was still robust, yields began to creep up (as prices fell). By the second quarter, however, the combination of a series of strong economic reports in the U.S. and growing evidence of a revival overseas sparked a broad-based selloff across all sectors of the bond market. The yield on the 30-year U.S. Treasury bond closed at 5.96% on June 30, well above its level of 5.095% on December 31, 1998. Corporate bonds suffered the worst damage, as record levels of issuance caused excess supply to flood the market at a time when demand was on the wane. Since the markets had already priced in the possibility of a rate hike, the Fed's announcement of a quarter-point increase at the end of the period proved anticlimactic. However, its adoption of a "neutral" bias toward further changes in interest rates was a positive surprise that allowed the second quarter to close on an upbeat note. In this environment, the Portfolio posted a total return of -1.25%, slightly ahead of the -1.38% return of its unmanaged benchmark, the Lehman Brothers Aggregate Bond Index.



--------------------------------------------------------------------------------
CALLOUT NEXT TO PRECEDING PARAGRAPH:

Concerns over renewed
strength in the global
economy dampened bond
performance in the first
half of the year.
--------------------------------------------------------------------------------


         The Portfolio held an overweight position in corporate bonds for most of the period. Believing that corporates offered significant value in relation to government bonds early in the year, we built a substantial position in bonds issued by large, stable companies with reliable cash flows. In order to minimize the impact of economic fluctuations, we focused on consumer nondurables, telecommunications, and media issues. After maintaining a large position in corporates during the first quarter, we began to trim the position in April and May in anticipation of weakness ahead of the Fed's rate hike. We redeployed about 5-6% of our position into Treasuries during this phase, but stopped selling in mid-June once the yields on corporates rose to levels that we believed to be attractive. Portfolio performance was helped by our decision to maintain a duration level below that of the benchmark, but our moderately aggressive posture with respect to credit quality proved to be a slight negative.

         In the wake of their recent slump, corporate bonds appear to be a good source of incremental yield versus Treasuries. Not only have the risks of inflation been fully priced into the market, but the continued strength in the U.S. economy should have positive implications for corporate balance sheets. Looking ahead, we will continue to emphasize value and quality, and will strive to provide the optimal balance of yield and risk exposure.

     Sincerely,
     Your Portfolio Management Team

     /s/Stephen A. Wohler               /s/Kelly D. Babson
     Stephen A. Wohler                  Kelly D. Babson
     Lead Portfolio Manager

     /s/Robert S. Cessine
     Robert S. Cessine

                                 BOND PORTFOLIO
                      PORTFOLIO SUMMARY as of June 30, 1999


--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

   Bond Portfolio
   --------------------------------------
                          Total Return
    Period               ----------------
    Ended    Growth of            Average
    6/30/99  $10,000  Cumulative  Annual
   --------------------------------------

     1 Year $ 10,167     1.67%     1.67%
     5 Year $ 14,078    40.78%     7.08%
    10 Year $ 21,105   111.05%     7.76%

   LBAB Index
   --------------------------------------
                          Total Return
    Period               ----------------
    Ended    Growth of            Average
    6/30/99  $10,000  Cumulative  Annual
   --------------------------------------

     1 Year $ 10,313     3.13%     3.13%
     5 Year $ 14,572    45.72%     7.82%
    10 Year $ 21,884   118.84%     8.14%

A chart in the form of a line graph appears here, illustrating the following data points:


Yearly periods ended June 30

   Year        LBAB Index      Bond Portfolio
   ----        ----------      --------------

   '89            10000            10000
   '90            10783            10638
   '91            11936            11704
   '92            13614            13442
   '93            15218            15345
   '94            15018            14991
   '95            16903            16703
   '96            17750            17490
   '97            19198            18950
   '98            21220            20758
   '99            21884            21105



The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses.


All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns during the 10 year period were higher due to maintenance of the Portfolio's expenses.

--------------------------------------------------------------------------------
        ASSET QUALITY
--------------------------------------------------------------------------------

U.S. Government & Agencies                 22%
AAA*                                       17%
AA                                         11%
A                                          16%
BBB                                        15%
BB                                         15%
B                                           4%
                                        ------
                                          100%
                                        ======
Average Quality: A
*Category includes cash equivalents

A chart in the form of a pie chart appears here, illustrating the exact data points in the above table.


                            We maintained a focus on
                              the corporate sector,
                           which offers high relative
                              yields and attractive
                                  valuations.


--------------------------------------------------------------------------------
EFFECTIVE MATURITY
--------------------------------------------------------------------------------

Less than 1 year                         3%
1 - 5 years                             35%
5 - 8 years                             20%
8 - 15 years                            26%
15 years or greater                     16%
                                      -----
                                       100%
                                      =====

Weighted average effective maturity: 8.8 years


--------------------------------------------------------------------------------
DIVERSIFICATION
--------------------------------------------------------------------------------

Corporate Bonds                         59%
U.S. Treasuries                         16%
U.S. Government Agency Pass-Thrus        7%
Asset-Backed Securities                  6%
National Mortgage Assoc.                 4%
Collateralized Mortgage Obligations      3%
Short Term Investments                   3%
Foreign Bonds - U.S.$ Denominated        2%
                                      -----
                                       100%
                                      =====

                               BALANCED PORTFOLIO
                         PORTFOLIO MANAGEMENT DISCUSSION


Dear Shareholders,

         Continued robust growth in the U.S. economy proved beneficial to stocks during the first half of the year, but the bond market was spooked by fears of rising inflation. The fixed income portion of the Portfolio posted negative performance in the period, with the most significant weakness occurring in May and June ahead of the Fed's rate hike. Equities posted better overall performance since the concerns over higher rates played out in the form of a sector rotation rather than a broad-based sell-off. For the six months ended June 30, the Balanced Portfolio returned 5.73%, slightly behind the 6.75% return of its unmanaged benchmark, which is a combination of the S&P 500 (60%) and the Lehman Brothers Aggregate Bond Index (40%).



--------------------------------------------------------------------------------
CALLOUT NEXT TO PRECEDING PARAGRAPH:

Strong stock selection,
particularly in the
technology sector,
outweighed the
poor performance of the bond
market.
--------------------------------------------------------------------------------

         Performance in the equity portion of the Portfolio, which stood at 63.5% of total assets at the end of the period, was lifted by the strength of our holdings in the technology sector. Among the most noteworthy contributors were Linear Technology, Applied Materials, and Cisco Systems, as well as producers of durables, such as Lucent and Nokia. Our holdings in the media sector rose strongly throughout the period, offsetting weakness in consumer staples and pharmaceuticals.

         In the Portfolio's fixed income position, a focus on corporate bonds weighed on performance when the sector was hit hard in the spring. Early in the period we benefited from an overweight position in corporates, which we had established at the beginning of the year to take advantage of their large yield advantage over Treasuries. Once this spread shrank to unattractively narrow levels early in the second quarter, we positioned the Fund for the eventual sell-off by paring back on the position in favor of Treasuries. Our low duration exposure relative to the benchmark also proved helpful in riding out the poor market performance during this phase. We chose to stop trimming our position in mid-June on the belief that corporates had fallen to sufficiently attractive levels, and are once again prospecting for value in the sector.

         Despite ongoing fears of inflation and the relatively high valuations of domestic large-cap stocks, we remain optimistic on the outlook for the rest of the year. We believe that the Fed's shift to a neutral bias will take pressure off bonds and growth stocks alike. Consequently, we intend to remain focused on stocks that we believe are likely to produce steady earnings growth over the long term, and continue to use a value-oriented approach to unearth opportunities in the bond market.

     Sincerely,
     Your Portfolio Management Team


     /s/Valerie F. Malter               /s/George Fraise
     Valerie F. Malter                  George Fraise
     Lead Portfolio Manager


     /s/Kelly D. Babson                 /s/Stephen A. Wohler
     Kelly D. Babson                    Stephen A. Wohler


     /s/Robert S. Cessine
     Robert S. Cessine

                               BALANCED PORTFOLIO
                      PORTFOLIO SUMMARY as of June 30, 1999



--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

   Balanced Portfolio
   --------------------------------------
                          Total Return
    Period               ----------------
    Ended    Growth of            Average
    6/30/99   $10,000  Cumulative  Annual
   --------------------------------------
     1 Year $ 11,486    14.86%    14.86%
     5 Year $ 23,696   136.96%    18.83%
    10 Year $ 33,648   236.48%    12.90%

   S&P 500 Index (60%)
   and LBAB Index (40%)
   --------------------------------------
                          Total Return
    Period               ----------------
    Ended    Growth of            Average
    6/30/99   $10,000  Cumulative  Annual
   --------------------------------------
     1 Year $ 11,521    15.21%    15.21%
     5 Year $ 24,598   145.98%    19.71%
    10 Year $ 39,154   291.54%    14.62%


A chart in the form of a line graph appears here, illustrating the following data points:

Yearly periods ended June 30

              Year     S&P 500 Index     LBAB Index    Balanced Portfolio
              ----     -------------     ----------    ------------------

              '89         10000             10000         10000
              '90         11650             10783         10715
              '91         12509             11936         10957
              '92         14190             13614         12820
              '93         16125             15218         14242
              '94         16352             15018         14200
              '95         20613             16903         16911
              '96         25971             17750         19715
              '97         34987             19198         23858
              '98         45542             21220         29296
              '99         55909             21884         33648

The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses.


All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns during the 10 Year period were higher due to maintenance of the Portfolio's expenses.The Balanced Portfolio, with its current name and investment objective, commenced operations on May 1, 1993. Performance figures include the performance of its predecessor, the Managed Diversified Portfolio. Since adopting its current objectives, the cumulative and average annual returns are 140.64% and 15.30%, respectively.


--------------------------------------------------------------------------------
EQUITY HOLDINGS
--------------------------------------------------------------------------------

-------------------------------------
      Sector breakdown of the
    Portfolio's equity holdings
-------------------------------------
Technology                     23%
Health                         16%
Consumer Discretionary         15%
Consumer Staples               11%
Manufacturing                   9%
Media                           7%
Financials                      6%
Durables                        5%
Communications                  5%
Service Industries              3%
                            ------
                              100%
                            ======

--------------------------------------------------------------------------------
Five Largest Equity Holdings
--------------------------------------------------------------------------------
  1.Microsoft Corp. Developer of computer software
  2.Cisco Systems, Inc. Manufacturer of computer
    network products
  3.General Electric Co. Producer of electrical
    equipment
  4.Lucent Technologies, Inc. Developer of
    communication systems software and products
  5.Home Depot, Inc. Building materials and home improvement stores



--------------------------------------------------------------------------------
FIXED INCOME HOLDINGS
--------------------------------------------------------------------------------
       By Asset Type
       --------------------------------------------

       Corporate Bonds                        47%
       U.S. Treasuries                        22%
       U.S. Gov't Agency Pass-Thrus           14%
       Asset-Backed Securities                 8%
       Gov't National Mortgage Assoc.          4%
       Collateralized Mortgage                 3%
       Obligations
       Foreign Bonds - U.S.$ Denominated       2%
                                          -------
                                             100%
                                          =======

      By Quality
      ------------------------------------------------

      U.S. Government & Agencies                  27%
      AAA*                                        27%
      AA                                           9%
      A                                           21%
      BBB                                         13%
      BB                                           3%
                                               ------
                                                 100%
                                               ======

     *Category includes cash equivalents

                           GROWTH AND INCOME PORTFOLIO
                         PORTFOLIO MANAGEMENT DISCUSSION

Dear Shareholders,

         Toward the end of the six-month period investor sentiment shifted away from a handful of large-cap growth stocks into value stocks. The change had a positive effect on many of the Portfolio's holdings of value stocks and contributed to its outperformance during the final three months of the six-month reporting period. As of June 30, 1999, Class A shares returned 11.78%, nearly in keeping with the 12.39% return of the unmanaged S&P 500 Index.


--------------------------------------------------------------------------------
CALLOUT NEXT TO PRECEDING PARAGRAPH:

Value stocks returned to
favor, contributing the
Portfolio's outperformance
in the second quarter.
--------------------------------------------------------------------------------

         A powerful rally among cyclical stocks took the lead from large growth and technology stocks, which had dominated market performance from 1998 through the first three months of this year. High-flying Internet stocks were particularly hard hit as investors sold the most expensive, momentum-oriented stocks in favor of companies with improving fundamentals and compelling valuations that were expected to benefit from the recovering global economy.

         The biggest contributors to performance were our "industrial cyclical holdings," an area we were clearly early in last year. Top performers included Freeport McMoRan, Dow Chemical, Oregon Steel, Georgia Pacific, and Phelps Dodge. While we used the sector's early strength to eliminate Boise Cascade and ICI, our decision to stick with our overall valuation discipline paid off. Two other stocks were standouts: Meritor, an auto parts manufacturer that was spun off from Rockwell in late '97, and Lyondell, a chemical company that is highly leveraged to the price of ethylene.

         We have talked about the information superhighway "toll takers," i.e., the telephone companies that will benefit as more business is transacted through the Internet. Ameritech, BellAtlantic, GTE, SBC Communications, BellSouth, and Frontier all contributed to performance as industry consolidation, and a slightly clearer regulatory picture helped investors focus on their cheap multiples versus their growth rates.

         A significant detractor to performance was the absence of traditional technology holdings. We have remained underweighted in this area due to the high valuations of many technology issues. We will continue to monitor this area for stocks that are out of favor or with valuations that do not fully reflect their fundamental prospects.

         In this environment, our sense is that the Portfolio will perform more in line with the overall market for the balance of the year, with returns driven more by the fundamentals of individual stocks. In managing the Portfolio we will continue to focus, as we have in the past, on undervalued stocks where positive fundamentals relative to low expectations drive stock prices higher.

Sincerely,
Your Portfolio Management Team



/s/Robert T. Hoffman               /s/Lori J. Ensinger
Robert T. Hoffman                  Lori J. Ensinger
Lead Portfolio Manager


/s/Benjamin W. Thorndike           /s/Kathleen T. Millard
Benjamin W. Thorndike              Kathleen T. Millard

                           GROWTH AND INCOME PORTFOLIO
                     PERFORMANCE UPDATE as of June 30, 1999


--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

--------
CLASS A*
--------

   Growth and Income Portfolio
   --------------------------------------
                          Total Return
    Period               ----------------
    Ended    Growth of            Average
    6/30/99   $10,000  Cumulative  Annual
   --------------------------------------
     1 Year $ 10,887     8.87%     8.87%
     5 Year $ 26,131   161.31%    21.18%
    Life of
      Fund* $ 26,393   163.93%    20.67%

   S&P 500 Index
   --------------------------------------
                          Total Return
    Period               ----------------
    Ended    Growth of            Average
    6/30/99   $10,000  Cumulative  Annual
   --------------------------------------
     1 Year $ 12,276    22.76%    22.76%
     5 Year $ 34,191   241.91%    27.86%
    Life of
      Fund* $ 33,900   239.00%    26.64%

   * The Fund commenced operations on May 2, 1994. On May 1, 1997, existing shares were designated as Class A shares.

A chart in the form of a line graph appears here, illustrating the following data points:

                    S&P 500 Index+           Growth and Income Portfolio
                    --------------           ---------------------------
    5/94*               10000                            10000
    6/94                 9915                            10100
    6/95                12498                            12113
    6/96                15747                            15011
    6/97                21214                            20016
    6/98                27614                            24242
    6/99                33900                            26393


-------
CLASS B
-------

   Growth and Income Portfolio
   --------------------------------------
                          Total Return
    Period               ----------------
    Ended    Growth of            Average
    6/30/99   $10,000  Cumulative  Annual
   --------------------------------------
     1 Year $ 10,860     8.60%     8.60%
    Life of
     Fund** $ 14,662    46.62%    19.34%

   S&P 500 Index
   --------------------------------------
                          Total Return
    Period               ----------------
    Ended    Growth of            Average
    6/30/99   $10,000  Cumulative  Annual
   --------------------------------------
     1 Year $ 12,276    22.76%    22.76%
    Life of
     Fund** $ 17,714    77.14%    30.19%

 ** The Fund commenced selling Class B shares on May 1, 1997.

A chart in the form of a line graph appears here, illustrating the following data points:


                            S&P 500 Index            Growth and Income Portfolio
                            -------------            ---------------------------

             5/1/97**           10000                        10000
               6/97             11085                        11165
               9/97             11916                        12180
              12/97             12258                        12289
               3/98             13968                        13852
               6/98             14430                        13501
               9/98             12993                        11794
              12/98             15762                        13143
               3/99             16547                        13122
               6/99             17714                        14663

+The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns for the life of the Fund for Class A were higher due to maintenance of the Portfolio's expenses. See Financial Highlights for the Growth and Income Class A Portfolio.

                           GROWTH AND INCOME PORTFOLIO
                      PORTFOLIO SUMMARY as of June 30, 1999

DIVERSIFICATION
---------------

      Equity Securities                        96%
      Cash Equivalents                          4%
                                              ----
                                              100%
                                              ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

                      ------------------------------------
                             Sector breakdown of the
                           Portfolio's equity holdings
                      ------------------------------------
                      Financial                   19%
                      Communications              18%
                      Manufacturing               17%
                      Energy                      10%
                      Durables                     8%
                      Health                       7%
                      Consumer Staples             5%
                      Transportation               4%
                      Construction                 4%
                      Other                        8%
                                                 ----
                                                 100%
                                                 ====

                          The strongest contributors to
                            performance included the
                          energy, communications, and
                         construction sectors, while a
                            lack of growth-oriented
                         technology stocks and finance
                            holdings detracted from
                                  performance.


--------------------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS (28% of Portfolio)
--------------------------------------------------------------------------------

  1. Corning Inc. Specialty glass manufacturer
  2. Bell Atlantic Corp. Telecommunication services
  3. Xerox Corp. Manufacturer of copiers and duplicators
  4. American Home Products Corp. Diversified pharmaceutical company
  5. Bank of America Corp. Bank
  6. Avon Products, Inc. Manufacturer and retailer of cosmetics, jewelry and gift products
  7. Sprint Corp. Telecommunication services
  8. GTE Corp. Telecommunication services
  9. Ford Motor Co. Automobile manufacturer
 10. Bellsouth Corp. Telecommunication services

                            CAPITAL GROWTH PORTFOLIO
                        PORTFOLIO MANAGEMENT DISCUSSION
Dear Shareholders,

         The popularity of growth stocks has ebbed and flowed during the last six months, but the Portfolio's emphasis on finding "growth at a reasonable price" has enabled it to ride out the market's fluctuations over the period. For the six months ended June 30, 1999, the Portfolio's Class A shares returned 11.05% compared with the 12.39% return of its unmanaged benchmark, the S&P 500.



--------------------------------------------------------------------------------
CALLOUT NEXT TO PRECEDING PARAGRAPH:

An investment strategy
that emphasizes bottom-up
research, diversification,
and valuatin enabled the
Portfolio to perform well in
a volatile period.
--------------------------------------------------------------------------------

         Growth stocks performed exceptionally well in the first quarter, as low interest rates and ongoing concerns about the health of the U.S. economy prompted investors to focus on the stocks perceived to have the most reliable earnings growth. This longstanding trend reversed with lightening speed in April, when increasing evidence of a global recovery sparked a rotation from growth stocks to smaller companies and value names. During the final two months of the period, the growth and value sectors took turns leading the market, creating opportunities for stockpickers to capitalize on the volatility.

         Overall, our disciplined approach and emphasis on diversification proved to be an effective strategy. While we select holdings using intensive bottom-up analysis, one theme that has emerged across the portfolio is a focus on companies at the forefront of the convergence of communications and technology. As corporations put more data on networks and transfer more business to the Internet, the voice, data, networking, and storage functions have begun to come together at a rapid pace. Companies that are positioned to benefit from this trend, such as Corning, Applied Materials, IBM, Cisco Systems, and Worldcom were significant contributors to performance over the period. In addition, the Portfolio benefited from its holdings in energy stocks and cyclically-oriented growth names, which helped balance the weakness in traditional growth names early in the second quarter. Royal Dutch Shell, Parker Hannifin, and Tyco International were standouts in this category. Performance was also boosted by our holdings in the media sector, which also held up well even when growth stocks were out of favor. On the down side, we were hurt by our holdings in the pharmaceutical sector, which unraveled in the latter part of the period.

         Looking ahead, it is difficult to say whether the renewed interest in value stocks represents the beginning of a shift away from growth, or if it is merely the harbinger of broader participation in the stock market's rally. While we would continue to recommend caution with the market at its current levels, we will not stray from our strategy of investing in reasonably valued companies with consistent earnings growth. Believing that such companies will outperform the market over time, we will continue to take advantage of volatility to add high-quality growth stocks to the Portfolio.

      Sincerely,
      Your Portfolio Management Team

      /s/William F. Gadsden                    /s/Bruce F. Beaty
      William F. Gadsden                       Bruce F. Beaty
      Co-Lead Portfolio Manager                Co-Lead Portfolio Manager

                            CAPITAL GROWTH PORTFOLIO
                     PERFORMANCE UPDATE as of June 30, 1999


--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

--------
CLASS A*
--------

   Capital Growth Portfolio
   --------------------------------------
                          Total Return
    Period               ----------------
    Ended    Growth of            Average
    6/30/99   $10,000  Cumulative  Annual
   --------------------------------------
     1 Year $ 11,808    18.08%    18.08%
     5 Year $ 29,653   196.53%    24.28%
    10 Year $ 45,660   356.60%    16.40%

   S&P 500 Index
   --------------------------------------
                          Total Return
    Period               ----------------
    Ended    Growth of            Average
    6/30/99   $10,000  Cumulative  Annual
   --------------------------------------
     1 Year $ 12,276    22.76%    22.76%
     5 Year $ 34,191   241.91%    27.86%
    10 Year $ 55,909   459.09%    18.77%

* On May 12, 1997, existing shares were designated as Class A shares.

A chart in the form of a line graph appears here, illustrating the following data points:

Yearly periods ended June 30

    Year                 S&P 500 Index +          Capital Growth Portfolio
    ----                 ---------------          ------------------------
    '89                        10000                       10000
    '90                        11650                       10803
    '91                        12509                       11101
    '92                        14190                       13151
    '93                        16125                       15535
    '94                        16352                       15398
    '95                        20613                       18525
    '96                        25971                       22320
    '97                        34987                       30482
    '98                        45542                       38670
    '99                        55909                       45660


-------
CLASS B
-------

   Capital Growth Portfolio
   --------------------------------------
                          Total Return
    Period               ----------------
    Ended    Growth of            Average
    6/30/99   $10,000  Cumulative  Annual
   --------------------------------------
    1 Year   $ 11,781    17.81%    17.81%
   Life of
     Fund*   $ 16,091    60.91%    24.97%

   S&P 500 Index
   --------------------------------------
                          Total Return
    Period               ----------------
    Ended    Growth of            Average
    6/30/99   $10,000  Cumulative  Annual
   --------------------------------------
    1 Year  $ 12,276    22.76%    22.76%
   Life of
    Fund**  $ 16,697    66.97%    27.92%

** The Fund commenced selling Class B shares on May 12, 1997. Index comparisons began on May 31, 1997.

A chart in the form of a line graph appears here, illustrating the following data points:


                    S&P 500 Index +          Capital Growth Portfolio
                    ---------------          ------------------------
     5/97**             10000                         10000
     6/97               10449                         10581
     9/97               11232                         11739
    12/97               11554                         11569
     3/98               13166                         13079
     6/98               13601                         13391
     9/98               12247                         11310
    12/98               14857                         14222
     3/99               15597                         14746
     6/99               16697                         15776


+The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns for the 10 year period for Class A were higher due to maintenance of the Portfolio's expenses.

                            CAPITAL GROWTH PORTFOLIO
                      PORTFOLIO SUMMARY as of June 30, 1999


--------------------------------------------------------------------------------
DIVERSIFICATION
--------------------------------------------------------------------------------

          Equity Securities                  97%
          Cash Equivalents                    3%
                                            ----
                                            100%
                                            ====


A graph in the form of a pie chart apears here, illustrating the exact data points in the above table.


                      ------------------------------------
                             Sector breakdown of the
                           Portfolio's equity holdings
                      ------------------------------------
                         Technology                     19%
                         Consumer Discretionary         14%
                         Health                         13%
                         Financial                      11%
                         Manufacturing                   9%
                         Media                           9%
                         Consumer Staples                7%
                         Durables                        5%
                         Energy                          5%
                         Other                           8%
                                                     ------
                                                       100%
                                                     ======


                          The Portfolio's top holdings
                        reflect a focus on companies at
                              the forefront of the
                                 convergence of
                               communications and
                                  technology.


--------------------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS (27% of Portfolio)
--------------------------------------------------------------------------------

  1. Microsoft Corp. Developer of computer software
  2. Intel Corp. Producer of semiconductor memory circuits
  3. AT&T Corp -- Liberty Media Group Holding company of entertainment networks
  4. Home Depot, Inc. Building materials and home improvement stores
  5. MCI WorldCom, Inc. Provider of local, long distance, international, and Internet services
  6. American International Group, Inc. Major international insurance holding company
  7. Dayton Hudson Corp. Owner and operator of department and specialty stores
  8. International Business Machines Corp. Manufacturer of computers and servicer of information processing units
  9. Federal National Mortgage Association Insurer and holder of mortgage loans
 10. Sun Microsystems, Inc. Producer of high-performance workstations, servers, and networking software

                         LARGE COMPANY GROWTH PORTFOLIO
                        PORTFOLIO MANAGEMENT DISCUSSION

Dear Shareholders,


         The Large Company Growth Portfolio, one of two new offerings in the Scudder Variable Life Investment Fund, returned 7.97% in its first month of operation since its inception. While this figure represents an unusually high return for such a short time period, we are encouraged by the strong initial performance of the Portfolio.

         Our approach in managing the Portfolio is to establish long-term positions in the companies that we believe to be the best in each sector of our growth stock universe. We utilize a bottom-up approach to identify the factors most likely to indicate strong future performance, and avoid companies with deteriorating fundamentals. Each investment candidate must demonstrate a strong brand franchise, growing sales volume, rising market share, outstanding management, and consistent earnings growth. One of the most important aspects of this strategy is that it is designed to keep the portfolio from being "torpedoed" by earnings disappointments. Valuation is also a consideration, but is a lower priority than these criteria.


--------------------------------------------------------------------------------
CALLOUT NEXT TO PRECEDING PARAGRAPH:

Management uses a
bottom-up, research driven
approach to identify
companies with favorable
fundamentals and steady
earnings growth.
--------------------------------------------------------------------------------

         Consistent with the long-term focus of our strategy, we do not try to time the market, make large sector bets, or evaluate global economic trends. To mitigate the uncertainty associated with these factors, we strive to keep the Fund's sector weightings in line with those of the large-cap universe, i.e., within 5% of the sector weightings in the Russell 1000 Growth Index. In so doing, we are free to focus on the area in which we believe we can add the most value -- individual stock selection.

         During the abbreviated period, the Portfolio benefited from its holdings in the technology sector, particularly Applied Materials, Cisco Systems, EMC, Intel, Linear Technology, Sun Microsystems, and Lucent Technologies. Performance was also helped by a rebound in some of the Fund's health care names, such as Merck and Warner Lambert, as well as the strength of companies in the media sector, such as Liberty Media, Infinity Broadcasting, and Univision.

         Going forward, we will be relentless in our commitment to owning the best large-cap growth stocks available, and will adhere to our management style no matter what direction the stock market may take. While we recognize that certain Portfolio holdings are selling at lofty valuations, we also believe that those companies exhibit the strongest fundamentals in their respective industries which will produce superior results over time.

      Sincerely,

      /s/Valerie F. Malter               /s/George Fraise
      Valerie F. Malter                  George Fraise
      Lead Portfolio Manager

                         LARGE COMPANY GROWTH PORTFOLIO
                      PORTFOLIO SUMMARY as of June 30, 1999


--------------------------------------------------------------------------------
DIVERSIFICATION
--------------------------------------------------------------------------------

      ------------------------------------------------

      Equity Securities                          75%
      Cash Equivalents                           25%
                                                ----
                                                100%
                                                ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.



                      ------------------------------------
                             Sector breakdown of the
                           Portfolio's equity holdings
                      ------------------------------------
                         Technology                     23%
                         Health                         18%
                         Consumer Discretionary         15%
                         Consumer Staples               11%
                         Manufacturing                   8%
                         Media                           7%
                         Financial                       5%
                         Service Industries              5%
                         Durables                        5%
                         Communications                  3%
                                                     ------
                                                       100%
                                                     ======


                          The Portfolio's focus on high
                         quality companies with strong
                              earnings growth led
                         management to establish large
                        positions in the technology and
                              health care sectors.



--------------------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS (28% of Portfolio)
--------------------------------------------------------------------------------


  1. Microsoft Corp. Developer of computer software
  2. Cisco Systems, Inc. Manufacturer of computer network products
  3. General Electric Co. Producer of electrical equipment
  4. Lucent Technologies Inc. Developer of communication systems software and products
  5. Intel Corp. Producer of semiconductor memory circuits
  6. Home Depot, Inc. Building materials and home improvement stores
  7. Pfizer, Inc. International pharmaceutical company
  8. Medtronic Inc. Manufacturer of cardiac pacemakers
  9. America Online Inc. Provider of online computer services
 10. Merck & Co., Inc. Leading drug manufacturer

                         SMALL COMPANY GROWTH PORTFOLIO
                        PORTFOLIO MANAGEMENT DISCUSSION
Dear Shareholders,


         We'd like to welcome new shareholders of the Small Company Growth Portfolio, which commenced operations on May 3, 1999. Though the Portfolio is a new investment vehicle, it is similar to Scudder 21st Century Growth Fund, which we have managed since its inception in September 1996. For the abbreviated period that began with the Small Company Growth Portfolio's inception on May 3, 1999, and ended June 30, 1999, its Class A shares returned 11.67%.

         The Small Company Growth Portfolio seeks long-term growth by investing primarily in the securities of emerging growth companies. The Portfolio offers significant opportunity for capital appreciation through its investments in companies providing innovative products or services that we believe will have a profound and positive impact on the lives of consumers and businesses in tomorrow's economy. We look for companies that are unique, those that have a leadership position in the marketplace, and those that appear to be moving into a leadership position by posting significant market share gains.



--------------------------------------------------------------------------------
CALLOUT NEXT TO PRECEDING PARAGRAPH:

The Portfolio invests in
companies providing
innovative products or
services that we believe
will have a profound and
positive impact on the lives
of consumers and
businesses in tomorrow's
economy.
--------------------------------------------------------------------------------


         We believe that small-cap growth stocks, which have underperformed large-cap stocks over the past three years, are gradually catching up to large-cap stocks. Over the past three years, the Russell 1000 Growth (large cap) Index rose 119.62%, while the Russell 2000 Growth (small cap) Index posted a 28.23% gain. Year to date through June 30, 1999, the Russell 1000 Growth Index rose 10.45%, while the Russell 2000 Growth Index increased by 12.82%.

         In addition, a look at three of our initial purchases demonstrates the Portfolio's broad diversification: One example is Trex, which manufactures a unique mixture of plastic and recycled wood for outdoor decking. Unlike other decking materials, the product is maintenance-free. Trex's product is selling briskly, and has extremely strong market penetration potential. In the health care area, the Portfolio has invested in VISX, the leader in LASIK vision correction surgery -- a booming industry. VISX's share price has risen 50% since the Portfolio's inception. And in communications, the Portfolio has purchased Research in Motion, which distributes innovative wireless devices for the mobile communications market. Research in Motion's stock price doubled during the Portfolio's initial period.

         Because small-cap stocks have underperformed for so long, and seem to be staging a comeback, and because we are excited about the future for these small growth companies, we are optimistic concerning the Portfolio's prospects over the coming months. We believe the Small Company Growth Portfolio is an appropriate vehicle for investors seeking exposure to this dynamic segment of the U.S. economy.

      Sincerely,
      Your Portfolio Management Team

      /s/Peter Chin                      /s/Roy C. McKay
      Peter Chin                         Roy C. McKay

                         SMALL COMPANY GROWTH PORTFOLIO
                      PORTFOLIO SUMMARY as of June 30, 1999


--------------------------------------------------------------------------------
DIVERSIFICATION
--------------------------------------------------------------------------------

      ------------------------------------------------
      Equity Securities                          89%
      Cash Equivalents                           11%
                                                ----
                                                100%
                                                ====




                      ------------------------------------
                             Sector breakdown of the
                           Portfolio's equity holdings
                      ------------------------------------
                       Technology                     31%
                       Service Industries             18%
                       Health                         11%
                       Consumer Discretionary         10%
                       Manufacturing                   5%
                       Communications                  5%
                       Energy                          4%
                       Financial                       4%
                       Construction                    3%
                       Other                           9%
                                                   ------
                                                     100%
                                                   ======



                         Despite its strong emphasis on
                          technology, the Portfolio is
                            heavily diversified, with
                          investments in 12 investment
                              sectors and over 35
                                  sub-sectors.




--------------------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS (25% of Portfolio)
--------------------------------------------------------------------------------

  1. Pinnacle Systems, Inc. Manufacturer of video post-production workstations
  2  VISX Inc. Developer of laser technologies and systems for vision correction
  3. Vitesse Semiconductor Corp. Manufacturer of digital integrated circuits
  4. Realty Information Group Inc. Provider of building-specific information to the U.S. commercial real estate industry
  5. TSI International Software Ltd. Provider of software and related services to businesses
  6. Whittman-Hart, Inc. Information technology consulting and system integration services
  7. Mercury Interactive Corp. Producer of automated software testing tools
  8. Abacus Direct Corp. Providers information products and marketing research services
  9. MedQuist, Inc. Electronic document transcription and management services
 10. Trex Company, Inc. Manufacturer of non-wood decking alternative products

                           GLOBAL DISCOVERY PORTFOLIO
                        PORTFOLIO MANAGEMENT DISCUSSION

Dear Shareholders,

         The six-month period marked a significant change in investor sentiment as the dominance of U.S. large-cap growth stocks in the first quarter gave way to a powerful rally in small- and mid-cap stocks in the second quarter ended June 30, 1999. In Japan, the equity markets staged a powerful rally in the first quarter, with small-cap stocks leading the way. In contrast, returns from Europe languished as a sinking Euro turned positive stock gains into negative total returns for the six months. Overall, the Portfolio benefited significantly from the excellent performance of its U.S. holdings, which were responsible for nearly all of the Portfolio's positive return for the period.


--------------------------------------------------------------------------------
CALLOUT NEXT TO PRECEDING PARAGRAPH:

Marking reversals in
market sentiment, U.S. and
Japanese small-cap stocks
rallied strongly.
--------------------------------------------------------------------------------

         This contributed to the Portfolio's 10.76% Class A share return, which surpassed the 8.13% return of its benchmark, the unmanaged Salomon Brothers World Equity Index-Extended Market Index. Among the funds in the Variable Life Global category tracked by Lipper Analytical Services, Inc., which includes both small- and large-cap global portfolios, Class A shares ranked 197th out of 361 funds for the six-month period ended June 30th.

         In the U.S. portion of the Portfolio, our top holding -- VISX -- provided outstanding results. This U.S.-based company manufactures lasers used in vision correction surgery and holds a patent that allows it to collect $250 per eyeball corrected. The firm's dominant market position and large potential customer base are two reasons for the stock's strong showing. In the specialty-retailing sector, Tiffany & Co. has been benefiting from the strong U.S. economy and rising disposable incomes of its well-to-do clients. Other strong U.S. performers include familiar holdings Vitesse Semiconductor (superfast gallium arsenide chips for communications devices) and Network Appliance (dedicated, superfast file servers for networks).

         Outside the U.S., our U.K. holdings performed well, led by outsourcing company Serco and discount retailer Matalan, which has been expanding its stores strategically along highways. In Japan, our existing holding of Fujitsu Support, a provider of information support for computer networks, was a notable performer as were new additions Benesse (home tutoring) and Jafco (venture capital).

         Of course, there were a few holdings that did not add to performance, especially our positions in Europe that are tied to the Euro, which declined more than 12% over the six months. Even though many European markets were up in local currency terms, the weak European economy and higher U.S. interest rates contributed to a weak Euro. While the currency's decline was disappointing, the lower euro has increased the attractiveness of many European companies and their ability to compete in the world markets.

         Sincerely,
         Your Portfolio Management Team



         /s/Gerald J. Moran                 /s/Sewall F. Hodges
         Gerald J. Moran                    Sewall F. Hodges
         Lead Portfolio Manager             Portfolio Manager

                           GLOBAL DISCOVERY PORTFOLIO
                     PERFORMANCE UPDATE as of June 30, 1999


--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

-------
CLASS A
-------

   Global Discovery Portfolio
   --------------------------------------
                          Total Return
    Period               ----------------
    Ended    Growth of            Average
    6/30/99   $10,000  Cumulative  Annual
   --------------------------------------
     1 Year $ 11,048    10.48%    10.48%
    Life of
      Fund* $ 15,291    52.91%    14.36%

   Salomon Brothers World Equity
   EMI Index
   --------------------------------------
                          Total Return
    Period               ----------------
    Ended    Growth of            Average
    6/30/99   $10,000  Cumulative  Annual
   --------------------------------------
     1 Year $ 10,375     3.75%     3.75%
    Life of
      Fund* $ 12,660    26.60%     7.73%

* The Fund commenced operations on May 1, 1996.
  On May 2, 1997, existing shares were
  designated as Class A shares.

A chart in the form of a line graph appears here, illustrating the following data points:

                Salomon Brothers World
                  Equity EMI Index +        Global Discovery Portfolio
                  ------------------        --------------------------

        5/96*             10000                      10000
        6/96               9946                      10167
       12/96              10197                      10550
        6/97              11010                      11605
       12/97              11052                      11857
        6/98              12202                      13841
       12/98              11708                      13806
        6/99              12660                      15291


-------
CLASS B
-------

   Global Discovery Portfolio
   --------------------------------------
                          Total Return
    Period               ----------------
    Ended    Growth of            Average
    12/31/98  $10,000  Cumulative  Annual
   --------------------------------------
     1 Year $ 11,013    10.13%    10.13%
    Life of
     Fund** $ 14,645    46.45%    19.30%

   Salomon Brothers World Equity
   EMI Index
   --------------------------------------
                          Total Return
    Period               ----------------
    Ended    Growth of            Average
    12/31/98  $10,000  Cumulative  Annual
   --------------------------------------
     1 Year $ 10,593     5.93%     5.93%
     1 Year $ 10,375     3.75%     3.75%
    Life of
     Fund** $ 12,825    28.25%    12.17%

 ** The Fund commenced selling Class B shares on May 2, 1997.

A chart in the form of a line graph appears here, illustrating the following data points:

                          Salomon Brothers World
                            Equity EMI Index +       Global Discovery Portfolio
                            ------------------       --------------------------

               5/2/97**       10000                         10000
                 6/97         11153                         11177
                12/97         11196                         11403
                 6/98         12361                         13298
                12/98         11861                         13248
                 6/99         12825                         14645



+The Salomon Brothers World Equity Extended Market Index is an unmanaged small capitalization stock universe of 22 countries. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns during all periods were higher due to maintenance of the Portfolio's expenses. See Financial Highlights for the Global Discovery Portfolio.

                           GLOBAL DISCOVERY PORTFOLIO
                      PORTFOLIO SUMMARY as of June 30, 1999


--------------------------------------------------------------------------------
DIVERSIFICATION
--------------------------------------------------------------------------------

            By Region
            (Excluding 9% Cash Equivalents)
            --------------------------------------------------

            U.S. & Canada                     53%
            Europe                            40%
            Japan                              5%
            Other                              2%
                                           ------
                                             100%
                                           ======

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.


                   Excellent performance from the Portfolio's
                    U.S. holdings was responsible for nearly
                   all of its positive return for the period.




            By Sector
            (Excluding 9% Cash Equivalents)
            ----------------------------------------------------

            Service Industries                       22%
            Technology                               21%
            Health                                   18%
            Consumer Discretionary                   10%
            Financial                                 7%
            Communications                            5%
            Transportation                            5%
            Consumer Staples                          3%
            Energy                                    3%
            Other                                     6%
                                                  ------
                                                    100%
                                                  ======

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.



--------------------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS (37% of Portfolio)
--------------------------------------------------------------------------------


  1. VISX Inc. Developer of laser technologies and systems for vision correction in the United States
  2. Vitesse Semiconductor Corp. Manufacturer of digital integrated circuits in the United States 3.Network Appliance, Inc. Designer and manufacturer of network data storage devices in the United
     States
  4. Serco Group PLC Facilities management company in the United Kingdom
  5. Tiffany & Co. Retailer of jewelry and gift items in the United States
  6. Sterling Commerce, Inc. Producer of electronic data interchange products and services in the United States
  7. S&P Mid-Cap 400 Depository Receipts U.S. security that represents ownership in the Mid-Cap SPDR Trust
  8. Altran Technologies SA Provider of engineering and consulting services in France
  9. Fujitsu Support and Service Inc. Provider of information services in
     Japan
 10. Fiserv Inc. Data processing services in the United States

                             INTERNATIONAL PORTFOLIO
                        PORTFOLIO MANAGEMENT DISCUSSION

Dear Shareholders,

         International equities generally performed well in the first half of 1999, led by strong rallies in Japan and the emerging markets. Japan benefited from strong inflows of foreign capital as market participants were attracted by the improving macroeconomic outlook for the country. On the corporate level, numerous restructuring initiatives at major Japanese companies suggested a greater focus on profitability and shareholder interest than in the past. In contrast, the European markets were restrained by incoherent political leadership, disappointing prospects for economic growth, and unrealistically high expectations for the benefits of the monetary union. Against this backdrop, the Portfolio rose 10.00%, well ahead of the 4.51% return of its unmanaged benchmark, the MSCI EAFE Index. Stock selection was the critical factor that helped the Portfolio outperform both the benchmark and its peers.


--------------------------------------------------------------------------------
CALLOUT NEXT TO PRECEDING PARAGRAPH:

Superior stock selection
enabled the Portfolio
to post strong performance
during the period.
--------------------------------------------------------------------------------

         In managing the portfolio, we made significant changes early in the first quarter, then let our strategy play out through the final three months of the period. As it became increasingly obvious that the financial crisis of 1998 would not cause a slowdown in the global economy, we abandoned a defensive positioning in favor of a higher level of sensitivity to the global economy. Most notably, we raised our weighting in Japan to a level on par with the benchmark after holding an underweight position for several years. Our search for companies undergoing positive change led us to emphasize three categories of companies within the Japanese market: global technology stocks, restructuring candidates in the manufacturing and financial sectors, and companies leveraged to domestic growth. Our early move into Japan proved to be highly beneficial to performance when the market staged an explosive rally. In Europe, we maintained a focus on companies involved in restructuring and consolidation activity, which led us to build a substantial position in cyclicals.

         Going forward, we remain optimistic on the outlook for overseas equities. We expect stronger economic growth in both Europe and Japan, and we believe that the quest for greater efficiency on the corporate level will continue to drive earnings growth. In addition, it is likely that merger and acquisition activity will continue to boost market performance in both regions. We believe that the confluence of these factors will make the next several years an exciting time to search for opportunities in the international markets.

      Sincerely,
      Your Portfolio Management Team

      /s/Irene T. Cheng                  /s/Carol L. Franklin
      Irene T. Cheng                     Carol L. Franklin
      Lead Portfolio Manager

      /s/Nicholas Bratt                  /s/Sheridan Reilly
      Nicholas Bratt                     Sheridan Reilly


      /s/Deborah A. Chaplin
      Deborah A. Chaplin

                             INTERNATIONAL PORTFOLIO
                     PERFORMANCE UPDATE as of June 30, 1999


--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

--------
CLASS A*
--------

   International Portfolio
   --------------------------------------
                          Total Return
    Period               ----------------
    Ended    Growth of            Average
    6/30/99   $10,000  Cumulative  Annual
   --------------------------------------
     1 Year $ 10,799     7.99%     7.99%
     5 Year $ 17,845    78.45%    12.28%
    10 Year $ 29,993   199.93%    11.61%

   MSCI EAFE & Candada Index
   --------------------------------------
                          Total Return
    Period               ----------------
    Ended    Growth of            Average
    6/30/99   $10,000  Cumulative  Annual
   --------------------------------------
     1 Year $ 10,737     7.37%     7.37%
     5 Year $ 15,015    50.15%     8.46%
    10 Year $ 19,003    90.03%     6.63%

*  On May 8, 1997, existing shares were
   designated as Class A shares.

A chart in the form of a line graph appears here, illustrating the following data points:

Yearly periods ended June 30

            Year   MSCI EAFE & Canada Index +     International Portfolio
            ----   --------------------------     -----------------------

            '89             10000                         10000
            '90             10314                         12995
            '91              9187                         11681
            '92              9116                         12718
            '93             10894                         13871
            '94             12656                         16807
            '95             12943                         17247
            '96             14670                         20081
            '97             16653                         24073
            '98             17699                         27773
            '99             19003                         29993


-------
CLASS B
-------

   International Portfolio
   --------------------------------------
                          Total Return
    Period               ----------------
    Ended    Growth of            Average
    12/31/98  $10,000  Cumulative  Annual
   --------------------------------------
     1 Year $ 10,773     7.73%     7.73%
    Life of
     Fund** $ 13,299    32.99%    14.21%

   MSCI EAFE & Canada Index
   --------------------------------------
                          Total Return
    Period               ----------------
    Ended    Growth of            Average
    12/31/98  $10,000  Cumulative  Annual
   --------------------------------------
     1 Year $ 10,737     7.37%     7.37%
    Life of
     Fund** $ 12,021    20.21%     9.24%

** The Fund commenced selling Class B shares on May 8, 1997. Index comparisons began on May 31, 1997.

A chart in the form of a line graph appears here, illustrating the following data points:

                              MSCI EAFE &
                              Canada Index +         International Portfolio
                              --------------         -----------------------

               5/97**             10000                      10000
               6/97               10513                      10534
               9/97               10649                      10495
              12/97               10036                       9686
               3/98               11428                      11109
               6/98               12107                      11196
               9/98               10315                       9549
              12/98               11870                      11503
               3/98               12140                      11683
               6/98               13043                      12021

+The Morgan Stanley Capital International (MSCI) Europe, Australia, the Far East
(EAFE) & Canada Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada. Index returns assume reinvestment of dividends net of withholding tax and, unlike Portfolio returns, do not reflect any fees or expenses.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns during the 10 year period of Class A were higher due to maintenance of the Portfolio's expenses.

                             INTERNATIONAL PORTFOLIO
                      PORTFOLIO SUMMARY as of June 30, 1999



--------------------------------------------------------------------------------
DIVERSIFICATION
--------------------------------------------------------------------------------

            By Region
            (Excluding 5% Cash Equivalents)
            ----------------------------------------------------

            Europe                                   65%
            Japan                                    23%
            Pacific Basin                            11%
            U.S. & Canada                             1%
                                                  ------
                                                    100%
                                                  ======

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.


                   Management raised the Portfolio's weighting
                    in Japan to take advantage of compelling
                         valuations early in the period.



            By Sector
            (Excluding 5% Cash Equivalents)
            ----------------------------------------------------

            Manufacturing                            18%
            Financial                                16%
            Technology                               11%
            Communications                           11%
            Service Industries                        7%
            Consumer Staples                          7%
            Energy                                    6%
            Consumer Discretionary                    5%
            Media                                     4%
            Other                                    15%
                                                  ------
                                                    100%
                                                  ======

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS (16% of Portfolio)
--------------------------------------------------------------------------------

  1. Telecom Italia SpA Provider of telecommunications, electronics, and network construction in Italy
  2. Elf Aquitaine SA Petroleum company in France
  3. Nokia Oyj Manufacturer of telecommunication networks and equipment in Finland
  4. Reuters Group PLC International news agency in the United Kingdom
  5. Rio Tinto PLC Mining company in the United Kingdom
  6. BOC Group PLC Producer of industrial gases in the United Kingdom
  7. Canadian National Railway Co. Railroad operator in Canada
  8. Mannesmann AG Diversified construction and technology company in Germany
  9. Rhone-Poulenc SA Medical, agricultural, and consumer chemicals in France
 10. Shell Transport & Trading PLC Petroleum company in the United Kingdom

                             MONEY MARKET PORTFOLIO
              INVESTMENT PORTFOLIO as of June 30, 1999 (Unaudited)





                                                               Principal
                                                               Amount ($)     Value ($)
---------------------------------------------------------------------------------------

COMMERCIAL PAPER 65.2%
---------------------------------------------------------------------------------------
Ace Overseas Corp., 4.85%, 7/8/1999* ......................     6,150,000     6,144,200
Alpine Securization Corp., 4.82%, 7/8/1999* ...............     8,000,000     7,992,502
Asset Portfolio Funding, 4.92%, 7/12/1999* ................     8,000,000     7,987,973
Associates First Capital Corp., 5.07%, 7/8/1999* ..........     3,200,000     3,196,845
Banque National de Paris, 4.93%, 10/5/1999* ...............     4,500,000     4,440,840
CSW Credit, Inc., 5.82%, 7/1/1999* ........................     2,836,000     2,836,000
Duke Capital Corp., 4.92%, 7/14/1999* .....................     6,196,000     6,184,992
FINOVA Capital Corp., 4.98%, 8/20/1999* ...................     3,529,000     3,504,591
Heller Financial Inc., 4.90%, 7/14/1999* ..................     2,992,000     2,986,663
Lexington Parker Capital Corp., 4.89%, 8/24/1999* .........     8,000,000     7,941,320
Merita North America Corp., 4.90%, 8/10/1999* .............     7,900,000     7,856,989
Moat Funding LLC, 5.00%, 7/13/1999* .......................     5,171,000     5,162,382
Mont Blanc Capital Corp., 4.93%, 7/19/1999* ...............     5,900,000     5,885,457
Quincy Capital Corp., 4.92%, 7/20/1999* ...................     8,000,000     7,979,227
Royal Bank of Canada, 4.92%, 11/17/1999* ..................     8,000,000     7,848,027
Receivables Capital Corp., 4.93%, 7/13/1999* ..............     8,000,000     7,986,853
Sheffield Receivables Corp., 4.95%, 7/9/1999* .............     3,000,000     2,996,700
Twin Towers Inc., 4.92%, 7/8/1999* ........................     3,500,000     3,496,652
Windmill Funding Corp., 4.82%, 7/8/1999* ..................     7,000,000     6,993,439
                                                                            -----------
Total Commercial Paper (Cost $109,421,652) ................                 109,421,652
                                                                            -----------

SHORT-TERM NOTES 34.8%
---------------------------------------------------------------------------------------
American Express Centurion Bank, 4.9975%, 3/22/2000** .....     8,000,000     8,000,000
Comerica Bank, 4.911%, 7/23/1999** ........................     7,500,000     7,499,645
Countrywide Home Loan, 5.25%, 10/15/1999** ................     8,000,000     8,000,000
Credit Suisse First Boston Corp., 4.97%, 6/9/2000** .......     5,000,000     5,000,000
Harris Trust & Savings Bank, 4.91%, 4/6/2000** ............     8,000,000     7,997,594
Heller Financial Inc., 5.22%, 7/7/2000** ..................     5,000,000     5,005,788
MBNA American Bank, 5.25%, 10/18/1999** ...................     1,000,000       999,863
MBNA Bank, 5.25%, 6/23/2000** .............................     4,000,000     3,995,696
NationsBank Corp., 4.83%, 7/21/1999** .....................     5,000,000     4,999,892
Toronto-Dominion Bank, 4.834%, 8/13/1999** ................     7,000,000     6,999,348
                                                                            -----------
Total Short-Term Notes (Cost $58,497,826) .................                  58,497,826
                                                                            -----------
---------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $167,919,478) (a)                167,919,478
                                                                            ===========
---------------------------------------------------------------------------------------

*        Annualized yield at time of purchase; not a coupon rate. (Unaudited)

** Floating rate notes are securities whose interest rates vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their rate as of June 30, 1999.

(a)      Cost for federal income tax purposes is $167,919,478.

    The accompanying notes are an integral part of the financial statements.

                             MONEY MARKET PORTFOLIO
                              FINANCIAL STATEMENTS

 STATEMENT OF ASSETS AND LIABILITIES
----------------------------------------------------------------------------------------------------
June 30, 1999 (Unaudited)
----------------------------------------------------------------------------------------------------
Assets
Investments (cost $167,919,478) ...................................   $167,919,478
Interest receivable ...............................................        427,514
Other assets ......................................................          1,140
                                                                      ------------
Total assets ......................................................    168,348,132

Liabilities
Due to custodian bank .............................................            132
Accrued management fee ............................................         49,923
Other payables and accrued expenses ...............................         18,782
                                                                      ------------
Total liabilities .................................................         68,837
                                                                      ------------
Net assets, at value ..............................................   $168,279,295
                                                                      ============
Net Assets
Net assets consist of:
Paid-in capital ...................................................    168,279,295
                                                                      ------------
Net assets, at value ..............................................   $168,279,295
                                                                      ============
Net asset value offering and redemption price per share
   ($168,279,295 / 168,279,295 outstanding shares of beneficial
   interest, $.01 par value, unlimited number of shares authorized)   $       1.00
                                                                      ============


    The accompanying notes are an integral part of the financial statements.

                             MONEY MARKET PORTFOLIO

 STATEMENT OF OPERATIONS
----------------------------------------------------------------------------------------------------
Six Months Ended June 30, 1999 (Unaudited)
----------------------------------------------------------------------------------------------------
Investment Income
Interest ...........................................   $4,170,375
                                                       ----------

Expenses:
Management fee .....................................      305,688
Custodian fees .....................................        5,771
Accounting fees ....................................       19,445
Trustees' fees and expenses ........................        9,189
Legal ..............................................        2,243
Auditing ...........................................        5,430
Shareholder reports and other ......................        5,244
                                                       ----------
                                                          353,010
                                                       ----------
Net investment income ..............................    3,817,365
                                                       ----------
Net increase in net assets resulting from operations   $3,817,365
                                                       ==========



    The accompanying notes are an integral part of the financial statements.

                             MONEY MARKET PORTFOLIO


         STATEMENTS OF CHANGES IN NET ASSETS
                                                                        Six Months
                                                                          Ended          Year Ended
                                                                       June 30, 1999    December 31,
Increase (Decrease) in Net Assets                                       (Unaudited)        1998
----------------------------------------------------------------------------------------------------
Operations:
Net investment income .............................................   $   3,817,365    $   6,799,480
                                                                      -------------    -------------
Net increase in net assets resulting from operations ..............       3,817,365        6,799,480
                                                                      -------------    -------------
Distributions to shareholders from net investment income ..........      (3,817,365)      (6,799,480)
                                                                      -------------    -------------
Portfolio share transactions at net asset value of $1.00 per share:
Proceeds from shares sold .........................................     244,767,454      376,936,553
Net asset value of shares issued to shareholders in
   reinvestment of distributions ..................................       3,817,365        6,799,315
Cost of shares redeemed ...........................................    (228,457,953)    (338,159,816)
                                                                      -------------    -------------
Net increase (decrease) in net assets from Portfolio share
   transactions ...................................................      20,126,866       45,576,052
                                                                      -------------    -------------
Increase (decrease) in net assets .................................      20,126,866       45,576,052
Net assets at beginning of period .................................     148,152,429      102,576,377
                                                                      -------------    -------------
Net assets at end of period .......................................   $ 168,279,295    $ 148,152,429
                                                                      =============    =============



    The accompanying notes are an integral part of the financial statements.

                             MONEY MARKET PORTFOLIO
                              FINANCIAL HIGHLIGHTS



 The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


                                              Six Months Ended               Years Ended December 31,
                                               June 30, 1999    ---------------------------------------------------
                                                (Unaudited)      1998        1997       1996       1995       1994
                                                -------------------------------------------------------------------

Net asset value, beginning of period ........   $  1.000      $  1.000    $  1.000    $ 1.000    $ 1.000    $ 1.000
                                                --------      --------    --------    -------    -------    -------
Income from investment operations:
Net investment income .......................       .023          .052        .051       .050       .055       .037
Less distributions from net investment income      (.023)        (.052)      (.051)     (.050)     (.055)     (.037)
                                                --------      --------    --------    -------    -------    -------
Net asset value, end of period ..............   $  1.000      $  1.000    $  1.000    $ 1.000    $ 1.000    $ 1.000
                                                ========      ========    ========    =======    =======    =======
Total Return (%) ............................       2.31**        5.29        5.25       5.09       5.65       3.72
Ratios and Supplemental Data
Net assets, end of period ($ millions) ......        168           148         103         98         80         90
Ratio of operating expenses to average daily
  net assets (%) ............................        .43*          .44         .46        .46        .50        .56
Ratio of net investment income to
  average daily net assets (%) ..............       4.62*         5.17        5.15       4.98       5.51       3.80

*  Annualized
** Not annualized

                                 BOND PORTFOLIO
              INVESTMENT PORTFOLIO as of June 30, 1999 (Unaudited)





                                                                                                 Principal    Market
                                                                                                Amount ($)   Value ($)
----------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT 2.6%
----------------------------------------------------------------------------------------------------------------------

Repurchase Agreement with State Street Bank and Trust Company dated 6/30/1999 at 4.75%
   to be repurchased at $2,703,357 on 7/1/1999, collateralized by a $2,585,000 U.S. Treasury
   Note, 8.75%, 8/15/2000 (Cost $2,703,000) ................................................    2,703,000    2,703,000
                                                                                                            ----------

U.S. TREASURIES 16.5%
----------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bond, 7.25%, 5/15/2016 .......................................................    2,500,000    2,749,600
U.S. Treasury Bond, 6.25%, 8/15/2023 .......................................................    1,550,000    1,557,270
U.S. Treasury Bond, 3.676%, 4/15/2028 ......................................................    2,000,000    1,939,246
U.S. Treasury Note, 5.875%, 11/30/2001 .....................................................      500,000      503,125
U.S. Treasury Note, 5.5%, 5/31/2003 ........................................................    1,500,000    1,488,510
U.S. Treasury Note, 10.75%, 8/15/2005 ......................................................    2,500,000    3,107,800
U.S. Treasury Note, 6.5%, 10/15/2006 .......................................................    2,500,000    2,581,250
U.S. Treasury Note, 4.75%, 11/15/2008 ......................................................    1,000,000      918,280
U.S. Treasury Note, 3.875%, 1/15/2009 ......................................................    2,000,000    2,036,755
                                                                                                            ----------
Total U.S. Treasuries (Cost $17,699,896) ...................................................                16,881,836
                                                                                                            ----------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION 4.3%
----------------------------------------------------------------------------------------------------------------------
Government National Mortgage Association Pass-thru, 7.5%, 7/15/2026 (a) ....................    1,465,443    1,479,174
Government National Mortgage Association Pass-thru, 7.0%, 3/15/2028 (a) ....................    2,997,666    2,964,879
                                                                                                            ----------
Total Government National Mortgage Association (Cost $4,533,605) ...........................                 4,444,053
                                                                                                            ----------

U.S. GOVERNMENT AGENCY PASS-THRUS 7.3%
----------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., 8.0%, 4/1/2008 (a) .......................................      268,924      274,138
Federal National Mortgage Association, 8.0%, with various maturities to 12/1/2012 (a) ......    2,472,439    2,540,709
Federal National Mortgage Association, 6.5%, 3/1/2028 (a) ..................................    4,869,588    4,711,326
                                                                                                            ----------
Total U. S. Government Agency Pass-thrus (Cost $7,731,053) .................................                 7,526,173
                                                                                                            ----------

COLLATERALIZED MORTGAGE OBLIGATIONS 2.9%
----------------------------------------------------------------------------------------------------------------------
Residential Accredit Loans, Inc., 7.25%, 11/25/2027 ........................................    1,511,959    1,507,234
Residential Asset Securitization Trust Series 1997-A6, 7.25%, 9/25/2012 ....................    1,500,000    1,503,750
                                                                                                            ----------
Total Collateralized Mortgage Obligations (Cost $3,060,207) ................................                 3,010,984
                                                                                                            ----------

FOREIGN BONDS -- U.S. DOLLAR DENOMINATED 1.5%
----------------------------------------------------------------------------------------------------------------------
Norsk Hydro AS, 7.75%, 6/15/2023 (Cost $1,611,150) .........................................    1,500,000    1,495,875
                                                                                                            ----------

ASSET BACKED 6.1%
----------------------------------------------------------------------------------------------------------------------

Automobile Receivables 1.8%
First Security Auto Owner Trust, 6%, 10/15/2003 ............................................    1,000,000      998,750
Premier Auto Trust Asset Backed Certificate, Series 1996-3 A4, 6.75%, 11/6/2000 ............      842,873      846,295
                                                                                                            ----------
                                                                                                             1,845,045
                                                                                                            ----------

Credit Card Receivables 1.4%
MBNA Master Credit Card Trust, 5.8%, 12/15/2005 ............................................    1,500,000    1,466,250
                                                                                                            ----------

Equipment Lease Receivables 1.5%
PBG Equipment Trust Series 1A, 6.27%, 1/20/2012 ............................................    1,567,750    1,552,496
                                                                                                            ----------

Manufactured Housing Receivables 1.4%
Green Tree Financial Corp. Series 1997-1 B2, 7.76%, 3/15/2028 ..............................      650,000      494,202
Green Tree Financial Corp., Series 1997-2 B1, 7.56%, 6/15/2028 .............................    1,000,000      929,370
                                                                                                            ----------
                                                                                                             1,423,572
                                                                                                            ----------
Total Asset Backed (Cost $6,564,310) .......................................................                 6,287,363
                                                                                                            ----------

    The accompanying notes are an integral part of the financial statements.

                         BOND PORTFOLIO






                                                                        Principal     Market
                                                                        Amount ($)   Value ($)
----------------------------------------------------------------------------------------------------------------------

Corporate Bonds 58.8%
----------------------------------------------------------------------------------------------------------------------

Consumer Discretionary 1.0%
Westpoint Stevens, Inc., 7.875%, 6/15/2005 .........................    1,000,000      977,500
                                                                                    ----------

Consumer Staples 4.0%
Bass America Inc., 6.625%, 3/1/2003 ................................    1,000,000      998,010
Kellogg Co., 5.75%, 2/2/2001 .......................................    1,000,000      995,500
PepsiCo, Inc., 5.625%, 2/17/2009 ...................................    1,250,000    1,153,613
Safeway Inc., 6.05%, 11/15/2003 ....................................    1,000,000      978,550
                                                                                    ----------
                                                                                     4,125,673
                                                                                    ----------

Communications 7.5%
AT&T Corp., 6%, 3/15/2009 ..........................................    1,000,000      939,790
Qwest Communications International, 7.5%, 11/1/2008 ................    2,000,000    1,999,760
Sprint Capital Corp., 6.125%, 11/15/2008 ...........................    2,000,000    1,845,780
Sprint Capital Corp., 6.375%, 5/1/2009 .............................    1,000,000      950,000
WorldCom, Inc., 6.4%, 8/15/2005 ....................................    2,000,000    1,956,600
                                                                                    ----------
                                                                                     7,691,930
                                                                                    ----------

Financial 14.2%
Associates Corp. of North America, 6.625%, 5/15/2001 ...............    2,000,000    2,016,460
BankAmerica Corp., 7.125%, 5/1/2006 ................................    1,000,000    1,009,820
Capital One Bank, 6.57%, 1/27/2003 .................................    1,000,000      979,900
First USA Bank, 5.85%, 2/22/2001 ...................................    1,500,000    1,493,865
First Union Institutional Capital II, 7.85%, 1/1/2027 ..............    1,750,000    1,715,420
Ford Motor Credit Co., 6.125%, 4/28/2003 ...........................    1,500,000    1,478,130
GS Escrow Corp., 7%, 8/1/2003 ......................................    1,000,000      966,875
General Electric Capital Corp., 6.02%, 5/4/2001 ....................    1,500,000    1,494,375
Home Savings of America, 6%, 11/1/2000 .............................    1,250,000    1,246,388
Merrill Lynch & Co., Inc., 6%, 2/17/2009 ...........................    1,000,000      923,800
Prudential Insurance Co., 6.375%, 7/23/2006 ........................    1,250,000    1,217,950
                                                                                    ----------
                                                                                    14,542,983
                                                                                    ----------

Media 7.3%
Cablevision Systems Corp., 7.875%, 2/15/2018 .......................    1,000,000      951,860
Chancellor Media Corp., 8%, 11/1/2008 ..............................    1,000,000      980,000
Charter Communication Holdings LLC, 8.25%, 4/1/2007 ................    1,000,000      952,500
News America Holdings Inc., 9.25%, 2/1/2013 ........................    1,000,000    1,124,130
Outdoor Systems, Inc., 8.875%, 6/15/2007 ...........................    1,000,000    1,043,750
TCI-Communications, Inc., 8%, 8/1/2005 .............................    1,250,000    1,314,888
Time Warner Inc., 9.125%, 1/15/2013 ................................    1,000,000    1,132,060
                                                                                    ----------
                                                                                     7,499,188
                                                                                    ----------

Service Industries 0.5%
Allied Waste North America, 7.375%, 1/1/2004 .......................      500,000      470,000
                                                                                    ----------

Durables 3.7%
BE Aerospace, Inc., 8%, 3/1/2008 ...................................      850,000      794,750
Lear Corp., 7.96%, 5/15/2005 .......................................    1,000,000      969,980
Martin Marietta Corp., 6.5%, 4/15/2003 .............................    1,000,000      987,540
McDonnell Douglas Finance Corp., Medium Term Note, 6.75%, 12/23/2003    1,000,000    1,012,370
                                                                                    ----------
                                                                                     3,764,640
                                                                                    ----------

Manufacturing 0.7%
Graham Packaging Co., 8.75%, 1/15/2008 .............................      750,000      712,500
                                                                                    ----------

    The accompanying notes are an integral part of the financial statements.

                                 BOND PORTFOLIO






                                                                   Principal      Market
                                                                   Amount ($)    Value ($)
----------------------------------------------------------------------------------------------------------------------

Technology 2.7%
Raytheon Co., 6%, 12/15/2010 .................................     1,500,000     1,371,960
Xerox Corp., 5.5%, 11/15/2003 ................................     1,500,000     1,428,990
                                                                               -----------
                                                                                 2,800,950
                                                                               -----------

Energy 9.4%
Anadarko Petroleum Corp., 7%, 11/15/2027 .....................     2,000,000     1,827,400
Barrett Resources Corp., 7.55%, 2/1/2007 .....................       750,000       723,750
Conoco, Inc., 6.35%, 4/15/2009 ...............................     1,000,000       959,810
Louis Dreyfus Natural Gas Corp., Senior Note, 9.25%, 6/15/2004     1,575,000     1,673,438
Louisiana Land & Exploration Co., 7.65%, 12/1/2023 ...........     1,250,000     1,238,400
Petroleum Geo-Services, 6.625%, 3/30/2008 ....................     1,000,000       941,330
Pioneer Natural Resources Co., 7.2%, 1/15/2028 ...............     1,500,000     1,155,000
Texas Eastern Transmission Corp., 10%, 8/15/2001 .............     1,000,000     1,073,780
                                                                               -----------
                                                                                 9,592,908
                                                                               -----------

Construction 0.5%
Nortek, Inc., 9.125%, 9/1/2007 ...............................       500,000       498,750
                                                                               -----------

Transportation 2.5%
Allied Holdings Inc., 8.625%, 10/1/2007 ......................       700,000       665,000
Continental Airlines Inc., 6.795%, 8/2/2018 ..................     1,500,000     1,432,500
Newport News Shipbuilding Co., 8.625%, 12/1/2006 .............       500,000       512,500
                                                                               -----------
                                                                                 2,610,000
                                                                               -----------

Utilities 4.8%
Houston Light & Power Capital Trust II, 8.257%, 2/1/2037 .....       500,000       481,250
Niagara Mohawk Power Corp., 7.375%, 7/1/2003 .................     2,500,000     2,542,800
PacifiCorp, 6.15%, 1/15/2008 .................................     1,000,000       952,010
Public Service Co. of Colorado, 6%, 4/15/2003 ................     1,000,000       982,360
                                                                               -----------
                                                                                 4,958,420
                                                                               -----------
Total Corporate Bonds (Cost $62,277,341) .....................                  60,245,442
                                                                               -----------
------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $106,180,562) (b) .                 102,594,726
                                                                               ===========
------------------------------------------------------------------------------------------

  (a) Effective maturities will be shorter due to prepayments.
  (b) At June 30, 1999, the net unrealized depreciation on investments based on cost for federal income tax purposes of $106,189,312 was as follows:

      Aggregate gross unrealized appreciation for all investments in which there is an
      excess of market  value over tax cost.............................................          $    392,689
      Aggregate gross unrealized depreciation for all investments in which there is an
      excess of tax cost over market value..............................................             3,987,275
                                                                                                  ------------
      Net unrealized depreciation.......................................................          $  3,594,586
                                                                                                  ============

--------------------------------------------------------------------------------
Purchases and sales of investment securities (excluding short-term investments and direct U.S. Government obligations), for the six months ended June 30, 1999, aggregated $33,392,308 and $26,621,662, respectively. Purchases and sales of direct U.S. Government obligations for the six months ended June 30, 1999 aggregated $21,332,703 and $26,712,773, respectively.
--------------------------------------------------------------------------------
From November 1 through December 31, 1998, the Bond Portfolio incurred approximately $170,000 of net realized capital losses. As permitted by tax regulations, the portfolio intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 1999.


    The accompanying notes are an integral part of the financial statements.

                                 BOND PORTFOLIO
                              FINANCIAL STATEMENTS

 STATEMENT OF ASSETS AND LIABILITIES
----------------------------------------------------------------------------------------------------
June 30, 1999 (Unaudited)
----------------------------------------------------------------------------------------------------

Assets

Investments, at market (identified cost $106,180,562) ...........   $ 102,594,726
Interest receivable .............................................       1,555,883
Receivable for Portfolio shares sold ............................          27,153
Other assets ....................................................           1,151
                                                                    -------------
Total assets ....................................................     104,178,913

Liabilities
Payable for Portfolio shares redeemed ...........................         310,476
Accrued management fee ..........................................          39,156
Other payables and accrued expenses .............................          14,075
                                                                    -------------
Total liabilities ...............................................         363,707
                                                                    -------------
Net assets, at market value .....................................   $ 103,815,206
                                                                    =============
Net Assets
Net assets consist of:
Undistributed net investment income (loss) ......................       1,661,551
Net unrealized appreciation (depreciation) on investments .......      (3,585,836)
Accumulated net realized gain (loss) ............................        (858,539)
Paid-in capital .................................................     106,598,030
                                                                    -------------
Net assets, at market value .....................................   $ 103,815,206
                                                                    =============
Net asset value offering and redemption price per share
   ($103,815,206 / 16,055,738 outstanding shares of beneficial
   interest, no par value, unlimited number of shares authorized)   $        6.47
                                                                    =============


    The accompanying notes are an integral part of the financial statements.

                                 BOND PORTFOLIO


 STATEMENT OF OPERATIONS
----------------------------------------------------------------------------------------------------
Six Months Ended June 30, 1999 (Unaudited)
----------------------------------------------------------------------------------------------------
Investment Income
Interest .........................................................   $ 3,610,286
                                                                     -----------

Expenses:
Management fee ...................................................       250,912
Custodian fees ...................................................           552
Accounting fees ..................................................        23,053
Trustees' fees and expenses ......................................         9,189
Auditing .........................................................         3,620
Legal ............................................................         1,498
Shareholder reports and other ....................................         3,924
                                                                     -----------
                                                                         292,748
                                                                     -----------
Net investment income ............................................     3,317,538
                                                                     -----------
Net realized and unrealized gain (loss) on investment transactions
Net realized gain (loss) from investments ........................      (519,810)
                                                                     -----------
Net unrealized appreciation (depreciation) during the period on
   investments ...................................................    (4,236,810)
                                                                     -----------
Net gain (loss) on investment transactions .......................    (4,756,620)
                                                                     -----------
Net increase (decrease) in net assets resulting from operations ..   $(1,439,082)
                                                                     ===========



    The accompanying notes are an integral part of the financial statements.

                                 BOND PORTFOLIO


 STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                     Six Months
                                                                         Ended         Year Ended
                                                                     June 30, 1999    December 31,
                                                                      (Unaudited)        1998
------------------------------------------------------------------------------------------------------
Operations:
Net investment income .........................................   $   3,317,538    $   5,872,849
Net realized gain (loss) from investment transactions .........        (519,810)       1,549,350
Net unrealized appreciation (depreciation) on  investment
   transactions during the period .............................      (4,236,810)      (1,599,146)
                                                                  -------------    -------------
Net increase (decrease) in net assets resulting from operations      (1,439,082)       5,823,053
                                                                  -------------    -------------
Distributions to shareholders from:
Net investment income .........................................      (3,437,261)      (5,348,241)
                                                                  -------------    -------------
Net realized gains from investment transactions ...............      (1,738,743)        (295,455)
                                                                  -------------    -------------
Portfolio share transactions:
Proceeds from shares sold .....................................      17,276,315       51,946,542
Net asset value of shares issued to shareholders in
   reinvestment of distributions ..............................       5,176,004        5,643,696
Cost of shares redeemed .......................................     (18,446,618)     (32,732,036)
                                                                  -------------    -------------
Net increase (decrease) in net assets from Portfolio share
   transactions ...............................................       4,005,701       24,858,202
                                                                  -------------    -------------
Increase (decrease) in net assets .............................      (2,609,385)      25,037,559
Net assets at beginning of period .............................     106,424,591       81,387,032
                                                                  -------------    -------------
Net assets at end of period (including undistributed net
   investment income of $1,661,551 and $1,781,274,
   respectively) ..............................................   $ 103,815,206    $ 106,424,591
                                                                  =============    =============
Other Information
Increase (decrease) in Portfolio shares
Shares outstanding at beginning of period .....................      15,463,236       11,852,430
                                                                  -------------    -------------
Shares sold ...................................................       2,569,807        7,558,444
Shares issued to shareholders in reinvestment of distributions          776,741          831,464
Shares redeemed ...............................................      (2,754,046)      (4,779,102)
                                                                  -------------    -------------
Net increase (decrease) in Portfolio shares ...................         592,502        3,610,806
                                                                  -------------    -------------
Shares outstanding at end of period ...........................      16,055,738       15,463,236
                                                                  =============    =============


    The accompanying notes are an integral part of the financial statements.

                         BOND PORTFOLIO
                      FINANCIAL HIGHLIGHTS



 The following table includes selected data for a share outstanding (a) throughout each period and other performance information derived from the financial statements.



                                                                        Years Ended December 31,
                                         Six Months Ended  ---------------------------------------------------
                                          June 30, 1999
                                           (Unaudited)       1998       1997      1996       1995      1994
                                             ----------------------------------------------------------------------

Net asset value, beginning of period .....   $  6.88      $  6.87    $ 6.73    $ 7.16    $  6.48    $  7.42
                                             -------      -------    ------    ------    -------    -------
Income from investment operations:
Net investment income ....................       .21          .43       .44       .41        .44        .43
Net realized and unrealized gain (loss) on
  investment transactions ................      (.29)         .01       .15      (.22)       .69       (.77)
                                             -------      -------    ------    ------    -------    -------
Total from investment operations .........      (.08)         .44       .59       .19       1.13       (.34)
                                             -------      -------    ------    ------    -------    -------
Less distributions from:
Net investment income ....................      (.22)        (.40)     (.43)     (.62)      (.45)      (.43)
Net realized gains on investment
  transactions ...........................      (.11)        (.03)     (.02)       --         --       (.17)
                                             -------      -------    ------    ------    -------    -------
Total distributions ......................      (.33)        (.43)     (.45)     (.62)      (.45)      (.60)
                                             -------      -------    ------    ------    -------    -------
Net asset value, end of period ...........   $  6.47      $  6.88    $ 6.87    $ 6.73    $  7.16    $  6.48
                                             =======      =======    ======    ======    =======    =======
Total Return (%) .........................     (1.25)**      6.57      9.10      2.82      18.17      (4.79)

Ratios and Supplemental Data
Net assets, end of period ($ millions) ...       104          106        81        66         73        142
Ratio of operating expenses to average
  daily net assets (%) ...................       .55*         .57       .62       .61        .56        .58
Ratio of net investment income to average
  daily net assets (%) ...................      6.28*        6.34      6.55      6.20       6.29       6.43
Portfolio turnover rate (%) ..............    103.67*      115.14     56.07     85.11     177.21      96.55

(a) Based on monthly average shares outstanding during the period.
*  Annualized
** Not annualized

                               BALANCED PORTFOLIO
              INVESTMENT PORTFOLIO as of June 30, 1999 (Unaudited)





                                                                    Principal      Market
                                                                    Amount ($)    Value ($)
-------------------------------------------------------------------------------------------
Repurchase Agreement 3.1%
-------------------------------------------------------------------------------------------

Repurchase Agreement with State Street Bank and Trust Company dated 6/30/1999 at 4.75% to be repurchased at $5,634,743 on
  7/1/1999, collateralized by a $5,390,000 U.S. Treasury Note,
  8.75%, 8/15/2000 (Cost $5,634,000) ............................    5,634,000    5,634,000
                                                                                 ----------
U.S. Treasuries 7.2%
-------------------------------------------------------------------------------------------
U.S. Treasury Bond, 9.38%, 2/15/2006 ............................      500,000      592,580
U.S. Treasury Bond, 7.25%, 5/15/2016 ............................    5,750,000    6,324,080
U.S. Treasury Bond, 6.25%, 8/15/2023 ............................    1,000,000    1,004,690
U.S. Treasury Bond, 3.676%, 4/15/2028 ...........................    1,250,000    1,212,029
U.S. Treasury Note, 5.875%, 11/30/2001 ..........................    1,000,000    1,006,250
U.S. Treasury Note, 6.5%, 10/15/2006 ............................    2,000,000    2,065,000
U.S. Treasury Note, 3.875%, 1/15/2009 ...........................    1,000,000    1,018,378
                                                                                 ----------
Total U.S. Treasuries (Cost $13,826,016) ........................                13,223,007
                                                                                 ----------

Government National Mortgage Association 1.4%
-------------------------------------------------------------------------------------------
Government National Mortgage Association Pass-thru, 8.75%,
  12/15/2024 (a) ................................................      516,499      538,451
Government National Mortgage Association Pass-thru, 7.0%,
  4/1/2029 (a) ..................................................    1,998,147    1,976,292
                                                                                 ----------
Total Government National Mortgage Association (Cost $ 2,514,909)                 2,514,743
                                                                                 ----------

U.S. Government Agency Pass-thrus 4.6%
-------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., 5.75%, 7/15/2003 (a) ..........    2,500,000    2,468,350
Federal Home Loan Mortgage Corp., 8.0% with various maturities
  to 4/1/2008 (a) ...............................................      448,205      456,896
Federal National Mortgage Association, 8.0% with various
  maturities to 2/1/2013 (a) ....................................      826,282      849,165
Federal National Mortgage Association, 6.5% with various
  maturities to 3/1/2028 (a) ....................................    4,772,780    4,615,655
                                                                                 ----------
Total U.S. Government Agency Pass-thrus (Cost $8,600,120) .......                 8,390,066
                                                                                 ----------

Collateralized Mortgage Obligations 0.9%
-------------------------------------------------------------------------------------------
General Electric Capital Mortgage Services, Inc. Series
  1992-2F, 7%, 6/25/2007 ........................................       33,954       33,742
Prudential Home Mortgage Securities Co. Series 1993-43-A1,
  5.4%, 10/25/2023 ..............................................      186,462      185,587
Residential Accredit Loans, Inc., 7.25%, 11/25/2027 .............      984,990      981,911
Residential Asset Securitization Trust Series 1997-A6, 7.25%,
  9/25/2012 .....................................................      500,000      501,250
                                                                                 ----------
Total Collateralized Mortgage Obligations (Cost $1,727,766) .....                 1,702,490
                                                                                 ----------

Foreign Bonds -- U.S. Dollar Denominated 0.5%
-------------------------------------------------------------------------------------------
Norsk Hydro AS, 7.75%, 6/15/2023 (Cost $1,074,100) ..............    1,000,000      997,250
                                                                                 ----------

Asset Backed 2.8%
-------------------------------------------------------------------------------------------

Automobile Receivables 0.5%
First Security Auto Owner Trust, Series 1999-2 A3, 6%, 1/1/2002 .    1,000,000      998,750
                                                                                 ----------

Credit Card Receivables 1.4%
Citibank Credit Card Master Trust I, Series 1999-1 A, 5.5%,
  2/15/2006 .....................................................    1,000,000      960,930
MBNA Master Credit Card Trust, 5.8%, 12/15/2005 .................    1,000,000      977,500
Proffitt's, Inc. Credit Card Master Trust, 6%, 9/15/2004 ........      500,000      497,656
                                                                                 ----------
                                                                                  2,436,086
                                                                                 ----------

Equipment Lease Receivables 0.4%
PBG Equipment Trust Series 1A, 6.27%, 1/20/2012 .................      783,875      776,248
                                                                                 ----------

Home Equity Loans 0.5%
First Plus Home Loan Trust, Series 1998, 6.25%, 11/10/2016 ......    1,000,000      987,188
                                                                                 ----------
Total Asset Backed (Cost $5,278,718) ............................                 5,198,272
                                                                                 ----------

    The accompanying notes are an integral part of the financial statements.

                               BALANCED PORTFOLIO






                                                            Principal    Market
                                                           Amount ($)   Value ($)
---------------------------------------------------------------------------------
Corporate Bonds 16.0%
---------------------------------------------------------------------------------

Consumer Staples 1.3%
Bass America Inc., 6.625%, 3/1/2003 .....................     750,000     748,508
Kellogg Co., 5.75%, 2/2/2001 ............................   1,000,000     995,500
PepsiCo, Inc., 5.625%, 2/17/2009 ........................     750,000     692,168
                                                                       ----------
                                                                        2,436,176
                                                                       ----------

Communications 1.5%
AT&T Corp., 6%, 3/15/2009 ...............................     600,000     563,874
Lucent Technologies Inc., 6.9%, 7/15/2001 ...............     750,000     762,660
Sprint Capital Corp., 6.125%, 11/15/2008 ................     500,000     461,445
Sprint Capital Corp., 6.375%, 5/1/2009 ..................     500,000     475,000
WorldCom, Inc., 6.4%, 8/15/2005 .........................     500,000     489,150
                                                                       ----------
                                                                        2,752,129
                                                                       ----------

Financial 4.9%
Associates Corp. of North America, 6.625%, 5/15/2001 ....     750,000     756,173
Capital One Bank, 6.57%, 1/27/2003 ......................     500,000     489,950
First USA Bank, 5.85%, 2/22/2001 ........................   1,000,000     995,910
First Union Corp., 8.125%, 6/24/2002 ....................     500,000     523,550
Fleet Financial Group, 6.875%, 1/15/2028 ................   1,000,000     915,940
Ford Motor Credit Co., 6.125%, 4/28/2003 ................     750,000     739,065
General Electric Capital Corp., 6.02%, 5/4/2001 .........     500,000     498,125
Home Savings of America, 6%, 11/1/2000 ..................     750,000     747,833
McDonnell Douglas Finance Corp., Medium Term Note, 6.75%,
  12/23/2003 ............................................     500,000     506,185
Merrill Lynch & Co., Inc., 6%, 2/17/2009 ................     500,000     461,900
Prudential Insurance Co., 6.375%, 7/23/2006 .............     750,000     730,770
Southern National Corp., 7.05%, 5/23/2003 ...............   1,000,000   1,007,710
Wells Fargo & Co., 6.875%, 4/1/2006 .....................     500,000     502,305
                                                                       ----------
                                                                        8,875,416
                                                                       ----------

Media 1.7%
Cablevision Systems Corp., 7.875%, 2/15/2018 ............     500,000     475,930
News America Holdings Inc., 9.25%, 2/1/2013 .............     500,000     562,065
Primedia, Inc., 7.625%, 4/1/2008 ........................     500,000     470,000
TCI-Communications, Inc., 8%, 8/1/2005 ..................     500,000     525,955
Time Warner Inc., 9.125%, 1/15/2013 .....................   1,000,000   1,132,060
                                                                       ----------
                                                                        3,166,010
                                                                       ----------

Durables 0.2%
Martin Marietta Corp., 6.5%, 4/15/2003 ..................     400,000     395,016
                                                                       ----------

Manufacturing 0.1%
Corning Inc., 8.75%, 7/15/1999 ..........................     250,000     250,223
                                                                       ----------

Technology 0.8%
IBM Corp., 5.1%, 11/10/2003 .............................   1,000,000     954,200
Raytheon Co., 6%, 12/15/2010 ............................     500,000     457,320
                                                                       ----------
                                                                        1,411,520
                                                                       ----------

Energy 2.5%
Anadarko Petroleum Corp., 5.875%, 10/15/2003 ............   1,000,000     961,080
Atlantic Richfield Co., 8.25%, 2/1/2022 .................     500,000     558,470
Conoco Inc., 5.9%, 4/15/2004 ............................     750,000     731,835
Louisiana Land & Exploration Co., 7.65%, 12/1/2023 ......   1,000,000     990,720
Petroleum Geo-Services, 6.625%, 3/30/2008 ...............   1,000,000     941,330
Transocean Offshore, Inc., 8%, 4/15/2027 ................     400,000     416,232
                                                                       ----------
                                                                        4,599,667
                                                                       ----------

    The accompanying notes are an integral part of the financial statements.

                               BALANCED PORTFOLIO






                                                    Principal      Market
                                                   Amount ($)    Value ($)
--------------------------------------------------------------------------
Transportation 1.0%
Continental Airlines Inc., 6.795%, 8/2/2018 ....    1,000,000      955,000
Newport News Shipbuilding Co., 8.625%, 12/1/2006      375,000      384,375
Northwest Airlines Corp., 7.875%, 3/15/2008 ....      500,000      435,005
                                                               -----------
                                                                 1,774,380
                                                               -----------

Utilities 2.0%
Commonwealth Edison Co., 9.05%, 10/15/1999 .....      250,000      252,263
Niagara Mohawk Power Corp., 7.375%, 7/1/2003 ...    1,500,000    1,525,680
PacifiCorp, 6.15%, 1/15/2008 ...................    1,500,000    1,428,015
Public Service Co. of Colorado, 6%, 4/15/2003 ..      500,000      491,180
                                                               -----------
                                                                 3,697,138
                                                               -----------
Total Corporate Bonds (Cost $30,195,102) .......                29,357,675
                                                               -----------

Common Stocks 63.5%
--------------------------------------------------------------------------

                                                       Shares
--------------------------------------------------------------------------

Consumer Discretionary 9.8%

Department & Chain Stores 7.6%
Consolidated Stores Corp.* .....................       79,100    2,135,700
Costco Companies, Inc.* ........................       21,200    1,697,325
Dayton Hudson Corp. ............................       26,000    1,690,000
Gap Inc. .......................................       30,450    1,533,919
Home Depot, Inc. ...............................       63,700    4,104,669
Wal-Mart Stores, Inc. ..........................       58,600    2,827,450
                                                               -----------
                                                                13,989,063
                                                               -----------
Recreational Products 1.3%
Electronic Arts, Inc.* .........................       24,700    1,339,975
Hasbro, Inc. ...................................       36,900    1,030,894
                                                               -----------
                                                                 2,370,869
                                                               -----------
Restaurants 0.9%
McDonald's Corp. ...............................       40,900    1,689,681
                                                               -----------

Consumer Staples 7.0%

Alcohol & Tobacco 0.9%
Philip Morris Companies, Inc. ..................       39,100    1,571,331
                                                               -----------
Food & Beverage 2.7%
Coca-Cola Co., Inc. ............................       36,600    2,287,500
Kroger Co. .....................................       53,000    1,480,688
PepsiCo, Inc. ..................................       30,300    1,172,231
                                                               -----------
                                                                 4,940,419
                                                               -----------
Package Goods/Cosmetics 3.4%
Colgate-Palmolive Co. ..........................       21,200    2,093,500
Estee Lauder Companies "A" .....................       40,200    2,015,025
Procter & Gamble Co. ...........................       23,900    2,133,075
                                                               -----------
                                                                 6,241,600
                                                               -----------

Health 10.4%

Health Industry Services 0.5%
IMS Health Inc. ................................       30,900      965,625
                                                               -----------

    The accompanying notes are an integral part of the financial statements.

                               BALANCED PORTFOLIO






                                                          Market
                                               Shares    Value ($)
------------------------------------------------------------------
Medical Supply & Specialty 1.7%
Medtronic Inc. .........................       39,774    3,097,400
                                                        ----------
Pharmaceuticals 8.2%
Eli Lilly & Co. ........................       25,116    1,798,934
Johnson & Johnson ......................       14,600    1,430,800
Merck & Co., Inc. ......................       39,800    2,945,200
Pfizer, Inc. ...........................       35,800    3,929,050
Schering-Plough Corp. ..................       26,200    1,388,600
SmithKline Beecham PLC (ADR) ...........       24,700    1,631,745
Warner-Lambert Co. .....................       26,300    1,824,563
                                                        ----------
                                                        14,948,892
                                                        ----------
Communications 1.9%

Telephone/Communications
Frontier Corp. .........................       23,000    1,357,000
MCI WorldCom, Inc.* ....................       24,000    2,070,000
                                                        ----------
                                                         3,427,000
                                                        ----------

Financial 3.6%

Insurance 1.4%
American International Group, Inc. .....       22,012    2,576,780
                                                        ----------
Other Financial Companies 2.2%
Federal Home Loan Mortgage Corp. .......       19,500    1,131,000
Federal National Mortgage Association ..       23,700    1,620,488
Morgan Stanley, Dean Witter Discover Co.       12,400    1,271,000
                                                        ----------
                                                         4,022,488
                                                        ----------

Media 4.7%

Advertising 1.3%
Omnicom Group, Inc. ....................       22,400    1,792,000
Outdoor Systems, Inc.* .................       18,425      672,513
                                                        ----------
                                                         2,464,513
                                                        ----------
Broadcasting & Entertainment 2.8%
Clear Channel Communications, Inc.* ....       37,600    2,592,050
Infinity Broadcasting Corp.* ...........       39,100    1,163,225
Univision Communication, Inc.* .........       20,900    1,379,400
                                                        ----------
                                                         5,134,675
                                                        ----------
Cable Television 0.6%
AT&T Corp -- Liberty Media Group* ......       30,800    1,131,900
                                                        ----------

Service Industries 3.0%

EDP Services 1.6%
America Online, Inc. ...................       27,000    2,983,500
                                                        ----------
Investment 0.8%
Charles Schwab Corp. ...................       13,200    1,450,350
                                                        ----------
Miscellaneous Commercial Services 0.6%
Galileo International, Inc. ............       20,400    1,090,125
                                                        ----------

Durables 3.0%
Lucent Technologies Inc. ...............       63,700    4,295,769

    The accompanying notes are an integral part of the financial statements.

                               BALANCED PORTFOLIO







                                                                   Shares     Value ($)
---------------------------------------------------------------------------------------
Nokia AB Oy "A" (ADR) .....................................        14,300     1,309,344
                                                                            -----------
                                                                              5,605,113
                                                                            -----------

Manufacturing 5.7%

Diversified Manufacturing 5.1%
General Electric Co. ......................................        43,800     4,949,400
Textron, Inc. .............................................        26,600     2,189,513
Tyco International Ltd. (New) .............................        22,900     2,169,775
                                                                            -----------
                                                                              9,308,688
                                                                            -----------
Industrial Specialty 0.6%
QUALCOMM Inc. .............................................         8,600     1,234,100
                                                                            -----------

Technology 14.4%

Computer Software 3.5%
Microsoft Corp.* ..........................................        72,000     6,493,492
                                                                            -----------
Diverse Electronic Products 1.5%
Applied Materials, Inc.* ..................................        20,300     1,499,663
Motorola, Inc. ............................................        12,500     1,184,375
                                                                            -----------
                                                                              2,684,038
                                                                            -----------
EDP Peripherals 0.9%
EMC Corp.* ................................................        30,800     1,694,000
                                                                            -----------
Electronic Data Processing 2.7%
International Business Machines Corp. .....................        18,400     2,378,227
Sun Microsystems, Inc.* ...................................        36,400     2,507,050
                                                                            -----------
                                                                              4,885,277
                                                                            -----------
Semiconductors 2.9%
Intel Corp. ...............................................        68,100     4,051,950
Linear Technology Corp. ...................................        17,900     1,203,775
                                                                            -----------
                                                                              5,255,725
                                                                            -----------
Telecommunications Equipment 2.9%
Cisco Systems, Inc.* ......................................        81,500     5,256,750
                                                                            -----------
Total Common Stocks (Cost $77,325,967) ....................                 116,513,394
                                                                            -----------
---------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $146,176,698) (b)                183,530,897
                                                                            ===========
---------------------------------------------------------------------------------------

     * Non-income producing security.
   (a) Effective maturities will be shorter due to prepayments.
   (b) At June 30, 1999, the net unrealized appreciation on investments based on cost for federal income tax purposes of $146,178,367 was as follows:

       Aggregate gross unrealized appreciation for all investments
       in which there is an excess of market value over tax cost ......     $40,371,980
       Aggregate gross unrealized depreciation for all investments
       in which there is an excess of tax cost over market value .......      3,019,450
                                                                            -----------

       Net unrealized appreciation ......................................   $37,352,530
                                                                           ============
---------------------------------------------------------------------------------------

         Purchases and sales of investment securities (excluding short-term investments and direct U.S. Government obligations), for the six months ended June 30, 1999, aggregated $57,481,555 and $42,347,012, respectively. Purchases and sales of direct U.S. Government obligations for the six months ended June 30, 1999, aggregated $13,637,501 and $12,418,242, respectively.

    The accompanying notes are an integral part of the financial statements.

                               BALANCED PORTFOLIO
                              FINANCIAL STATEMENTS

 STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
Assets
Investments, at market (identified cost $146,176,698) ...........   $183,530,897
Receivable for investments sold .................................      1,846,493
Dividends and interest receivable ...............................        973,689
Other assets ....................................................          1,292
                                                                    ------------
Total assets ....................................................    186,352,371

Liabilities
Due to custodian bank ...........................................        150,972
Payable for investments purchased ...............................      1,178,229
Accrued management fee ..........................................         66,780
Other payables and accrued expenses .............................         16,562
                                                                    ------------
Total liabilities ...............................................      1,412,543
                                                                    ------------
Net assets, at market value .....................................   $184,939,828
                                                                    ============
Net Assets
Net assets consist of:
Undistributed net investment income (loss) ......................      1,042,170
Net unrealized appreciation (depreciation) on investments .......     37,354,199
Accumulated net realized gain ...................................      5,972,566
Paid-in capital .................................................    140,570,893
                                                                    ------------
Net assets, at market value .....................................   $184,939,828
                                                                    ============
Net asset value, offering and redemption price per share
   ($184,939,828 / 12,522,968 outstanding shares of beneficial
   interest, no par value, unlimited number of shares authorized)   $      14.77
                                                                    ============


    The accompanying notes are an integral part of the financial statements.

                               BALANCED PORTFOLIO


 STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
Six Months Ended June 30, 1999 (Unaudited)
-------------------------------------------------------------------------------
Investment Income
Dividends (net of foreign taxes withheld of $1,254) ..............   $  293,106
Interest .........................................................    2,217,891
                                                                     ----------
                                                                      2,510,997
                                                                     ----------
Expenses:
Management fee ...................................................      408,817
Custodian fees ...................................................        6,446
Accounting fees ..................................................       33,241
Trustees' fees and expenses ......................................        9,189
Auditing .........................................................        5,047
Legal ............................................................        2,288
Shareholder reports and other ....................................        4,787
                                                                     ----------
                                                                        469,815
                                                                     ----------
Net investment income ............................................    2,041,182
                                                                     ----------

Net realized and unrealized gain (loss) on investment transactions
Net realized gain (loss) from investments ........................    6,019,421
                                                                     ----------
Net unrealized appreciation (depreciation) during the period on
   investments ...................................................    1,551,935
                                                                     ----------
Net gain (loss) on investment transactions .......................    7,571,356
                                                                     ----------
Net increase (decrease) in net assets resulting from operations ..   $9,612,538
                                                                     ==========



    The accompanying notes are an integral part of the financial statements.

                               BALANCED PORTFOLIO


 STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------
                                                                    Six Months      Year Ended
                                                                  Ended June 30,   December 31,
                                                                       1999            1998
Increase (Decrease) in Net Assets                                  (Unaudited)
------------------------------------------------------------------------------------------------------
Operations:
Net investment income ........................................   $   2,041,182    $   3,706,213
Net realized gain (loss) from investment transactions ........       6,019,421       12,882,748
Net unrealized appreciation (depreciation) on investment
   transactions during the period ............................       1,551,935       12,183,268
                                                                 -------------    -------------
Net increase in net assets resulting from operations .........       9,612,538       28,772,229
                                                                 -------------    -------------
Distributions to shareholders from:
Net investment income ........................................      (2,004,275)      (3,532,592)
                                                                 -------------    -------------
Net realized gains from investment transactions ..............     (12,845,342)      (6,021,605)
                                                                 -------------    -------------
Portfolio share transactions:
Proceeds from shares sold ....................................      35,870,711       36,814,365
Net asset value of shares issued to shareholders in
   reinvestment of distributions .............................      14,849,617        9,554,198
Cost of shares redeemed ......................................     (22,175,370)     (22,327,861)
                                                                 -------------    -------------
Net increase (decrease) in net assets from Portfolio share
   transactions ..............................................      28,544,958       24,040,702
                                                                 -------------    -------------
Increase (decrease) in net assets ............................      23,307,879       43,258,734
Net assets at beginning of period ............................     161,631,949      118,373,215
                                                                 -------------    -------------
Net assets at end of period (including undistributed net
   investment income of $1,042,170 and $1,005,263,
   respectively) .............................................   $ 184,939,828    $ 161,631,949
                                                                 =============    =============
Other Information

Increase (decrease) in Portfolio shares
Shares outstanding at beginning of period ....................      10,629,925        8,902,042
                                                                 -------------    -------------
Shares sold ..................................................       2,359,478        2,658,358
Shares issued to shareholders in reinvestment of distributions       1,012,436          711,195
Shares redeemed ..............................................      (1,478,871)      (1,641,670)
                                                                 -------------    -------------
Net increase (decrease) in Portfolio shares ..................       1,893,043        1,727,883
                                                                 -------------    -------------
Shares outstanding at end of period ..........................      12,522,968       10,629,925
                                                                 =============    =============

    The accompanying notes are an integral part of the financial statements.

                               BALANCED PORTFOLIO
                              FINANCIAL HIGHLIGHTS



 The following table includes selected data for a share outstanding (a) throughout each period and other performance information derived from the financial statements.



                                                 Six Months Ended           Years Ended December 31,
                                                  June 30, 1999        -----------------------------------------
                                                   (Unaudited)   1998       1997      1996      1995       1994
                                                 ---------------------------------------------------------------

Net asset value, beginning of period ..........   $ 15.21      $ 13.30    $ 11.61    $10.95    $ 8.97    $ 10.23
                                                  -------      -------    -------    ------    ------    -------
Income from investment operations:
Net investment income .........................       .18          .37        .34       .31       .30        .29
Net realized and unrealized gain (loss) on
  investment transactions .....................       .68         2.56       2.32       .95      2.04       (.48)
                                                  -------      -------    -------    ------    ------    -------
Total from investment operations ..............       .86         2.93       2.66      1.26      2.34       (.19)
                                                  -------      -------    -------    ------    ------    -------
Less distributions from:
Net investment income .........................      (.18)        (.36)      (.33)     (.30)     (.30)      (.30)
Net realized gains on investment transactions .     (1.12)        (.66)      (.64)     (.30)     (.06)      (.77)
                                                  -------      -------    -------    ------    ------    -------
Total distributions ...........................     (1.30)       (1.02)      (.97)     (.60)     (.36)     (1.07)
                                                  -------      -------    -------    ------    ------    -------
Net asset value, end of period ................   $ 14.77   $    15.21 $    13.30 $   11.61 $   10.95 $     8.97
                                                  =======      =======    =======    ======    ======    =======
Total Return (%) ..............................      5.73**      23.19      24.21     11.89     26.67      (2.05)

Ratios and Supplemental Data
Net assets, end of period ($ millions) ........       185          162        118        88        68         46
Ratio of operating expenses to average daily
  net assets (%) ..............................       .55*         .56        .57       .60       .65        .75
Ratio of net investment income to average daily
  net assets (%) ..............................      2.37*        2.71       2.73      2.82      3.01       3.19
Portfolio turnover rate (%) ...................     66.36*       74.08      43.10     67.56     87.98     101.64

(a)      Based on monthly average shares outstanding during the period.
*  Annualized
** Not annualized

                           GROWTH AND INCOME PORTFOLIO
              INVESTMENT PORTFOLIO as of June 30, 1999 (Unaudited)





                                                                 Principal     Market
                                                                 Amount ($)   Value ($)
---------------------------------------------------------------------------------------

REPURCHASE AGREEMENT 4.0%
---------------------------------------------------------------------------------------

Repurchase Agreement with State Street Bank and Trust Company dated 6/30/1999 at 4.75% to be repurchased at $8,598,134 on
  7/1/1999, collateralized by a $9,220,000 U.S. Treasury
  Bond, 3.625%, 4/15/2028 (Cost $8,597,000) .................    8,597,000    8,597,000
                                                                            -----------

Convertible Preferred Stocks 0.6%
---------------------------------------------------------------------------------------



                                                                   Shares
---------------------------------------------------------------------------------------

Health

Biotechnology
Monsanto Co., 6.5% (Cost $1,240,065) ........................       30,000    1,203,750
                                                                            -----------

Common Stocks 95.4%
---------------------------------------------------------------------------------------

Consumer Discretionary 1.3%

Department & Chain Stores
Rite Aid Corp. ..............................................      117,800    2,900,825
                                                                            -----------

Consumer Staples 5.0%

Alcohol & Tobacco 1.1%
Philip Morris Companies, Inc. ...............................       56,600    2,274,613
                                                                            -----------
Food & Beverage 1.4%
Albertson's Inc. ............................................        7,378      380,428
H.J. Heinz Co. ..............................................       54,200    2,716,775
                                                                            -----------
                                                                              3,097,203
                                                                            -----------
Package Goods/Cosmetics 2.5%
Avon Products, Inc. .........................................       95,500    5,300,250
                                                                            -----------

Health 5.9%

Pharmaceuticals
American Home Products Corp. ................................      107,300    6,169,750
Bristol-Myers Squibb Co. ....................................       40,600    2,859,763
Glaxo Wellcome PLC (ADR) ....................................       31,700    1,795,013
SmithKline Beecham PLC (ADR) ................................       30,200    1,995,088
                                                                            -----------
                                                                             12,819,614
                                                                            -----------

Communications 17.4%

Telephone/Communications
Alltel Corp. ................................................       51,100    3,653,650
Ameritech Corp. .............................................       30,000    2,205,000
Bell Atlantic Corp. .........................................      113,750    7,436,406
BellSouth Corp. .............................................       97,100    4,551,563
Frontier Corp. ..............................................       64,700    3,817,300
GTE Corp. ...................................................       64,400    4,878,300
SBC Communications, Inc. ....................................       78,000    4,524,000
Sprint Corp. ................................................       93,200    4,922,125
Telesp Participacoes S.A. (ADR)* ............................       67,400    1,541,775
                                                                            -----------
                                                                             37,530,119
                                                                            -----------

    The accompanying notes are an integral part of the financial statements.

                           GROWTH AND INCOME PORTFOLIO






                                                          Market
                                               Shares    Value ($)
------------------------------------------------------------------
Financial 18.5%

Banks 9.7%
BANC ONE CORP ..........................       36,900    2,197,856
Bank of America Corp. ..................       74,700    5,476,444
Chase Manhattan Corp. ..................       50,200    4,348,575
First Union Corp. ......................       46,408    2,181,176
Fleet Financial Group Inc. .............       55,900    2,480,563
J.P. Morgan & Co., Inc. ................        7,100      997,550
KeyCorp ................................       55,100    1,770,088
US Bancorp .............................       41,600    1,414,400
                                                       -----------
                                                        20,866,652
                                                       -----------
Insurance 4.5%
Lincoln National Corp. .................       21,800    1,140,413
Marsh & McLennan Companies, Inc. .......       14,600    1,102,300
Safeco Corp. ...........................       27,500    1,213,438
St. Paul Companies, Inc. ...............       74,700    2,376,394
XL Capital Ltd. "A" ....................       68,742    3,883,923
                                                       -----------
                                                         9,716,468
                                                       -----------
Other Financial Companies 1.7%
Federal National Mortgage Association ..       55,800    3,815,325
                                                       -----------
Real Estate 2.6%
Arden Realty Group, Inc. ...............       31,800      783,075
Boston Properties, Inc. (REIT) .........       38,300    1,374,013
Equity Office Properties Trust (REIT) ..       54,400    1,394,000
General Growth Properties, Inc. (REIT) .       10,200      362,100
ProLogis Trust (REIT) ..................       80,944    1,639,116
                                                       -----------
                                                         5,552,304
                                                       -----------

Service Industries 0.5%

Printing/Publishing
McGraw-Hill Inc. .......................       19,500    1,051,781
                                                       -----------

Durables 8.1%

Aerospace 4.0%
Lockheed Martin Corp. ..................      100,176    3,731,556
Northrop Grumman Corp. .................       28,200    1,870,013
Rockwell International Corp. ...........       48,200    2,928,150
                                                       -----------
                                                         8,529,719
                                                       -----------
Automobiles 2.7%
Ford Motor Co. .........................       82,200    4,639,163
Meritor Automotive, Inc. ...............       49,033    1,250,342
                                                       -----------
                                                         5,889,505
                                                       -----------
Construction/Agricultural Equipment 1.4%
Caterpillar Inc. .......................       23,300    1,398,000
PACCAR, Inc. ...........................       30,700    1,638,613
                                                       -----------
                                                         3,036,613
                                                       -----------

Manufacturing 16.7%

Chemicals 4.5%
Akzo Nobel N.V. (ADR) ..................       45,400    1,923,825
Dow Chemical Co. .......................       19,100    2,423,313
E.I. du Pont de Nemours & Co. ..........       32,300    2,206,494

    The accompanying notes are an integral part of the financial statements.

                           GROWTH AND INCOME PORTFOLIO






                                                             Market
                                                 Shares     Value ($)
---------------------------------------------------------------------
Eastman Chemical Co. ......................       18,200      941,850
Lyondell Petrochemical Co. ................      104,468    2,154,653
                                                          -----------
                                                            9,650,135
                                                          -----------
Containers & Paper 0.9%
Temple-Inland Inc. ........................       30,300    2,067,975
                                                          -----------
Diversified Manufacturing 0.7%
Canadian Pacific Ltd. (Ord.) ..............       63,500    1,516,237
                                                          -----------
Electrical Products 1.4%
Emerson Electric Co. ......................       23,000    1,446,125
Thomas & Betts Corp. 2,958,125 ............       32,000    1,512,000
                                                          -----------
                                                            2,958,125
                                                          -----------
Industrial Specialty 4.5%
Corning Inc. ..............................      140,200    9,831,514
                                                          -----------
Machinery/Components/Controls 1.4%
Parker-Hannifin Corp. .....................       64,400    2,946,300
                                                          -----------
Office Equipment/Supplies 3.3%
Xerox Corp. ...............................      119,200    7,040,250
                                                          -----------

Energy 9.7%

Oil & Gas Production 2.0%
Conoco Inc. "A" ...........................       68,900    1,920,588
Total Fina SA (ADR) .......................       36,066    2,324,003
                                                          -----------
                                                            4,244,591
                                                          -----------
Oil Companies 6.3%
BP Amoco Plc (ADR) ........................       24,506    2,658,901
Mobil Corp. ...............................       22,200    2,197,800
Royal Dutch Petroleum Co. (New York shares)       36,400    2,193,100
Societe Nationale Elf Aquitaine (ADR) .....       44,156    3,248,226
Texaco Inc. ...............................       52,600    3,287,500
                                                          -----------
                                                           13,585,527
                                                          -----------
Oil/Gas Transmission 1.4%
Williams Cos., Inc. .......................       74,100    3,153,881
                                                          -----------

Metals & Minerals 2.0%

Precious Metals 0.3%
Freeport McMoRan Copper & Gold, Inc. "A" ..       35,000      586,250
                                                          -----------
Steel & Metals 1.7%
Allegheny Teledyne Inc. ...................      126,252    2,856,452
Oregon Steel Mills, Inc. ..................       13,500      179,719
Phelps Dodge Corp. ........................        5,400      334,463
Reynolds Metals Co. .......................        6,200      365,800
                                                          -----------
                                                            3,736,434
                                                          -----------

Construction 3.5%

Building Products 1.5%
Georgia Pacific Group .....................       67,000    3,174,125
                                                          -----------

    The accompanying notes are an integral part of the financial statements.

                           GROWTH AND INCOME PORTFOLIO






                                                                               Market
                                                                  Shares      Value ($)
---------------------------------------------------------------------------------------
Forest Products 2.0%
Georgia Pacific Timber Group ..............................        27,200       686,800
Weyerhaeuser Co. ..........................................        52,600     3,616,250
                                                                            -----------
                                                                              4,303,050
                                                                            -----------

Transportation 3.6%

Railroads
CSX Corp. .................................................        92,900     4,209,531
Canadian National Railway Co. .............................        28,800     1,943,185
Norfolk Southern Corp. ....................................        51,000     1,536,375
                                                                            -----------
                                                                              7,689,091
                                                                            -----------

Utilities 3.2%

Electric Utilities
CINergy Corp. .............................................        60,900     1,948,800
PacifiCorp ................................................       119,600     2,197,650
Unicom Corp. ..............................................        69,800     2,691,663
                                                                            -----------
                                                                              6,838,113
                                                                            -----------
Total Common Stocks (Cost $161,475,163) ...................                 205,702,589
                                                                            -----------
---------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $171,312,228) (a)                215,503,339
                                                                            ===========
---------------------------------------------------------------------------------------

     * Non-income producing security.
   (a) At June 30, 1999, the net unrealized appreciation on investments based on cost for federal income tax purposes of $171,321,117 was as follows:

       Aggregate gross unrealized appreciation for all investments
       in which there is an excess of market value over tax cost .   $47,641,519

       Aggregate gross unrealized depreciation for all investments
       in which there is an excess of tax cost over market value .     3,459,297
                                                                     -----------
       Net unrealized appreciation ...............................   $44,182,222
                                                                    ============
 -------------------------------------------------------------------------------
         Purchases and sales of investment securities (excluding short-term investments), for the six months ended June 30, 1999, $33,563,196 and $39,062,219, respectively.

    The accompanying notes are an integral part of the financial statements.

                           GROWTH AND INCOME PORTFOLIO
                              FINANCIAL STATEMENTS

 STATEMENT OF ASSETS AND LIABILITIES
------------------------------------------------------------------------
June 30, 1999 (Unaudited)
------------------------------------------------------------------------
Assets
Investments, at market (identified cost $171,312,228) ...........   $215,503,339
Receivable for investments sold .................................        347,123
Dividends and interest receivable ...............................        379,535
Foreign taxes recoverable .......................................         37,702
Receivable for Portfolio shares sold ............................        246,213
Other assets ....................................................            143
                                                                    ------------
Total assets ....................................................    216,514,055

Liabilities
Payable for investments purchased ...............................        100,163
Payable for Portfolio shares redeemed ...........................         94,573
Accrued management fee ..........................................         78,193
Other payables and accrued expenses .............................         68,014
                                                                    ------------
Total liabilities ...............................................        340,943
                                                                    ------------
Net assets, at market value .....................................   $216,173,112
                                                                    ============
Net Assets
Net assets consist of:
Undistributed net investment income (loss) ......................      1,094,259
Net unrealized appreciation (depreciation) on:
Investments .....................................................     44,191,111
Foreign currency related transactions ...........................             21
Accumulated net realized gain (loss) ............................      1,071,282
Paid-in capital .................................................    169,816,439
                                                                    ------------
Net assets, at market value .....................................   $216,173,112
                                                                    ============
Class A
Net asset value, offering and redemption price per share
   ($200,809,205 / 17,337,985 outstanding shares of beneficial
   interest, no par value, unlimited number of shares authorized)   $      11.58
                                                                    ============
Class B
Net asset value, offering and redemption price per share
   ($15,363,907 / 1,328,670 outstanding shares of beneficial
   interest, no par value, unlimited number of shares authorized)   $      11.56
                                                                    ============


    The accompanying notes are an integral part of the financial statements.

                           GROWTH AND INCOME PORTFOLIO


 STATEMENT OF OPERATIONS
----------------------------------------------------------------------------------------------------
Six Months Ended June 30, 1999 (Unaudited)
----------------------------------------------------------------------------------------------------
Investment Income
Income:
Dividends (net of foreign taxes withheld of $68,238) .............   $  2,493,785

Interest .........................................................        123,149
                                                                     ------------
                                                                        2,616,934
                                                                     ------------
Expenses:
Management fee ...................................................        468,399
Accounting fees ..................................................         47,996
Trustees' fees and expenses ......................................          9,189
Distribution fees (Class B) ......................................         17,991
Custodian fees ...................................................          9,740
Auditing .........................................................          6,646
Legal ............................................................          3,464
Shareholder reports and other ....................................          5,886
                                                                     ------------
                                                                          569,311
                                                                     ------------
Net investment income ............................................      2,047,623
                                                                     ------------

Net realized and unrealized gain (loss) on investment transactions
Net realized gain (loss) from:
Investments ......................................................      1,280,399
Foreign currency related transactions ............................         (1,098)
                                                                     ------------
                                                                        1,279,301
                                                                     ------------
Net unrealized appreciation (depreciation) during the period on:
Investments ......................................................     18,855,125
Foreign currency related transactions ............................            (45)
                                                                     ------------
                                                                       18,855,080
                                                                     ------------
Net gain (loss) on investment transactions .......................     20,134,381
                                                                     ------------
Net increase (decrease) in net assets resulting from operations ..   $ 22,182,004
                                                                     ============



    The accompanying notes are an integral part of the financial statements.

                           GROWTH AND INCOME PORTFOLIO


 STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------
                                                                      Six Months      Year Ended
                                                                        Ended        December 31,
                                                                     June 30, 1999       1998
Increase (Decrease) in Net Assets                                     (Unaudited)
-------------------------------------------------------------------------------------------------
Operations:
Net investment income ..........................................   $   2,047,623    $   4,408,892
Net realized gain (loss) from investment transactions ..........       1,279,301       14,139,726
Net unrealized appreciation (depreciation) on investment
   transactions during the period ..............................      18,855,080       (7,231,709)
                                                                   -------------    -------------
Net increase (decrease) in net assets resulting from operations       22,182,004       11,316,909
                                                                   -------------    -------------
Distributions to shareholders from:
Net investment income (Class A) ................................      (2,084,300)      (3,753,510)
                                                                   -------------    -------------
Net investment income (Class B) ................................        (145,438)        (233,817)
                                                                   -------------    -------------
Net realized gains from investment transactions (Class A) ......     (13,310,859)     (10,931,939)
                                                                   -------------    -------------
Net realized gains from investment transactions (Class B) ......      (1,061,031)        (570,394)
                                                                   -------------    -------------
Portfolio share transactions:
Class A
Proceeds from shares sold ......................................      44,117,467       75,991,394
Net asset value of shares issued to shareholders in
   reinvestment of distributions ...............................      15,395,159       14,685,449
Cost of shares redeemed ........................................     (48,342,620)     (59,210,902)
                                                                   -------------    -------------
Net increase (decrease) in net assets from Class A share
   transactions ................................................      11,170,006       31,465,941
                                                                   -------------    -------------
Class B*
Proceeds from shares sold ......................................       1,223,924        9,860,282
Net asset value of shares issued to shareholders in
   reinvestment of distributions ...............................       1,206,469          804,210
Cost of shares redeemed ........................................      (1,735,661)      (2,833,290)
                                                                   -------------    -------------
Net increase (decrease) in net assets from Class B share
   transactions ................................................         694,732        7,831,202
                                                                   -------------    -------------
Increase (decrease) in net assets ..............................      17,445,114       35,124,392
Net assets at beginning of period ..............................     198,727,998      163,603,606
                                                                   -------------    -------------
Net assets at end of period (including undistributed net
   investment income of $1,094,259 and $1,276,374, respectively)   $ 216,173,112    $ 198,727,998
                                                                   =============    =============

Other Information
Increase (decrease) in Portfolio shares
Class A
Shares outstanding at beginning of period ......................      16,394,977       13,656,612
                                                                   -------------    -------------
Shares sold ....................................................       3,881,708        6,776,744
Shares issued to shareholders in reinvestment of distributions .       1,356,967        1,299,618
Shares redeemed ................................................      (4,295,667)      (5,337,997)
                                                                   -------------    -------------
Net increase (decrease) in Portfolio shares ....................         943,008        2,738,365
                                                                   -------------    -------------
Shares outstanding at end of period ............................      17,337,985       16,394,977
                                                                   =============    =============
Class B
Shares outstanding at beginning of period ......................       1,267,444          593,475
                                                                   -------------    -------------
Shares sold ....................................................         108,750          859,390
Shares issued to shareholders in reinvestment of distributions .         106,495           71,382
Shares redeemed ................................................        (154,019)        (256,803)
                                                                   -------------    -------------
Net increase (decrease) in Portfolio shares ....................          61,226          673,969
                                                                   -------------    -------------
Shares outstanding at end of period ............................       1,328,670        1,267,444
                                                                   =============    =============



    The accompanying notes are an integral part of the financial statements.

                           GROWTH AND INCOME PORTFOLIO
                              FINANCIAL HIGHLIGHTS



 The following table includes selected data for a share outstanding (a) throughout each period and other performance information derived from the financial statements.

         Class A (c)
--------------------------                                                                          For the Period
                                                                                                     May 2, 1994
                                                                                                    (commencement
                                            Six Months Ended      Years Ended December 31,          of operations)
                                             June 30, 1999   -----------------------------------   to December 31,
                                              (Unaudited)     1998      1997     1996      1995          1994
                                            ----------------------------------------------------------------------

Net asset value, beginning of period .....   $ 11.25      $ 11.48    $  9.37    $ 7.98    $ 6.26    $ 6.00(b)
                                             -------      -------    -------    ------    ------    ------
Income from investment operations:
Net investment income ....................       .12          .27        .27       .27       .23       .13
Net realized and unrealized gain (loss) on
  investment transactions ................      1.18          .54       2.47      1.46      1.72       .17
                                             -------      -------    -------    ------    ------    ------
Total from investment operations .........      1.30          .81       2.74      1.73      1.95       .30
                                             -------      -------    -------    ------    ------    ------
Less distributions from:
Net investment income ....................      (.13)        (.25)      (.26)     (.23)     (.19)     (.04)
Net realized gains on investment
  transactions ...........................      (.84)        (.79)      (.37)     (.11)     (.04)       --
                                             -------      -------    -------    ------    ------    ------
Total distributions ......................      (.97)       (1.04)      (.63)     (.34)     (.23)     (.04)
                                             -------      -------    -------    ------    ------    ------
Net asset value, end of period ...........   $ 11.58      $ 11.25    $ 11.48    $ 9.37    $ 7.98    $ 6.26
                                             =======      =======    =======    ======    ======    ======
Total Return (%) .........................     11.78**       7.18      30.47     22.17     31.74      4.91**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ...       201          184        157        91        52        20
Ratio of operating expenses, net to
  average daily net assets (%) ...........       .56*         .56        .58       .66       .75       .75*
Ratio of operating expenses, before
  reductions, to average daily net assets        .56*         .56        .58       .66       .75      1.62*
Ratio of net investment income to average
  daily net assets (%) ...................      2.09*        2.41       2.54      3.14      3.18      3.63*
Portfolio turnover rate (%) ..............     34.57*       38.70      28.41     32.18     24.33     28.41*

(a)      Based on monthly average shares outstanding during the period.
(b)      Original capital.
(c)      On May 1, 1997 existing shares were designated as Class A shares.
*  Annualized
** Not annualized

                           GROWTH AND INCOME PORTFOLIO




 The following table includes selected data for a share outstanding (a) throughout the period and other performance information derived from the financial statements.

           Class B
---------------------------                                                           For the Period
                                                                                       May 1, 1997
                                                               Six Months            (commencement of
                                                                 Ended                sale of Class B
                                                                June 30,   Year Ended    shares) to
                                                                 1999     December 31,  December 31,
                                                              (Unaudited)      1998        1997
                                                               ----------------------------------------------------

Net asset value, beginning of period .........................   $11.24      $11.47    $ 9.44
                                                                 ------      ------    ------
Income from investment operations:
Net investment income ........................................      .10         .25       .14
Net realized and unrealized gain (loss) on investment
  transactions ...............................................     1.18         .54      2.02
                                                                 ------      ------    ------
Total from investment operations .............................     1.28         .79      2.16
                                                                 ------      ------    ------
Less distributions from:
Net investment income ........................................     (.12)       (.23)     (.13)
Net realized gains on investment transactions ................     (.84)       (.79)       --
                                                                 ------      ------    ------
                                                                   (.96)      (1.02)     (.13)
                                                                 ------      ------    ------
Net asset value, end of period ...............................   $11.56      $11.24    $11.47
                                                                 ======      ======    ======
Total Return (%) .............................................    11.56**      6.95     22.89**
Ratios and Supplemental Data
Net assets, end of period ($ millions) .......................       15          14         7
Ratio of operating expenses to average daily net assets (%) ..      .81*        .79       .80*
Ratio of net investment income to average daily net assets (%)     1.84*       2.20      2.13*
Portfolio turnover rate (%) ..................................    34.57*      38.70     28.41

(a) Based on monthly average shares outstanding during the period.
*  Annualized
** Not annualized

                            CAPITAL GROWTH PORTFOLIO
              INVESTMENT PORTFOLIO as of June 30, 1999 (Unaudited)





                                                                Principal      Market
                                                                Amount ($)    Value ($)
----------------------------------------------------------------------------------------

REPURCHASE AGREEMENT 2.5%
----------------------------------------------------------------------------------------

Repurchase Agreement with Donaldson, Lufkin & Jenrette dated
  6/30/1999 at 4.8% to be repurchased at $26,058,474 on
  7/1/1999, collateralized by a $21,533,000 U.S. Treasury
   Bond, 8.125%, 8/15/2019 (Cost $26,055,000) ..............    26,055,000    26,055,000
                                                                             -----------

Common Stocks 97.5%
----------------------------------------------------------------------------------------

                                                                   Shares
----------------------------------------------------------------------------------------

Consumer Discretionary 13.2%

Department & Chain Stores 9.9%
Dayton Hudson Corp. ........................................       404,500    26,292,500
Gap Inc. ...................................................       295,800    14,900,925
Home Depot, Inc. ...........................................       474,000    30,543,375
Wal-Mart Stores Inc. .......................................       422,200    20,371,150
Walgreen Co. ...............................................       314,200     9,229,625
                                                                             -----------
                                                                             101,337,575
                                                                             -----------
Hotels & Casinos 0.7%
Carnival Corp. "A" .........................................       145,600     7,061,600
                                                                             -----------
Recreational Products 0.6%
Electronic Arts Inc.* ......................................       111,400     6,043,450
                                                                             -----------
Restaurants 1.2%
McDonald's Corp. ...........................................       297,100    12,273,944
                                                                             -----------
Specialty Retail 0.8%
Office Depot Inc.* .........................................       382,200     8,432,288
                                                                             -----------

Consumer Staples 7.2%

Alcohol & Tobacco 2.7%
Anheuser-Busch Companies, Inc. .............................       222,600    15,790,688
Philip Morris Companies, Inc. ..............................       304,200    12,225,038
                                                                             -----------
                                                                              28,015,726
                                                                             -----------
Food & Beverage 2.9%
Albertson's Inc. ...........................................       260,700    13,442,344
PepsiCo Inc. ...............................................       412,400    15,954,725
                                                                             -----------
                                                                              29,397,069
                                                                             -----------
Package Goods / Cosmetics 1.6%
Procter & Gamble Co. .......................................       180,300    16,091,775
                                                                             -----------

Health 12.8%

Biotechnology 1.7%
Amgen Inc.* ................................................       144,000     8,766,000
MedImmune, Inc.* ...........................................       124,100     8,407,775
                                                                             -----------
                                                                              17,173,775
                                                                             -----------
Health Industry Services 0.5%
IMS Health Inc. ............................................       176,800     5,525,000
                                                                             -----------
Pharmaceuticals 10.6%
American Home Products Corp. ...............................       262,900    15,116,750
Baxter International Inc. ..................................       267,200    16,199,000

    The accompanying notes are an integral part of the financial statements.

                            CAPITAL GROWTH PORTFOLIO






                                                          Market
                                             Shares      Value ($)
------------------------------------------------------------------
Bristol-Myers Squibb Co. .............       304,800    21,469,350
Pfizer, Inc. .........................       182,000    19,974,500
Schering-Plough Corp. ................       321,650    17,047,450
Warner-Lambert Co. ...................       262,300    18,197,063
                                                      ------------
                                                       108,004,113
                                                      ------------

Communications 4.2%

Telephone / Communications
Bell Atlantic Corp. ..................       234,800    15,350,050
MCI WorldCom, Inc.* ..................       324,750    28,009,688
                                                      ------------
                                                        43,359,738
                                                      ------------

Financial 10.4%

Banks 1.0%
Bank of America Corp. ................       133,982     9,822,555
                                                      ------------
Insurance 2.6%
American International Group, Inc. ...       230,175    26,944,861
                                                      ------------
Consumer Finance 4.5%
American Express Credit Corp. ........       133,000    17,306,625
Associates First Capital Corp. .......       251,900    11,162,319
Citigroup Inc. .......................       390,975    18,571,313
                                                      ------------
                                                        47,040,257
                                                      ------------
Other Financial Companies 2.3%
Federal National Mortgage Association        338,100    23,117,588
                                                      ------------

Media 8.6%

Advertising 1.6%
Omnicom Group, Inc. ..................       200,000    16,000,000
                                                      ------------
Broadcasting & Entertainment 1.7%
Infinity Broadcasting Corp.* .........       268,700     7,993,825
Viacom Inc. "B"* .....................       221,200     9,732,800
                                                      ------------
                                                        17,726,625
                                                      ------------
Cable Television 3.8%
AT&T Corp - Liberty Media Group* .....       878,300    32,277,525
Comcast Corp. "A" ....................       185,600     7,134,000
                                                      ------------
                                                        39,411,525
                                                      ------------
Print Media 1.5%
Tribune Co. ..........................       173,700    15,133,613
                                                      ------------

Service Industries 4.3%

EDP Services 2.3%
America Online Inc. ..................        97,100    10,729,550
Automatic Data Processing, Inc. ......       292,700    12,878,800
                                                      ------------
                                                        23,608,350
                                                      ------------
Environmental Services 1.5%
Waste Management, Inc. ...............       292,300    15,711,125
                                                      ------------
Miscellaneous Commercial Services 0.5%
Galileo International, Inc. ..........       102,500     5,477,344
                                                      ------------

    The accompanying notes are an integral part of the financial statements.

                            CAPITAL GROWTH PORTFOLIO






                                                             Market
                                                 Shares     Value ($)
---------------------------------------------------------------------
Durables 4.4%

Aerospace 1.8%
United Technologies Corp. .................      260,600   18,681,763
                                                         ------------
Telecommunications Equipment 2.6%
Lucent Technologies Inc. ..................      152,700   10,297,699
Nokia AB Oy "A" (ADR) .....................      179,600   16,444,625
                                                         ------------
                                                           26,742,324
                                                         ------------

Manufacturing 8.7%

Diversified Manufacturing 5.1%
General Electric Co. ......................      181,200   20,475,600
Textron, Inc. .............................      119,400    9,828,113
Tyco International Ltd. (New) .............      233,200   22,095,700
                                                         ------------
                                                           52,399,413
                                                         ------------
Electrical Products 1.0%
Emerson Electric Co. ......................      159,350   10,019,131
                                                         ------------
Industrial Specialty 1.9%
Corning Inc. ..............................      281,800   19,761,225
                                                         ------------
Machinery / Components / Controls 0.7%
Parker-Hannifin Corp. .....................      148,150    6,777,863
                                                         ------------

Technology 18.9%

Computer Software 4.6%
Microsoft Corp.* ..........................      396,200   35,732,288
Oracle Systems Corp.* .....................      295,350   10,964,869
                                                         ------------
                                                           46,697,157
                                                         ------------
Diverse Electronic Products 1.5%
Applied Materials, Inc.* ..................      210,200   15,528,525
                                                         ------------
EDP Peripherals 1.8%
EMC Corp.* ................................      328,000   18,040,000
                                                         ------------
Electronic Data Processing 5.9%
Compaq Computer Corp. .....................      199,800    4,732,763
Hewlett-Packard Co. .......................       99,400    9,989,700
International Business Machines Corp. .....      181,800   23,497,650
Sun Microsystems, Inc.* ...................      321,000   22,108,875
                                                         ------------
                                                           60,328,988
                                                         ------------
Semiconductors 3.2%
Intel Corp. ...............................      550,000   32,725,000
                                                         ------------
Telecommunications Equipment 1.9%
Cisco Systems, Inc.* ......................      299,400   19,311,300
                                                         ------------

Energy 4.8%

Oil & Gas Production 1.9%
Royal Dutch Petroleum Co. (New York shares)      330,000   19,882,500
                                                         ------------
Oil Companies 1.4%
Mobil Corp. ...............................      139,300   13,790,700
                                                         ------------

    The accompanying notes are an integral part of the financial statements.

                            CAPITAL GROWTH PORTFOLIO






                                                                                   Market
                                                                    Shares        Value ($)
-------------------------------------------------------------------------------------------
Oilfield Services / Equipment 1.5%
Schlumberger Ltd. .........................................         241,400      15,374,163
                                                                              -------------
Total Common Stocks (Cost $705,709,405) ...................                     998,769,948
                                                                              -------------
-------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $731,764,405) (a)                  1,024,824,948
                                                                              =============
-------------------------------------------------------------------------------------------

     * Non-income producing security.

   (a) At June 30, 1999, the net unrealized appreciation on investments based on cost for federal income tax purposes of $731,780,094 was as follows:

       Aggregate gross unrealized appreciation for all investments in
       which there is an excess of market value over tax cost .......   $302,287,953

       Aggregate gross unrealized depreciation for all investments in
       which there is an excess of tax cost over market value .......      9,243,099
                                                                        ------------
       Net unrealized appreciation ..................................   $293,044,854
                                                                        ============

--------------------------------------------------------------------------------

         Purchases  and sales of  investment  securities  (excluding  short-term investments), for the six months ended June 30, 1999, aggregated $325,514,335 and $292,394,350, respectively.
--------------------------------------------------------------------------------
         From November 1, 1998 through December 31, 1998, the Capital Growth Portfolio incurred approximately $1,300,000 of net realized capital losses. As permitted by tax regulations, the portfolio intends to elect to defer and treat as arising in the fiscal year ended December 31, 1999.

    The accompanying notes are an integral part of the financial statements.

                            CAPITAL GROWTH PORTFOLIO
                              FINANCIAL STATEMENTS

 STATEMENT OF ASSETS AND LIABILITIES
----------------------------------------------------------------------------------------------------
June 30, 1999 (Unaudited)
----------------------------------------------------------------------------------------------------
Assets
Investments, at market (identified cost $731,764,405) ............   $1,024,824,948
Receivable for investments sold ..................................       12,129,326
Dividends and interest receivable ................................          497,904
Receivable for Portfolio shares sold .............................          676,406
Other assets .....................................................              709
                                                                     --------------
Total assets .....................................................    1,038,129,293

Liabilities
Payable for investments purchased ................................       10,094,570
Payable for Portfolio shares redeemed ............................          233,537
Accrued management fee ...........................................          355,648
Other payables and accrued expenses ..............................           58,508
                                                                     --------------
Total liabilities ................................................       10,742,263
                                                                     --------------
Net assets, at market value ......................................   $1,027,387,030
                                                                     ==============
Net Assets
Net assets consist of:
Undistributed net investment income (loss) .......................        1,294,356
Net unrealized appreciation (depreciation) on investments ........      293,060,543
Accumulated net realized gain (loss) .............................       54,732,859
Paid-in capital ..................................................      678,299,272
                                                                     --------------
Net assets, at market value ......................................   $1,027,387,030
                                                                     ==============
Class A
Net asset value, offering and redemption price per share
   ($1,026,375,852 / 42,900,852 outstanding shares of beneficial
   interest, no par value, unlimited number of shares authorized)    $        23.92
                                                                     ==============
Class B
Net asset value, offering and redemption price per share
   ($1,011,178 / 45,463 outstanding shares of beneficial interest,
   no par value, unlimited number of shares authorized) ..........   $        22.24
                                                                     ==============

    The accompanying notes are an integral part of the financial statements.

                            CAPITAL GROWTH PORTFOLIO


 STATEMENT OF OPERATIONS
----------------------------------------------------------------------------------
Six Months Ended June 30, 1999 (Unaudited)
----------------------------------------------------------------------------------
Investment Income
Income:
Dividends (net of foreign taxes withheld of $57,794) .............   $   4,249,677
Interest .........................................................         748,238
                                                                     -------------
                                                                         4,997,915
                                                                     -------------
Expenses:
Management fee ...................................................       2,172,787
Custodian fees ...................................................          21,234
Accounting fees ..................................................          74,420
Trustees' fees and expenses ......................................           8,931
Distribution fees (Class B) ......................................           1,111
Auditing .........................................................          28,126
Legal ............................................................          15,393
Shareholder reports and other ....................................          14,094
                                                                     -------------
                                                                         2,336,096
                                                                     -------------
Net investment income ............................................       2,661,819
                                                                     -------------

Net realized and unrealized gain (loss) on investment transactions
Net realized gain (loss) from:
Investments ......................................................      56,566,349
Foreign currency related transactions ............................             329
                                                                     -------------
                                                                        56,566,678
                                                                     -------------
Net unrealized appreciation (depreciation) during the period on:
Investments ......................................................      41,957,779
Foreign currency related transactions ............................            (288)
                                                                     -------------
                                                                        41,957,491
                                                                     -------------
Net gain (loss) on investment transactions .......................      98,524,169
                                                                     -------------
Net increase (decrease) in net assets resulting from operations ..   $ 101,185,988
                                                                     =============



    The accompanying notes are an integral part of the financial statements.

                            CAPITAL GROWTH PORTFOLIO


 STATEMENTS OF CHANGES IN NET ASSETS
                                                                          Six Months Ended       Year Ended
                                                                           June 30, 1999        December 31,
Increase (Decrease) in Net Assets                                           (Unaudited)             1998
----------------------------------------------------------------------------------------------------------

Operations:
Net investment income ...............................................   $     2,661,819    $     5,827,536
Net realized gain (loss) from investment transactions ...............        56,566,678         94,147,425
Net unrealized appreciation (depreciation) on investment
   transactions during the period ...................................        41,957,491         60,345,461
                                                                        ---------------    ---------------
Net increase (decrease) in net assets resulting from operations .....       101,185,988        160,320,422
                                                                        ---------------    ---------------
Distributions to shareholders from:
Net investment income (Class A) .....................................        (2,669,192)        (5,931,987)
                                                                        ---------------    ---------------
Net investment income (Class B) .....................................            (1,420)            (3,769)
                                                                        ---------------    ---------------
Net realized gain from investment transactions (Class A) ............       (95,714,159)       (37,496,910)
                                                                        ---------------    ---------------
Net realized gain from investment transactions (Class B) ............           (90,868)           (31,248)
                                                                        ---------------    ---------------
Portfolio share transactions:
Class A
Proceeds from shares sold ...........................................       118,304,027        221,448,528
Net asset value of shares issued to shareholders in
   reinvestment of distributions ....................................        98,383,351         43,428,896
Cost of shares redeemed .............................................       (93,527,435)      (156,849,029)
                                                                        ---------------    ---------------
Net increase (decrease) in net assets from Class A share transactions       123,159,943        108,028,395
                                                                        ---------------    ---------------
Class B
Proceeds from shares sold ...........................................            95,101            449,018
Net asset value of shares issued to shareholders in
   reinvestment of distributions ....................................            92,288             35,017
Cost of shares redeemed .............................................            (9,158)          (348,013)
                                                                        ---------------    ---------------
Net increase (decrease) in net assets from Class B share
   transactions .....................................................           178,231            136,022
                                                                        ---------------    ---------------
Increase (decrease) in net assets ...................................       126,048,523        225,020,925
Net assets at beginning of period ...................................       901,338,507        676,317,582
                                                                        ---------------    ---------------
Net assets at end of period (including undistributed net investment
   income of $1,294,356 and $1,303,149, respectively) ...............   $ 1,027,387,030    $   901,338,507
                                                                        ===============    ===============
Other Information
Increase (decrease) in Portfolio shares
Class A
Shares outstanding at beginning of period ...........................        37,591,894         32,750,652
                                                                        ---------------    ---------------
Shares sold .........................................................         4,955,952         10,227,932
Shares issued to shareholders in reinvestment of distributions ......         4,293,111          2,045,403
Shares redeemed .....................................................        (3,940,105)        (7,432,093)
                                                                        ---------------    ---------------
Net increase (decrease) in Portfolio shares .........................         5,308,958          4,841,242
                                                                        ---------------    ---------------
Shares outstanding at end of period .................................        42,900,852         37,591,894
                                                                        ===============    ===============
Class B
Shares outstanding at beginning of period ...........................            34,617             26,545
                                                                        ---------------    ---------------
Shares sold .........................................................             7,201             22,532
Shares issued to shareholders in reinvestment of distributions ......             4,032              1,651
Shares redeemed .....................................................              (387)           (16,111)
                                                                        ---------------    ---------------
Net increase (decrease) in Portfolio shares .........................            10,846              8,072
                                                                        ---------------    ---------------
Shares outstanding at end of period .................................            45,463             34,617
                                                                        ===============    ===============

    The accompanying notes are an integral part of the financial statements.

                            CAPITAL GROWTH PORTFOLIO
                              FINANCIAL HIGHLIGHTS



 The following table includes selected data for a share outstanding (a) throughout the period and other performance information derived from the financial statements.

         Class A (b)
---------------------------
                                         Six Months Ended              Years Ended December 31,
                                          June 30, 1999   ---------------------------------------------------------
                                           (Unaudited)    1998       1997       1996       1995       1994
                                        ----------------------------------------------------------------------------

Net asset value, beginning of period .   $   23.95      $ 20.63    $ 16.50    $ 15.08    $ 12.23    $ 14.95
                                         ---------      -------    -------    -------    -------    -------
Income from investment operations:
Net investment income ................         .07          .16        .18        .19        .14        .06
Net realized and unrealized gain
  (loss) on investment transactions ..        2.46         4.46       5.39       2.68       3.25      (1.42)
                                         ---------      -------    -------    -------    -------    -------
Total from investment operations .....        2.53         4.62       5.57       2.87       3.39      (1.36)
                                         ---------      -------    -------    -------    -------    -------
Less distributions from:
Net investment income ................        (.07)        (.17)      (.19)      (.19)      (.11)      (.05)
Net realized gains on investment
  transactions .......................       (2.49)       (1.13)     (1.25)     (1.26)      (.43)     (1.31)
                                         ---------      -------    -------    -------    -------    -------
Total distributions ..................       (2.56)       (1.30)     (1.44)     (1.45)      (.54)     (1.36)
                                         ---------      -------    -------    -------    -------    -------
Net asset value, end of period .......   $   23.92      $ 23.95    $ 20.63    $ 16.50    $ 15.08    $ 12.23
                                         =========      =======    =======    =======    =======    =======
Total Return (%) .....................       11.05**      23.23      35.76      20.13      28.65      (9.67)

Ratios and Supplemental Data
Net assets, end of period ($ millions)       1,026          901        676        440        338        257
Ratio of operating expenses to average         .50*         .50        .51        .53        .57        .58
  daily net assets (%)
Ratio of net investment income to ....         .57*         .75        .96       1.27       1.06        .47
  average daily net assets (%)
Portfolio turnover rate (%) ..........       63.74*       54.73      41.77      65.56     119.41      66.44

(a) Based on monthly average shares outstanding during the period.
(b) On May 12, 1997 existing shares were designated as Class A shares.
*  Annualized
** Not annualized

                            CAPITAL GROWTH PORTFOLIO




 The following table includes selected data for a share outstanding (a) throughout the period and other performance information derived from the financial statements.

           Class B
---------------------------                                                  For the Period
                                                 Six Months                   May 12, 1997
                                                   Ended                    (commencement of
                                                 June 30,      Year Ended    sale of Class B
                                                   1999        December 31,    shares) to
                                                (Unaudited)       1998      December 31, 1997
                                               ---------------------------------------------

Net asset value, beginning of period ..........   $23.92          $20.61        $17.54
                                                  ------          ------        ------
Income from investment operations:
Net investment income .........................      .04             .11           .08
Net realized and unrealized gain (loss) on
 investment transactions ......................      .81            4.45          3.08
                                                  ------          ------        ------
Total from investment operations ..............      .85            4.56          3.16
                                                  ------          ------        ------
Less distributions from:
Net investment income .........................     (.04)           (.12)         (.09)
Net realized gains on investment transactions .    (2.49)          (1.13)           --
                                                  ------          ------        ------
Total distributions ...........................    (2.53)          (1.25)         (.09)
                                                  ------          ------        ------
Net asset value, end of period ................   $22.24          $23.92        $20.61
                                                  ======          ======        ======
Total Return (%) ..............................    10.92**         22.94         18.00**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ........        1             .83           .55
Ratio of operating expenses to average daily
  net assets (%) ..............................      .75*            .75           .75*
Ratio of net investment income to average daily
  net assets (%) ..............................      .32*            .49           .64*
Portfolio turnover rate (%) ...................    63.74*          54.73         41.77

(a) Based on monthly average shares outstanding during the period.
*  Annualized
** Not annualized

                         LARGE COMPANY GROWTH PORTFOLIO
              INVESTMENT PORTFOLIO as of June 30, 1999 (Unaudited)





                                               Principal    Market
                                               Amount ($)  Value ($)
------------------------------------------------------------------

U.S. Government & Agencies 25.5%
------------------------------------------------------------------
Federal Home Loan Bank Discount Note, 4.47%**,
  7/1/1999 (Cost $892,000) ...................   892,000   892,000
                                                         ---------

Common Stocks 74.5%
------------------------------------------------------------------

                                                  Shares
------------------------------------------------------------------

Consumer Discretionary 11.1%

Department & Chain Stores 8.3%
Consolidated Stores Corp.* ...................     1,750    47,250
Costco Companies, Inc.* ......................       450    36,028
Dayton Hudson Corp. ..........................       450    29,250
Gap Inc. .....................................       575    28,966
Home Depot, Inc. .............................     1,400    90,213
Wal-Mart Stores Inc. .........................     1,250    60,313
                                                         ---------
                                                           292,020
                                                         ---------
Recreational Products 1.7%
Electronic Arts Inc.* ........................       650    35,263
Hasbro, Inc. .................................       800    22,350
                                                         ---------
                                                            57,613
                                                         ---------
Restaurants 1.1%
McDonald's Corp. .............................       950    39,247
                                                         ---------

Consumer Staples 8.1%

Alcohol & Tobacco 1.0%
Philip Morris Companies, Inc. ................       800    32,150
                                                         ---------
Food & Beverage 3.0%
Coca-Cola Co., Inc. ..........................       800    50,000
Kroger Co.* ..................................     1,300    36,319
PepsiCo Inc. .................................       500    19,344
                                                         ---------
                                                           105,663
                                                         ---------
Package Goods/Cosmetics 4.1%
Colgate-Palmolive Co. ........................       400    39,500
Estee Lauder Companies "A" ...................       950    47,619
Procter & Gamble Co. .........................       650    58,013
                                                         ---------
                                                           145,132
                                                         ---------

Health 13.1%

Health Industry Services 0.6%
IMS Health Inc. ..............................       650    20,313
                                                         ---------
Medical Supply & Specialty 2.1%
Medtronic Inc. ...............................       950    73,981
                                                         ---------
Pharmaceuticals 10.4%
Eli Lilly & Co. ..............................       650    46,556
Johnson & Johnson ............................       300    29,400
Merck & Co., Inc. ............................       950    70,300
Pfizer, Inc. .................................       800    87,800
Schering-Plough Corp. ........................       800    42,400
SmithKline Beecham PLC (ADR) .................       650    42,941
Warner-Lambert Co. ...........................       650    45,094
                                                         ---------
                                                           364,491
                                                         ---------

    The accompanying notes are an integral part of the financial statements.

                         LARGE COMPANY GROWTH PORTFOLIO






                                                     Market
                                            Shares  Value ($)
------------------------------------------------------------
Communications 2.1%

Telephone/Communications
Frontier Corp. .........................       450    26,550
MCI WorldCom, Inc.* ....................       550    47,438
                                                    --------
                                                      73,988
                                                    --------

Financial 4.0%

Insurance 1.5%
American International Group, Inc. .....       450    52,678
                                                    --------
Other Financial Companies 2.5%
Federal Home Loan Mortgage Corp. .......       450    26,100
Federal National Mortgage Association ..       450    30,769
Morgan Stanley, Dean Witter Discover Co.       300    30,750
                                                    --------
                                                      87,619
                                                    --------

Media 5.2%

Advertising 1.4%
Omnicom Group, Inc. ....................       450    36,000
Outdoor Systems, Inc.* .................       400    14,600
                                                    --------
                                                      50,600
                                                    --------
Broadcasting & Entertainment 3.5%
Clear Channel Communications, Inc.* ....       950    65,491
Infinity Broadcasting Corp.* ...........       950    28,263
Univision Communication Inc.* ..........       450    29,700
                                                    --------
                                                     123,454
                                                    --------
Cable Television 0.3%
AT&T Corp-- Liberty Media Group* .......       300    11,025
                                                    --------

Service Industries 3.7%

EDP Services 2.1%
America Online Inc. ....................       650    71,825
                                                    --------
Investment 0.9%
Charles Schwab Corp. ...................       300    32,963
                                                    --------
Miscellaneous Commercial Services 0.7%
Galileo International, Inc. ............       450    24,047
                                                    --------

Durables 3.8%

Telecommunications Equipment
Lucent Technologies Inc. ...............     1,560   105,203
Nokia AB Oy "A" (ADR) ..................       280    25,638
                                                    --------
                                                     130,841
                                                    --------

Manufacturing 5.9%

Diversified Manufacturing 5.3%
General Electric Co. ...................       950   107,350
Textron, Inc. ..........................       450    37,041
Tyco International Ltd. (New) ..........       450    42,638
                                                    --------
                                                     187,029
                                                    --------

    The accompanying notes are an integral part of the financial statements.

                         LARGE COMPANY GROWTH PORTFOLIO






                                                                         Market
                                                              Shares    Value ($)
---------------------------------------------------------------------------------
Industrial Specialty 0.6%
QUALCOMM Inc. ...........................................         150      21,525
                                                                        ---------

Technology 17.5%

Computer Software 4.5%
Microsoft Corp.* ........................................       1,750     157,819
                                                                        ---------
Diverse Electronic Products 1.7%
Applied Materials, Inc.* ................................         410      30,289
Motorola Inc. ...........................................         300      28,425
                                                                        ---------
                                                                           58,714
                                                                        ---------
EDP Peripherals 1.2%
EMC Corp.* ..............................................         750      41,250
                                                                        ---------
Electronic Data Processing 3.3%
International Business Machines Corp. ...................         410      52,993
Sun Microsystems, Inc.* .................................         910      62,676
                                                                        ---------
                                                                          115,669
                                                                        ---------
Semiconductors 3.4%
Intel Corp. .............................................       1,560      92,820
Linear Technology Corp. .................................         410      27,573
                                                                        ---------
                                                                          120,393
                                                                        ---------
Telecommunications Equipment 3.4%
Cisco Systems, Inc.* ....................................       1,860     119,970
                                                                        ---------
Total Common Stocks (Cost $2,448,865) ...................               2,612,019
                                                                        =========
---------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $3,340,865) (a)              3,504,019
                                                                        =========
---------------------------------------------------------------------------------

     * Non-income producing security.

    ** Discount yield at time of purchase; not an interest rate.

   (a) At June 30, 1999, the net unrealized appreciation on investments based on cost for federal income tax purposes of $3,340,865 was as follows:

       Aggregate gross unrealized appreciation for all investments in which there is an
       excess of market value over tax cos ............................................   $180,414

       Aggregate gross unrealized depreciation for all investments in which there is an
       excess of tax cost over market value ...........................................     17,260
                                                                                          --------
       Net unrealized appreciation ....................................................   $163,154
                                                                                          ========
--------------------------------------------------------------------------------------------------
       Purchases and sales of investment securities (excluding short-term investments), for the six months ended June 30, 1999, aggregated $3,038,192 and $589,293, respectively.

    The accompanying notes are an integral part of the financial statements.

                         LARGE COMPANY GROWTH PORTFOLIO
                              FINANCIAL STATEMENTS

 STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
June 30, 1999 (Unaudited)
-------------------------------------------------------------------------------
Assets
Investments, at market (identified cost $3,340,865) .............   $ 3,504,019
Cash ............................................................        61,797
Receivable for investments sold .................................        25,583
Dividends and interest receivable ...............................           946
Receivable for Portfolio shares sold ............................       118,586
                                                                    -----------
Total assets ....................................................     3,710,931

Liabilities
Payable for investments purchased ...............................       927,100
Other payables and accrued expenses .............................         3,731
                                                                    -----------
Total liabilities ...............................................       930,831
                                                                    -----------
Net assets, at market value .....................................   $ 2,780,100
                                                                    ===========
Net Assets
Net assets consist of:
Undistributed net investment income (loss) ......................         3,043
Net unrealized appreciation (depreciation) on investments .......       163,154
Accumulated net realized gain (loss) ............................           (32)
Paid-in capital .................................................     2,613,935
                                                                    -----------
Net assets, at market value .....................................   $ 2,780,100
                                                                    ===========
Class A
Net asset value, offering and redemption price per share
   ($2,779,451 / 427,428 outstanding shares of beneficial
   interest, no par value, unlimited number of shares authorized)   $      6.50
                                                                    ===========
Class B .........................................................
Net asset value, offering and redemption price per share
   ($649 / 100 outstanding shares of beneficial interest,
   no par value, unlimited number of shares authorized) .........   $      6.49
                                                                    ===========


    The accompanying notes are an integral part of the financial statements.

                         LARGE COMPANY GROWTH PORTFOLIO


 STATEMENT OF OPERATIONS
----------------------------------------------------------------------------------------------------
For the period May 3, 1999 (commencement of operations) to June 30, 1999 (Unaudited)
----------------------------------------------------------------------------------------------------
Investment Income
Income:
Dividends ........................................................   $   1,183
Interest .........................................................       5,591
                                                                     ---------
                                                                         6,774
Expenses:
Management fee ...................................................       1,865
Custodian fees ...................................................       1,566
Accounting fees ..................................................       7,888
Trustees' fees and expenses ......................................       4,350
Auditing .........................................................       1,508
Legal ............................................................       1,276
Shareholder reports and other ....................................       1,682
                                                                     ---------
Total expenses before reductions .................................      20,135
Expense reductions ...............................................     (16,404)
                                                                     ---------
Expenses, net ....................................................       3,731
                                                                     ---------
Net investment income ............................................       3,043
                                                                     ---------

Net realized and unrealized gain (loss) on investment transactions
Net realized gain (loss) from investments ........................         (32)
                                                                     ---------
Net unrealized appreciation (depreciation) during the period on
   investments ...................................................     163,154
                                                                     ---------
Net gain on investment transactions ..............................     163,122
                                                                     ---------
Net increase (decrease) in net assets resulting from operations ..   $ 166,165
                                                                     =========



    The accompanying notes are an integral part of the financial statements.

                         LARGE COMPANY GROWTH PORTFOLIO


 STATEMENTS OF CHANGES IN NET ASSETS

                                                                        For the Period
                                                                         May 3, 1999
                                                                       (commencement of
                                                                        operations) to
                                                                        June 30, 1999
Increase (Decrease) in Net Assets                                        (Unaudited)
-------------------------------------------------------------------------------------------------------------
Operations:
Net investment income ...............................................   $     3,043
Net realized gain (loss) from investment transactions ...............           (32)
Net unrealized appreciation (depreciation) on investment transactions
   during the period ................................................       163,154
                                                                        -----------
Net increase (decrease) in net assets resulting from operations .....       166,165
                                                                        -----------
Portfolio share transactions:
Class A
Proceeds from shares sold ...........................................     3,131,072
Cost of shares redeemed .............................................    (1,517,137)
                                                                        -----------
Net increase (decrease) in net assets from Class A share transactions     1,613,935
                                                                        -----------
Class B
Net increase (decrease) in net assets from Class B share transactions            --
                                                                        -----------
Increase (decrease) in net assets ...................................     1,780,100
Net assets at beginning of period ...................................     1,000,000
                                                                        -----------
Net assets at end of period (including undistributed net investment
   income of $3,043) ................................................   $ 2,780,100
                                                                        ===========
Other Information
Increase (decrease) in Portfolio shares
Class A
Shares outstanding at beginning of period ...........................       166,567
                                                                        -----------
Shares sold .........................................................       508,182
Shares redeemed .....................................................      (247,321)
                                                                        -----------
Net increase (decrease) in Portfolio shares .........................       260,861
                                                                        -----------
Shares outstanding at end of period .................................       427,428
                                                                        ===========
Class B
Shares outstanding at beginning of period ...........................           100
                                                                        -----------
Net increase (decrease) in Portfolio shares .........................            --
                                                                        -----------
Shares outstanding at end of period .................................           100
                                                                        ===========

    The accompanying notes are an integral part of the financial statements.

                         LARGE COMPANY GROWTH PORTFOLIO
                              FINANCIAL HIGHLIGHTS



 The following table includes selected data for a share outstanding (a) throughout the period and other performance information derived from the financial statements.

           Class A
----------------------------
                                                                                For the Period
                                                                                 May 3, 1999
                                                                               (commencement of
                                                                                operations) to
                                                                                June 30, 1999
                                                                                 (Unaudited)
                                                                              ------------------

Net asset value, beginning of period ..........................................   $  6.00(c)
                                                                                  -------
Income from investment operations:
Net investment income .........................................................       .01
Net realized and unrealized gain (loss) on investment transactions ............       .49
                                                                                  -------
Total from investment operations ..............................................       .50
                                                                                  -------
Net asset value, end of period ................................................   $  6.50
                                                                                  =======
Total Return (%) (b) ..........................................................      8.33**

Ratios and Supplemental Data
Net assets, end of period ($ millions) ........................................         3
Ratio of operating expenses, net to average daily net assets (%) ..............      1.25*
Ratio of operating expenses, before reductions, to average daily net assets (%)      6.75*
Ratio of net investment income to average daily net assets (%) ................      1.02*
Portfolio turnover rate (%) ...................................................    152.39*

(a) Based on monthly average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
(c) Original capital.
*  Annualized
** Not annualized

                         LARGE COMPANY GROWTH PORTFOLIO




 The following table includes selected data for a share outstanding (a) throughout the period and other performance information derived from the financial statements.

           Class B
--------------------------
                                                                              For the Period
                                                                                May 3, 1999
                                                                              (commencement of
                                                                               operations) to
                                                                               June 30, 1999
                                                                                (Unaudited)
                                                                             ------------------

Net asset value, beginning of period ..........................................   $  6.00(c)
                                                                                  -------
Income from investment operations:
Net investment income .........................................................       .01
Net realized and unrealized gain (loss) on investment transactions ............       .48
                                                                                  -------
Total from investment operations ..............................................       .49
                                                                                  -------
Net asset value, end of period ................................................   $  6.49
                                                                                  =======
Total Return (%) (b) ..........................................................      8.17**

Ratios and Supplemental Data
Net assets, end of period ($ millions) ........................................         0
Ratio of operating expenses, net to average daily net assets (%) ..............      1.50*
Ratio of operating expenses, before reductions, to average daily net assets (%)      7.23*
Ratio of net investment income to average daily net assets (%) ................       .77*
Portfolio turnover rate (%) ...................................................    152.39*

(a) Based on monthly average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
(c) Original capital.
*  Annualized
** Not annualized

                         SMALL COMPANY GROWTH PORTFOLIO
              INVESTMENT PORTFOLIO as of June 30, 1999 (Unaudited)





                                                               Principal    Market
                                                               Amount ($)  Value ($)
----------------------------------------------------------------------------------

REPURCHASE AGREEMENT 11.0%
----------------------------------------------------------------------------------

Repurchase Agreement with Donaldson, Lufkin & Jenrette dated
  6/30/1999 at 4.5% to be repurchased at $471,062 on 7/1/1999, collateralized by a $370,000 U.S. Treasury Note, 8.75%,
  8/15/2000 (Cost $471,000) ..................................   471,000   471,000
                                                                         ---------

Common Stocks 89.0%
----------------------------------------------------------------------------------

                                                                  Shares
----------------------------------------------------------------------------------

Consumer Discretionary 8.9%

Department & Chain Stores 2.2%
Pacific Sunwear of California* ...............................     1,500    36,563
Rent-A-Center, Inc.* .........................................     2,400    57,600
                                                                         ---------
                                                                            94,163
                                                                         ---------
Recreational Products 0.3%
THQ, Inc. ....................................................       400    11,500
                                                                         ---------
Restaurants 3.0%
Dave & Buster's, Inc.* .......................................     1,200    34,800
Il Fornaio America Corp.* ....................................     1,200    17,925
The Cheesecake Factory Inc.* .................................     2,500    76,250
                                                                         ---------
                                                                           128,975
                                                                         ---------
Specialty Retail 3.4%
Action Performance Companies, Inc.* ..........................     1,000    33,000
David's Bridal, Inc.* ........................................     2,300    35,794
Gildan Activewear Inc.* ......................................     1,600    27,000
Urban Outfitters, Inc.* ......................................     2,000    50,250
                                                                         ---------
                                                                           146,044
                                                                         ---------

Consumer Staples 2.7%

Farming 0.4%
Hines Horticulture, Inc.* ....................................     1,600    16,000
                                                                         ---------
Food & Beverage 2.3%
Hain Food Group, Inc.* .......................................     1,900    39,188
Horizon Organic Holding Corp* ................................     3,900    57,038
                                                                         ---------
                                                                            96,226
                                                                         ---------

Health 9.9%

Biotechnology 1.4%
CryoLife, Inc.* ..............................................     4,800    58,800
                                                                         ---------
Health Industry Services 2.4%
IDX Systems Corp.* ...........................................     1,000    22,563
MedQuist, Inc.* ..............................................     1,900    83,125
                                                                         ---------
                                                                           105,688
                                                                         ---------
Hospital Management 0.5%
Sunrise Assisted Living, Inc.* ...............................       600    20,925
                                                                         ---------
Medical Supply & Specialty 3.9%
Fusion Medical Technologies, Inc.* ...........................     2,900    21,931
Perclose, Inc.* ..............................................       200     9,613
VISX Inc.* ...................................................     1,700   134,619
                                                                         ---------
                                                                           166,163
                                                                         ---------

    The accompanying notes are an integral part of the financial statements.

                         SMALL COMPANY GROWTH PORTFOLIO






                                                    Market
                                          Shares   Value ($)
-----------------------------------------------------------
Pharmaceuticals 1.7%
Alexion Pharmaceuticals, Inc.* ........     2,000    17,750
Coulter Pharmaceutical, Inc.* .........     2,500    56,406
                                                   --------
                                                     74,156
                                                   --------

Communications 4.8%

Cellular Telephone 1.1%
Research in Motion Ltd.* ..............     2,300    46,367
                                                   --------
Telephone/Communications 2.0%
AudioCodes Ltd.* ......................       300     8,100
IXC Communications, Inc.* .............     1,100    43,244
Terayon Communication Systems, Inc.* ..       600    33,525
                                                   --------
                                                     84,869
                                                   --------
Telecommunications Equipment 1.7%
Polycom, Inc.* ........................     1,900    74,100
                                                   --------

Financial 3.6%

Banks 1.0%
Astoria Financial Corp. ...............     1,000    43,938
                                                   --------
Real Estate 2.6%
Realty Information Group Inc.* ........     2,600   113,100
                                                   --------

Media 2.6%

Advertising 1.7%
AdForce, Inc.* ........................     1,500    35,250
Speedway Motorsports, Inc.* ...........     1,000    39,313
                                                   --------
                                                     74,563
                                                   --------
Broadcasting & Entertainment 0.9%
Source Media, Inc.* ...................     2,300    39,100
                                                   --------

Service Industries 15.9%

EDP Services 2.9%
Pegasus Systems, Inc.* ................     1,400    52,413
Sapient Corp.* ........................       800    45,300
Ultimate Software Group, Inc.* ........     4,800    25,050
                                                   --------
                                                    122,763
                                                   --------
Miscellaneous Commercial Services 10.4%
Abacus Direct Corp.* ..................     1,000    91,500
Cornell Corrections, Inc.* ............     1,900    31,231
Digital River, Inc.* ..................     1,700    56,525
Eagle USA Airfreight, Inc.* ...........     1,600    67,900
Korn/Ferry International* .............     2,400    40,800
Modis Professional Services, Inc.* ....     2,000    27,500
Newgen Results Corp.* .................     2,000    24,000
Whittman-Hart, Inc.* ..................     3,300   104,775
                                                   --------
                                                    444,231
                                                   --------
Miscellaneous Consumer Services 1.5%
Complete Business Solutions, Inc.* ....     1,900    34,081
Steiner Leisure Ltd.* .................     1,000    30,313
                                                   --------
                                                     64,394
                                                   --------

    The accompanying notes are an integral part of the financial statements.

                         SMALL COMPANY GROWTH PORTFOLIO






                                               Market
                                     Shares   Value ($)
------------------------------------------------------
Printing/Publishing 1.1%
Consolidated Graphics, Inc.* .....     1,000    50,000
                                              --------

Manufacturing 4.4%

Chemicals 1.0%
Albany Molecular Research, Inc.* .     1,400    41,650
                                              --------
Machinery/Components/Controls 0.5%
Astec Industries* ................       500    20,375
                                              --------
Wholesale Distributors 1.8%
Daisytek International Corp.* ....     2,300    37,519
WESCO International, Inc.* .......     1,900    38,950
                                              --------
                                                76,469
                                              --------
Miscellaneous 1.1%
Jakks Pacific, Inc.* .............     1,600    47,700
                                              --------

Technology 27.6%

Computer Software 5.6%
Advent Software, Inc.* ...........     1,000    67,000
MAPICS, Inc.* ....................     2,300    24,294
Pilot Network Services, Inc.* ....     3,900    38,269
SalesLogix Corp.* ................       100     1,488
TSI International Software Ltd.* .     3,800   107,825
                                              --------
                                               238,876
                                              --------
Diverse Electronic Products 1.3%
InterVU, Inc.* ...................     1,400    53,638
                                              --------
EDP Peripherals 5.3%
AboveNet Communications Inc.* ....     1,000    40,375
CAIS Internet, Inc.* .............     1,400    25,725
Mercury Interactive Corp.* .......     2,600    91,975
Network Appliance, Inc.* .........     1,200    67,050
                                              --------
                                               225,125
                                              --------
Office/Plant Automation 4.9%
Mercury Computer Systems, Inc.* ..     2,300    74,175
Pinnacle Systems, Inc.* ..........     4,100   137,854
                                              --------
                                               212,029
                                              --------
Semiconductors 7.4%
PLX Technology, Inc.* ............     1,600    75,800
PMC-Sierra, Inc.* ................     1,000    58,938
Transwitch Corp.* ................     1,400    66,325
Vitesse Semiconductor Corp.* .....     1,700   114,644
                                              --------
                                               315,707
                                              --------
Miscellaneous 3.1%
Ask Jeeves, Inc.* ................       100     1,400
MEDE AMERICA Corp.* ..............     1,400    52,850
National Computer Corp. ..........     1,200    40,500
SonoSite, Inc.* ..................     2,300    39,100
                                              --------
                                               133,850
                                              --------

    The accompanying notes are an integral part of the financial statements.

                         SMALL COMPANY GROWTH PORTFOLIO






                                                                          Market
                                                              Shares     Value ($)
---------------------------------------------------------------------------------

Energy 3.7%

Oil & Gas Production 2.2%
Key Production Co., Inc.* ...............................       3,800      34,913
Swift Energy Co.* .......................................       5,400      57,713
                                                                        ---------
                                                                           92,626
                                                                        ---------
Oil Companies 0.8%
Stone Energy Corporation* ...............................         800      33,900
                                                                        ---------
Oilfield Services/Equipment 0.7%
National-Oilwell, Inc.* .................................       2,500      31,719
                                                                        ---------

Construction 2.7%

Building Materials 0.8%
Simpson Manufacturing Co., Inc.* ........................         700      33,250
                                                                        ---------
Building Products 1.9%
Trex Company, Inc.* .....................................       3,200      81,200
                                                                        ---------

Transportation 2.2%

Airlines 1.1%
America West Holdings Corp. "B"* ........................       2,500      47,188
                                                                        ---------
Railroads 1.1%
Wisconsin Central Transportation Co.* ...................       2,500      47,188
                                                                        ---------
Total Common Stocks (Cost $3,424,609) ...................               3,808,555
                                                                        ---------
---------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $3,895,609) (a)              4,279,555
                                                                        =========
---------------------------------------------------------------------------------

     * Non-income producing security.

   (a) At June 30, 1999, the net unrealized appreciation on investments based on cost for federal income tax purposes of $3,895,609 was as follows:

       Aggregate gross unrealized appreciation for all investments in which there is an
       excess of market value over tax cost ...........................................   $506,045

       Aggregate gross unrealized depreciation for all investments in which there is an
       excess of tax cost over market value ...........................................    122,099
                                                                                          --------
       Net unrealized appreciation ....................................................   $383,946
                                                                                          ========
--------------------------------------------------------------------------------------------------
       Purchases and sales of investment securities (excluding short-term investments), for the six months ended June 30,1999 aggregated $3,629,723 and $229,119, respectively.

    The accompanying notes are an integral part of the financial statements.

                         SMALL COMPANY GROWTH PORTFOLIO
                              FINANCIAL STATEMENTS

 STATEMENT OF ASSETS AND LIABILITIES
----------------------------------------------------------------------------------------------------
June 30, 1999 (Unaudited)
----------------------------------------------------------------------------------------------------
Assets
Investments, at market (identified cost $3,895,609) .............   $ 4,279,555
Cash ............................................................           229
Receivable for investments sold .................................        34,479
Dividends and interest receivable ...............................            62
Receivable for Portfolio shares sold ............................        18,148
                                                                    -----------
Total assets ....................................................     4,332,473

Liabilities
Payable for investments purchased ...............................        43,655
Other payables and accrued expenses .............................         7,166
                                                                    -----------
Total liabilities ...............................................        50,821
                                                                    -----------
Net assets, at market value .....................................   $ 4,281,652
                                                                    ===========
Net Assets
Net assets consist of:
Undistributed net investment income (loss) ......................        (2,997)
Net unrealized appreciation (depreciation) on investments .......       383,946
Accumulated net realized gain (loss) ............................        24,005
Paid-in capital .................................................     3,876,698
                                                                    -----------
Net assets, at market value .....................................   $ 4,281,652
                                                                    ===========
Class A
Net asset value, offering and redemption price per share
   ($4,280,983 / 638,797 outstanding shares of beneficial
   interest, no par value, unlimited number of shares authorized)   $      6.70
                                                                    ===========
Class B
Net asset value, offering and redemption price per share
   ($669 / 100 outstanding shares of beneficial interest,
   no par value, unlimited number of shares authorized) .........   $      6.69
                                                                    ===========


    The accompanying notes are an integral part of the financial statements.

                 SMALL COMPANY GROWTH PORTFOLIO


 STATEMENT OF OPERATIONS
-----------------------------------------------------------------------------------------
For the period May 3, 1999 (commencement of operations) to June 30, 1999 (Unaudited)
-----------------------------------------------------------------------------------------
Investment Income (Loss)
Income:
Dividends ........................................................   $     184
Interest .........................................................       3,985
                                                                     ---------
                                                                         4,169
                                                                     ---------
Expenses:
Management fee ...................................................       4,180
Custodian fees ...................................................       1,044
Accounting fees ..................................................       7,888
Trustees' fees and expenses ......................................       4,350
Auditing .........................................................         986
Legal ............................................................         812
Shareholder reports and other ....................................       1,508
                                                                     ---------
Total expenses before reductions .................................      20,768
Expense reductions ...............................................     (13,602)
                                                                     ---------
Expense, net .....................................................       7,166
                                                                     ---------
Net investment income (loss) .....................................      (2,997)
                                                                     ---------

Net realized and unrealized gain (loss) on investment transactions
Net realized gain (loss) from investments ........................      24,005
                                                                     ---------
Net unrealized appreciation (depreciation) during the period on
   investments ...................................................     383,946
                                                                     ---------
Net gain (loss) on investment transactions .......................     407,951
                                                                     ---------
Net increase (decrease) in net assets resulting from operations ..   $ 404,954
                                                                     =========



    The accompanying notes are an integral part of the financial statements.

                         SMALL COMPANY GROWTH PORTFOLIO


 STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------------------
                                                                                     For the Period
                                                                                      May 3, 1999
                                                                                    (commencement of
                                                                                     operations) to
                                                                                      June 30, 1999
Increase (Decrease) in Net Assets                                                     (Unaudited)
-------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ......................................................   $    (2,997)
Net realized gain (loss) from investment transactions .............................        24,005
Net unrealized appreciation (depreciation) on investment transactions
   during the period ..............................................................       383,946
                                                                                      -----------
Net increase (decrease) in net assets resulting from operations ...................       404,954
                                                                                      -----------
Portfolio share transactions:

Class A
Proceeds from shares sold .........................................................     2,433,904
Cost of shares redeemed ...........................................................      (557,206)
                                                                                      -----------
Net increase (decrease) in net assets from Class A share transactions .............     1,876,698
                                                                                      -----------
Class B
Net increase (decrease) in net assets from Class B share transactions .............            --
                                                                                      -----------
Increase (decrease) in net assets .................................................     2,281,652
                                                                                      -----------
Net assets at beginning of period .................................................     2,000,000
                                                                                      -----------
Net assets at end of period (including undistributed net investment loss of $2,997)   $ 4,281,652
                                                                                      ===========
Other Information
Increase (decrease) in Portfolio shares
Class A
Shares outstanding at beginning of period .........................................       333,233
                                                                                      -----------
Shares sold .......................................................................       395,208
Shares redeemed ...................................................................       (89,644)
                                                                                      -----------
Net increase (decrease) in Portfolio shares .......................................       305,564
                                                                                      -----------
Shares outstanding at end of period ...............................................       638,797
                                                                                      ===========
Class B
Shares outstanding at beginning of period .........................................           100
                                                                                      -----------
Net increase (decrease) in Portfolio shares .......................................            --
                                                                                      -----------
Shares outstanding at end of period ...............................................           100
                                                                                      ===========

    The accompanying notes are an integral part of the financial statements.

                         SMALL COMPANY GROWTH PORTFOLIO
                              FINANCIAL HIGHLIGHTS



 The following table includes selected data for a share outstanding (a) throughout the period and other performance information derived from the financial statements.

           Class A
---------------------------
                                                                              For the Period
                                                                               May 3, 1999
                                                                             (commencement of
                                                                              operations) to
                                                                              June 30, 1999
                                                                               (Unaudited)
                                                                            ------------------

Net asset value, beginning of period ..........................................   $ 6.00(c)
                                                                                  ------
Income from investment operations:
Net investment income (loss) ..................................................     (.01)
Net realized and unrealized gain (loss) on investment transactions ............      .71
                                                                                  ------
Total from investment operations ..............................................      .70
                                                                                  ------
Net asset value, end of period ................................................   $ 6.70
                                                                                  ======
Total Return (%) (b) ..........................................................    11.67**

Ratios and Supplemental Data
Net assets, end of period ($ millions) ........................................        4
Ratio of operating expenses, net to average daily net assets (%) ..............     1.50*
Ratio of operating expenses, before reductions, to average daily net assets (%)     4.35*
Ratio of net investment income (loss) to average daily net assets (%) .........    (.63)*
Portfolio turnover rate (%) ...................................................    41.44*

(a) Based on monthly average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
(c) Original capital.
*  Annualized
** Not annualized

                         SMALL COMPANY GROWTH PORTFOLIO




 The following table includes selected data for a share outstanding (a) throughout the period and other performance information derived from the financial statements.

           Class B
--------------------------
                                                                                For the Period
                                                                                 May 3, 1999
                                                                               (commencement of
                                                                                operations) to
                                                                                June 30, 1999
                                                                                 (Unaudited)
                                                                              ------------------

Net asset value, beginning of period ..........................................   $ 6.00(c)
                                                                                  ------
Income from investment operations:
Net investment income (loss) ..................................................     (.01)
Net realized and unrealized gain (loss) on investment transactions ............      .70
                                                                                  ------
Total from investment operations ..............................................      .69
                                                                                  ------
Net asset value, end of period ................................................   $ 6.69
                                                                                  ======
Total Return (%) (b) ..........................................................    11.50**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ........................................        0
Ratio of operating expenses, net to average daily net assets (%) ..............     1.75*
Ratio of operating expenses, before reductions, to average daily net assets (%)     4.13*
Ratio of net investment income (loss) to average daily net assets (%) .........     (.88)*
Portfolio turnover rate (%) ...................................................    42.73*

(a) Based on monthly average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
(c) Original capital.
*  Annualized
** Not annualized

                           GLOBAL DISCOVERY PORTFOLIO
              INVESTMENT PORTFOLIO as of June 30, 1999 (Unaudited)





                                                                   Principal     Market
                                                                  Amount ($)    Value ($)
----------------------------------------------------------------------------------------

Repurchase Agreements 8.5%
----------------------------------------------------------------------------------------

Repurchase Agreement with Donaldson, Lufkin & Jenrette dated
  6/30/1999 at 4.8% to be repurchased at $3,041,405 on
  7/1/1999, collateralized by a $2,354,000 U.S. Treasury
  Bond, 8.875%, 2/15/2019 (Cost $3,041,000) ....................   3,041,000   3,041,000
                                                                              ----------
----------------------------------------------------------------------------------------

Convertible Bonds 0.7%
----------------------------------------------------------------------------------------

France
Transiciel SA (Developer of software for public services,
  finance and industry) (Cost $243,911) ........................       2,174     231,759
                                                                              ----------
----------------------------------------------------------------------------------------


                                                                      Shares
----------------------------------------------------------------------------------------

Common Stocks 90.8%
----------------------------------------------------------------------------------------

Australia 0.2%
CI Technologies Group, Ltd. (Developer of process monitoring
  and industrial automation software) ..........................      18,500      69,588
                                                                              ----------

Austria 0.4%
Schoeller Bleckmann Oilfield Equipment AG (Manufacturer of
  components for oil and gas drilling equipment) ...............       1,526      63,176
Topcall International AG (Manufacturer of electronic messaging
  systems)* ....................................................       3,136      91,206
                                                                              ----------
                                                                                 154,382
                                                                              ----------

Canada 0.5%
QLT Phototherapeutics Inc. (Developer of pharmaceutical
  products)* ...................................................       3,100     169,191
                                                                              ----------

Croatia 0.6%
Pliva D.D. (GDR) (Pharmaceutical company) ......................      13,420     201,971
                                                                              ----------

Finland 0.8%
JOT Automation Group Oyj (Developer and manufacturer of high
  technology production automation systems and equipment) ......       6,700     272,526
Perlos Oyj (Manufacturer of injection moulds,
  electromechanical connectors and assembly equipment)* ........       1,400      20,576
                                                                              ----------
                                                                                 293,102
                                                                              ----------

France 3.1%
Altran Technologies SA (Engineering and consulting services) (c)       3,209     850,256
Dassault Systemes SA (Computer aided design, manufacturing and
  engineering software) ........................................       3,608     119,684
GFI Informatique (Provider of computer consulting and systems
  integration services) ........................................         549      35,508
Leon de Bruxelles SA (Operator of low cost family restaurants) .       2,168     100,975
                                                                              ----------
                                                                               1,106,423
                                                                              ----------

Germany 2.2%
Hawesko Holding AG (Marketer of wines and liqueurs and related
  products) ....................................................       3,661     125,041
Marscholflek Lautenschlaeger (pfd) (Independent life insurance
  company) .....................................................         801     383,014
Medion AG (Marketer and distributor of multimedia products and
  various consumer appliances)* ................................         195      55,502
Pfeiffer Vacuum Technology AG (ADR) (Manufacturer of various
  pumps and vacuum systems) ....................................       3,772     124,005
PrimaCom AG (Developer, manager and operator of broadband
  cable networks)* .............................................       1,019      46,405
W.E.T. Automotive Systems AG (Manufacturer of heating, wiring,
  and cable components)* .......................................       1,528      62,468
                                                                              ----------
                                                                                 796,435
                                                                              ----------

    The accompanying notes are an integral part of the financial statements.

                           GLOBAL DISCOVERY PORTFOLIO






                                                                               Market
                                                                    Shares    Value ($)
--------------------------------------------------------------------------------------

Greece 0.3%
STET Hellas Telecom SA (ADR) (Mobile telecommunication
  services)* .................................................       4,900     109,638
                                                                             ---------

Hungary 0.2%
OTP Bank Rt (Savings and commercial bank) ....................         100       4,179
OTP Bank Rt (GDR) ............................................       1,850      76,775
                                                                             ---------
                                                                                80,954
                                                                             ---------

Ireland 7.7%
Anglo Irish Bank Corp. PLC (Provider of financial services for
  business and private sectors) ..............................     230,450     570,044
ESAT Telecom Group PLC (ADR) (Provider of telecommunication
  services)* .................................................       9,500     416,813
Elan Corp. "A" Warrants (expire 12/31/2001) (Developer of
  controlled-absorption drug delivery systems)* ..............      13,200     415,800
Green Property PLC (Conducts operations in property
  development, investment and trading) .......................      30,083     162,795
Irish Continental Group PLC (Transporter of passengers,
  freight and containers between Ireland the U.K. and
   the continent) ............................................      17,951     230,383
Irish Life & Permanent PLC (Retail financial services group)*       38,036     403,514
Jury's Hotel Group PLC (Hotel operator) ......................      52,116     415,338
Ryan Hotels PLC (Owner and operator of hotel chain) (b) ......     162,604     144,734
                                                                             ---------
                                                                             2,759,421
                                                                             ---------

Israel 1.2%
Check Point Software Technologies Ltd. (Developer, marketer
  and supporter of management solutions for active networks) .       8,100     434,363
                                                                             ---------

Italy 1.5%
Bulgari SpA (Manufacturer and retailer of fine jewelry, luxury
  watches and perfumes) ......................................      37,666     254,178
Safilo SpA (Manufacturer of frames for glasses) ..............      43,843     265,458
                                                                             ---------
                                                                               519,636
                                                                             ---------

Japan 4.3%
Benesse Corp. (Provider of educational services) .............       4,000     434,711
Fujitsu Support and Service Inc. (Provider of information
  services and support for computer network systems) .........       5,000     757,025
Jafco Co., Ltd. (Venture capital company) ....................       3,000     198,347
York-Benimaru Co., Ltd. (Operator of supermarket chain) ......       4,300     162,405
                                                                             ---------
                                                                             1,552,488
                                                                             ---------

Luxembourg 1.0%
Millicom International Cellular SA (Developer and operator of
  cellular telephone networks) ...............................      10,800     340,200
                                                                             ---------

Netherlands 2.2%
De Telegraaf Holding NV (Leading publisher of newspapers,
  magazines and books) .......................................       5,918     116,990
IHC Caland NV (Dredging and offshore services) ...............      15,160     596,243
United Pan-Europe Communications NV (Provider of television
  and telecommunication services)* ...........................       1,350      73,495
                                                                             ---------
                                                                               786,728
                                                                             ---------

Philippines 0.4%
International Container Terminal Services, Inc. (Containerized
  cargo handling firm) .......................................   1,216,935     158,313
                                                                             ---------

Portugal 2.6%
Jeronimo Martins SGPS, SA (Food producer and retailer) .......      12,791     424,035
Telecel-Comunicacoes Pessoais, SA (Cellular communication
  services) ..................................................       3,950     511,031
                                                                             ---------
                                                                               935,066
                                                                             ---------

Spain 0.7%
TelePizza, SA (Operator of fast food restaurants)* ...........      37,812     196,460
Telefonica Publicidad e Informacion, S.A. (Publisher of
  telephone directories)* ....................................       3,281      65,709
                                                                             ---------
                                                                               262,169
                                                                             ---------

    The accompanying notes are an integral part of the financial statements.

                           GLOBAL DISCOVERY PORTFOLIO






                                                                               Market
                                                                    Shares    Value ($)
--------------------------------------------------------------------------------------

Sweden 0.3%
Framtidsfabriken AB (Internet consulting company)* ...........         601      11,934
Kinnevik AB "B" (Diversified holding company) ................       4,535      85,761
                                                                             ---------
                                                                                97,695
                                                                             ---------

Switzerland 0.4%
Kuoni Reisen AG (Travel agency)* .............................          42     154,294
                                                                             ---------

United Kingdom 12.2%
ARM Holdings PLC (Producer of RISC microprocessors technology
  and software)* .............................................      28,808     335,424
Aegis Group PLC (Independent media services group) ...........      82,443     182,098
Bodycote International PLC (Diversified holding company) .....      51,665     323,195
Expro International Group PLC (Provider of oilfield services)       37,141     198,059
Games Workshop Group PLC (Manufacturer of table top war game
  systems and miniatures) ....................................      13,751      80,922
Guardian IT PLC (Provider of business continuity and disaster
  recovery services) .........................................       7,110      62,257
ICON PLC (ADR) (Pharmaceutical and biotechnological research
  and development services)* .................................       3,800      74,575
Matalan PLC (Clothing retailer) ..............................      21,712     301,444
PizzaExpress PLC (Operator of pizza restaurants) .............      22,077     320,444
Provident Financial PLC (Personal finance group)* ............      32,533     447,574
RM PLC (Information technology solutions to educational
  markets) ...................................................      57,642     454,709
Regent Inns PLC (Owner and operator of hotels and restaurants)      52,199     160,591
Serco Group PLC (Facilities management company)* .............      60,131   1,356,622
Taylor Nelson Sofres PLC (Market research company) ...........      25,332      63,147
                                                                             ---------
                                                                             4,361,061
                                                                             ---------

United States 48.0%
America West Holdings Corp. "B" (Passenger airline) ..........      17,200     324,650
American Axle & Manufacturing Holdings, Inc. (Designer and
  manufacturer of automobile parts) ..........................         500       7,000
Anadarko Petroleum Corp. (Oil and gas exploration and
  production) ................................................       4,800     176,700
Aptargroup, Inc. (Manufacturer of packaging equipment
  components) ................................................      10,000     300,000
Audiovox Corporation "A" (Supplier of automotive accessories)*         100       1,138
Axogen Ltd. Units (Developer of therapeutic products for
  treatment of neurological disorders) .......................       9,000     282,375
Barrett Resources Corp. (Oil and gas exploration and
  production)* ...............................................       5,700     218,738
Billing Concepts Corp. (Billing and information management
  services)* .................................................      45,500     509,031
Black Box Corp. (Manufacturer of wide area networking
  products, direct marketer of computer products)* ...........       3,300     165,413
CNF Transportation, Inc. (Trucking, air freight) .............       8,100     310,838
Concentra Managed Care, Inc. (Provider of integrated
  nonrisk-bearing workers' compensation managed care)* .......      12,500     185,156
Concord EFS, Inc. (Electronic transaction authorization,
  processing, settlement and transfer services)* .............      15,000     634,688
Cumulus Media Inc. "A" (Radio broadcasting company)* .........       1,800      36,430
Diamond Offshore Drilling, Inc. (Offshore oil and gas well
  drilling) ..................................................       9,000     255,375
Eagle USA Airfreight, Inc. (Provider of airfreight forwarding
  services)* .................................................       1,200      50,925
El Paso Electric Co. (Electricity generator and distributor)*        3,900      34,856
Fiserv Inc. (Provider of data processing services)* ..........      23,800     745,238
G & K Services, Inc. "A" (Uniform rentals) ...................       4,400     230,450
Hain Food Group, Inc. (Provider of specialty food products)* .       1,700      35,063
IDX Systems Corp. (Provider of health care information systems
  to physician groups and academic medical centers)* .........      14,466     326,389
Keane, Inc. (Provider of computer software project management
  and design development services)* ..........................       5,200     117,650
MIH Ltd. (Provider of pay-TV services) .......................       5,600     148,400
Mercury Computer Systems, Inc. (Manufacturer of digital signal
  processing computer systems)* ..............................       6,700     216,075
Network Appliance, Inc. (Designer and manufacturer of network
  data storage devices)* .....................................      26,100   1,458,338
Newpark Resources, Inc. (Environmental management and oilfield
  construction services)* ....................................       3,400      30,175
Performance Food Group Co. (Food distributor)* ...............       1,300      35,344

    The accompanying notes are an integral part of the financial statements.

                           GLOBAL DISCOVERY PORTFOLIO





                                                                                 Market
                                                                     Shares     Value ($)
----------------------------------------------------------------------------------------
S & P Mid-Cap 400 Depository Receipts (Security that
  represents ownership in the Mid-Cap SPDR Trust) ............       11,000      862,125
Sola International, Inc. (Manufacturer of plastic eyeglass
  lenses)* ...................................................       17,800      345,988
Sterling Commerce, Inc. (Producer of electronic data
  interchange products and services)* ........................       26,025      949,913
Symbol Technologies Inc. (Manufacturer of bar code laser
  scanners) ..................................................       14,175      522,703
TSI International Software Ltd. (Provider of software and
  related services to businesses)* ...........................        1,400       39,725
Taubman Centers, Inc. (Real estate investment trust company) .        2,600       34,288
The Cheesecake Factory Incorporated (Operator of casual dining
  restaurants)* ..............................................        1,200       36,600
Tiffany & Co. (Retailer of jewelry and gift items) ...........       12,900    1,244,850
Total Renal Care Holdings, Inc. (Dialysis services for
  treatment of chronic kidney failure)* ......................       28,766      447,671
VISX Inc. (Developer of laser technologies and systems for
  vision correction)* ........................................       43,600    3,452,575
Vitesse Semiconductor Corp. (Manufacturer of digital
  integrated circuits)* ......................................       22,600    1,524,088
Wesley Jessen VisionCare, Inc. (Manufacturer of soft contact
  lenses)* ...................................................        7,200      233,100
Wisconsin Central Transportation Co. (Operator of regional
  freight railroad)* .........................................       32,700      617,213
                                                                              ----------
                                                                              17,147,274
                                                                              ----------
Total Common Stocks (Cost $24,154,852) .......................                32,490,392
                                                                              ----------
----------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $27,439,763) (a) ..                35,763,151
                                                                              ==========
----------------------------------------------------------------------------------------

     * Non-income producing security.

   (a) At June 30, 1999, the net unrealized appreciation on investments based on cost for federal income tax purposes of $27,656,348 was as follows:

       Aggregate gross unrealized appreciation for all investments in which there is an
         excess of market value over tax cost .........................................   $10,122,458

       Aggregate gross unrealized depreciation for all investments in which there is an
         excess of tax cost over market value .........................................     2,015,655
                                                                                          -----------
       Net unrealized appreciation .....................................................  $ 8,106,803
                                                                                          ===========
   (b) When-issued or forward delivery security.

   (c) At June 30, 1999, this security, in part or in whole, has been segregated to cover a when-issued or forward delivery security.
-------------------------------------------------------------------------------------------------------
       Purchases and sales of investment securities (excluding short-term investments), for the six months ended June 30, 1999, aggregated $10,090,950 and $7,891,895, respectively.

    The accompanying notes are an integral part of the financial statements.

                           GLOBAL DISCOVERY PORTFOLIO
                              FINANCIAL STATEMENTS

 STATEMENT OF ASSETS AND LIABILITIES
----------------------------------------------------------------------------------------------------
June 30, 1999 (Unaudited)
----------------------------------------------------------------------------------------------------
Assets
Investments, at market (identified cost $27,439,763) .................   $ 35,763,151
Cash .................................................................          2,745
Receivable for investments sold ......................................        190,502
Foreign taxes recoverable ............................................          6,128
Dividends and interest receivable ....................................         18,331
Receivable for Portfolio shares sold .................................        223,997
Other assets .........................................................            220
                                                                         ------------
Total assets .........................................................     36,205,074

Liabilities
Payable for investments purchased ....................................        714,165
Payable for when-issued and forward delivery securities ..............          3,920
Payable for Portfolio shares redeemed ................................          1,936
Accrued management fee ...............................................         27,059
Other payables and accrued expenses ..................................         57,113
                                                                         ------------
Total liabilities ....................................................        804,193
                                                                         ------------
Net assets, at market value ..........................................   $ 35,400,881
                                                                         ============
Net Assets
Net assets consist of:
Undistributed net investment income (loss) ...........................        (88,491)
Net unrealized appreciation (depreciation) on:
Investments ..........................................................      8,323,387
Foreign currency related transactions ................................         (1,175)
Accumulated net realized gain (loss) .................................        421,711
Paid-in capital ......................................................     26,745,449
                                                                         ------------
Net assets, at market value ..........................................   $ 35,400,881
                                                                         ============
Class A
Net asset value, offering and redemption price per share
   ($31,828,193 / 3,618,446 outstanding shares of beneficial interest,
   no par value, unlimited number of shares authorized) ..............   $       8.80
                                                                         ============
Class B
Net asset value, offering and redemption price per share
   ($3,572,688 / 408,102 outstanding shares of beneficial interest,
   no par value, unlimited number of shares authorized) ..............   $       8.75
                                                                         ============


    The accompanying notes are an integral part of the financial statements.

                           GLOBAL DISCOVERY PORTFOLIO


 STATEMENT OF OPERATIONS
----------------------------------------------------------------------------------------------------
Six Months Ended June 30, 1999 (Unaudited)
----------------------------------------------------------------------------------------------------
Investment Income
Income:
Dividends (net of foreign taxes withheld of $13,242) .............   $   121,450
Interest .........................................................        60,821
                                                                     -----------
                                                                         182,271
                                                                     -----------
Expenses:
Management fee ...................................................       150,993
Trustees' fees and expenses ......................................         9,189
Accounting fees ..................................................        36,086
Services to shareholders .........................................           263
Custodian fees ...................................................        65,403
Distribution fees (Class B) ......................................         4,698
Auditing .........................................................         1,062
Legal ............................................................            96
Shareholder reports and other ....................................         3,871
                                                                     -----------
                                                                         271,661
                                                                     -----------
Net investment income (loss) .....................................       (89,390)
                                                                     -----------

Net realized and unrealized gain (loss) on investment transactions
Net realized gain (loss) from:
Investments ......................................................       677,013
Foreign currency related transactions ............................        (2,255)
                                                                     -----------
                                                                         674,758
                                                                     -----------
Net unrealized appreciation (depreciation) during the period on:
Investments ......................................................     2,577,795
Foreign currency related transactions ............................        (1,709)
                                                                     -----------
                                                                       2,576,086
                                                                     -----------
Net gain (loss) on investment transactions .......................     3,250,844
                                                                     -----------
Net increase (decrease) in net assets resulting from operations ..   $ 3,161,454
                                                                     ===========



    The accompanying notes are an integral part of the financial statements.

                           GLOBAL DISCOVERY PORTFOLIO


 STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------
                                                                    Six Months
                                                                       Ended         Year Ended
                                                                   June 30, 1999    December 31,
Increase (Decrease) in Net Assets                                   (Unaudited)        1998
------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ..................................   $    (89,390)   $   (106,011)
Net realized gain (loss) from investment transactions .........        674,758         514,766
Net unrealized appreciation (depreciation) on  investment
   transactions during the period .............................      2,576,086       3,279,878
                                                                  ------------    ------------
Net increase (decrease) in net assets resulting from operations      3,161,454       3,688,633
                                                                  ------------    ------------
Distributions to shareholders from:
Net investment income (Class A) ...............................             --        (312,453)
                                                                  ------------    ------------
Net investment income (Class B) ...............................             --         (41,745)
                                                                  ------------    ------------
Net realized gains from investment transactions (Class A) .....       (336,073)       (182,265)
                                                                  ------------    ------------
Net realized gains from investment transactions (Class B) .....        (38,073)        (24,351)
                                                                  ------------    ------------
Portfolio share transactions:
Class A
Proceeds from shares sold .....................................     14,373,698      18,978,160
Net asset value of shares issued to shareholders in
   reinvestment of distributions ..............................        336,073         494,718
Cost of shares redeemed .......................................    (10,827,287)    (14,676,750)
                                                                  ------------    ------------
Net increase (decrease) in net assets from Class A share
   transactions ...............................................      3,882,484       4,796,128
                                                                  ------------    ------------
Class B*
Proceeds from shares sold .....................................        565,224       2,431,156
Net asset value of shares issued to shareholders in
   reinvestment of distributions ..............................         38,073          66,096
Cost of shares redeemed .......................................     (1,375,237)     (1,033,311)
                                                                  ------------    ------------
Net increase (decrease) in net assets from Class B share
   transactions ...............................................       (771,940)      1,463,941
                                                                  ------------    ------------
Increase (decrease) in net assets .............................      5,897,852       9,387,888
Net assets at beginning of period .............................     29,503,029      20,115,141
                                                                  ------------    ------------
Net assets at end of period (including undistributed net
   investment income (loss) of $(88,491) and $899,
   respectively) ..............................................   $ 35,400,881    $ 29,503,029
                                                                  ============    ============
Other Information

Increase (decrease) in Portfolio shares

Class A
Shares outstanding at beginning of period .....................      3,172,540       2,526,754
                                                                  ------------    ------------
Shares sold ...................................................      1,725,765       2,524,146
Shares issued to shareholders in reinvestment of distributions          40,056          66,139
Shares redeemed ...............................................     (1,319,915)     (1,944,499)
                                                                  ------------    ------------
Net increase (decrease) in Portfolio shares ...................        445,906         645,786
                                                                  ------------    ------------
Shares outstanding at end of period ...........................      3,618,446       3,172,540
                                                                  ============    ============
Class B
Shares outstanding at beginning of period .....................        500,409         314,140
                                                                  ------------    ------------
Shares sold ...................................................         68,033         312,746
Shares issued to shareholders in reinvestment of distributions           4,560           8,848
Shares redeemed ...............................................       (164,900)       (135,325)
                                                                  ------------    ------------
Net increase (decrease) in Portfolio shares ...................        (92,307)        186,269
                                                                  ------------    ------------
Shares outstanding at end of period ...........................        408,102         500,409
                                                                  ============    ============

    The accompanying notes are an integral part of the financial statements.

                           GLOBAL DISCOVERY PORTFOLIO
                              FINANCIAL HIGHLIGHTS



 The following table includes selected data for a share outstanding (a) throughout each period and other performance information derived from the financial statements.

         Class A (c)
--------------------------                                                             For the Period
                                                                                         May 1, 1996
                                                  Six Months      Years Ended         (commencement of
                                                    Ended         December 31,         operations) to
                                                 June 30, 1999                           December 31,
                                                  (Unaudited)    1998       1997            1996
                                              -----------------------------------------------------------

Net asset value, beginning of period ............   $ 8.04      $ 7.08       $ 6.33       $ 6.00(b)
                                                    ------      ------       ------       ------
Income from investment operations:
Net investment income (loss) ....................     (.02)       (.03)        (.03)        (.01)
Net realized and unrealized gain (loss) on
  investment  transactions ......................      .88        1.18          .81          .34
                                                    ------      ------       ------       ------
Total from investment operations ................      .86        1.15          .78          .33
                                                    ------      ------       ------       ------
Less distributions from:
Net investment income ...........................       --        (.12)        (.02)          --
Net realized gains on investment transactions ...     (.10)       (.07)        (.01)          --
                                                    ------      ------       ------       ------
Total distributions .............................     (.10)       (.19)        (.03)          --
                                                    ------      ------       ------       ------
Net asset value, end of period ..................   $ 8.80      $ 8.04       $ 7.08       $ 6.33
                                                    ======      ======       ======       ======
Total Return (%) ................................    10.76**     16.44(d)     12.38(d)      5.50(d)**

Ratios and Supplemental Data
Net assets, end of period ($ millions) ..........       32          25           18           17
Ratio of operating expenses, net to average daily
  net assets (%) ................................     1.72*       1.72         1.50         1.50*
Ratio of operating expenses before expense
  reductions, to average daily net assets (%) ...     1.72*       1.79         1.79         2.32*
Ratio of net investment income (loss) to average
  daily net assets (%) ..........................     (.55)*      (.40)        (.44)        (.13)*
Portfolio turnover rate (%) .....................    54.56*      54.37        83.16        50.31*

(a) Based on monthly average shares outstanding during the period.
(b) Original capital.
(c) On May 2, 1997 existing shares were designated as Class A shares.
(d) Total returns would have been lower had certain expenses not been reduced.
*  Annualized
** Not annualized

                           GLOBAL DISCOVERY PORTFOLIO




 The following table includes selected data for a share outstanding (a) throughout each period and other performance information derived from the financial statements.

           Class B
--------------------------                                                                For the Period
                                                                                            May 2, 1997
                                                                                         (commencement of
                                                          Six Months Ended   Year Ended   sale of Class B
                                                           June 30, 1999    December 31,    shares) to
                                                            (Unaudited)        1998      December 31, 1997
                                                               ----------------------------------------------------

Net asset value, beginning of period .......................   $ 8.01         $ 7.07          $ 6.20
                                                               ------         ------          ------
Income from investment operations:
Net investment loss ........................................     (.03)          (.05)           (.04)
Net realized and unrealized gain (loss) on investment
  transactions .............................................      .87           1.18             .91
                                                               ------         ------          ------
Total from investment operations ...........................      .84           1.13             .87
                                                               ------         ------          ------
Less distributions from:
Net investment income ......................................       --           (.12)             --
Net realized gains on investment transactions ..............     (.10)          (.07)             --
                                                               ------         ------          ------
Total distributions ........................................     (.10)          (.19)             --
                                                               ------         ------          ------
Net asset value, end of period .............................   $ 8.75         $ 8.01          $ 7.07
                                                               ======         ======          ======
Total Return (%) ...........................................    10.55**        16.18(b)        14.03(b)**

Ratios and Supplemental Data
Net assets, end of period ($ millions) .....................        4              4               2
Ratio of operating expenses, net to average daily net assets
  (%) ......................................................     1.97*          1.98            1.75
Ratio of operating expenses, before reductions, to average
  daily net assets (%) .....................................     1.97*          2.04            2.00*
Ratio of net investment loss to average daily net assets (%)     (.81)*         (.69)           (.89)*
Portfolio turnover rate (%) ................................    54.56*         54.37           83.16

(a) Based on monthly average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
*  Annualized
** Not annualized

                             INTERNATIONAL PORTFOLIO
              INVESTMENT PORTFOLIO as of June 30, 1999 (Unaudited)





                                                                 Principal      Market
                                                                 Amount ($)    Value ($)
----------------------------------------------------------------------------------------

REPURCHASE AGREEMENT 4.5%
----------------------------------------------------------------------------------------

Repurchase Agreement with Donaldson, Lufkin & Jenrette dated
  6/30/1999 at 4.8% to be repurchased at $25,779,437 on
  7/1/1999, collateralized by a $25,486,000 U.S. Treasury
  Note, 6.125%, 9/30/2000 (Cost $25,776,000) .................   25,776,000   25,776,000
                                                                             -----------
----------------------------------------------------------------------------------------

Convertible Bonds 0.4%
----------------------------------------------------------------------------------------

Luxembourg
Eurotunnel Finance Ltd., 4/30/2040 (Cost $2,218,612) .........        1,700    2,392,919
                                                                             -----------
----------------------------------------------------------------------------------------


                                                                     Shares
----------------------------------------------------------------------------------------

Common Stocks 95.1%
----------------------------------------------------------------------------------------

Australia 1.9%
Broken Hill Proprietary Co. Ltd. (Petroleum, minerals, and
  steel) .....................................................      473,400    5,515,407
WMC Ltd. (Mineral exploration and production) ................      826,283    3,570,136
Woodside Petroleum Ltd. (Major oil and gas producer) .........      298,500    2,032,971
                                                                             -----------
                                                                              11,118,514
                                                                             -----------

Canada 1.4%
Canadian National Railway Co. (Railroad operator) ............      120,800    8,150,580
                                                                             -----------

China 0.3%
Anhui Expressway Co., Ltd. "H" (Developer and manager of toll
  highways in Anhui Province) ................................    2,434,900      332,658
GZI Transport Ltd. (Developer and operator of toll highways in
  Guangdong Province) ........................................      556,400      121,912
Jiangsu Expressway Co., Ltd. "H" (Builder and manager of the
  Shanghai-Nanjing expressway) ...............................    1,932,300      418,403
Shenzhen Expressway Co. "H" (Highway developer) ..............    1,947,400      411,633
Sichuan Expressway Co. "H" (Developer of toll roads, bridges
  and tunnels) ...............................................    1,382,000      144,279
Zhejiang Expressway Co., Ltd. "H" (Road construction and
  management) ................................................    1,304,700      258,966
                                                                             -----------
                                                                               1,687,851
                                                                             -----------

Finland 1.9%
Nokia Oyj (Manufacturer of telecommunication networks and
  equipment) .................................................      122,200   10,750,540
                                                                             -----------

France 14.6%
AXA SA (Insurance group providing insurance, finance and real
  estate services) ...........................................       29,191    3,574,159
Accor SA (Provider of catering, hotel and travel services) ...       23,597    5,946,972
Alstom* (Designer and manufacturer of infrastructure systems
  and components) ............................................       52,888    1,669,541
Carrefour SA (Hypermarket operator and food retailer) ........       20,196    2,978,656
Christian Dior (Leading fashion house) .......................       34,001    5,560,181
Club Mediterranee SA* (Operator of vacation resorts) .........       10,521    1,120,502
Elf Aquitaine SA (Petroleum company) .........................       76,020   11,196,259
Etablissements Economiques du Casino Guichard-Perrachon SA
  (Operator of supermarkets and convenience stores) ..........       75,020    4,122,985
Eurotunnel SA* (Bearer) (Channel Tunnel consortium) ..........    3,693,064    5,465,917
LVMH (Louis Vuitton Moet Hennessy) (Producer of wines, spirits
  and luxury products) .......................................       10,134    2,977,738
LVMH (Louis Vuitton Moet Hennessy) (Rights) ..................       10,134      297,354
Lagardere S.C.A. (Holding company with interests in
  publishing, defense, audiovisual production and services,
  telecommunications and media) ..............................      132,004    4,932,129
Pinault-Printemps-Redoute SA (Operator of department stores) .       15,900    2,738,360
Renault SA (Manufacturer of automobiles, buses, industrial and
  agricultural vehicles) .....................................       63,721    2,783,141
Rhone-Poulenc SA "A" (Medical, agricultural and consumer
  chemicals) .................................................      160,641    7,367,130
STMicroelectronics NV (Manufacturer of semiconductor
  integrated circuits) .......................................       60,474    4,043,350

    The accompanying notes are an integral part of the financial statements.

                             INTERNATIONAL PORTFOLIO






                                                                                  Market
                                                                      Shares     Value ($)
-----------------------------------------------------------------------------------------
Societe BIC SA (Manufacturer of office supplies) ..............      105,719    5,596,788
Suez Lyonnaise des Eaux SA (Water and electric utility) .......       31,345    5,674,116
Total SA "B"* (International oil and gas exploration,
development and production) ...................................       20,077    2,599,539
Union des Assurances Federales (Insurance group) ..............       23,173    2,758,165
                                                                              -----------
                                                                               83,402,982
                                                                              -----------

Germany 9.9%
Basf AG (Leading international chemical producer) .............      142,023    6,298,682
Bayerische Vereinsbank AG (Commercial bank) ...................       44,053    2,872,475
Heidelberger Druckmaschinen AG (Manufacturer of commercial
  printing presses) ...........................................       20,125    1,151,864
Hoechst AG (Chemical producer) ................................      160,999    7,315,228
Karstadt AG (Operator of department store chain) ..............        7,189    3,467,325
Mannesmann AG (Diversified construction and technology company)       54,380    8,144,190
Metro AG (Operator of building, clothing, department,
  electronic and food stores) .................................       90,062    5,611,491
SAP AG (pfd.) (Computer software manufacturer) ................       13,655    5,476,506
Siemens AG (Leading electrical engineering and electronics
  company) ....................................................       85,724    6,636,578
VEBA AG (Electric utility, distributor of oil and chemicals) ..      110,880    6,541,363
VIAG AG (Provider of electrical power and natural gas
  services, aluminum products, chemicals, ceramics and glass) .        7,239    3,431,502
                                                                              -----------
                                                                               56,947,204
                                                                              -----------

Hong Kong 3.3%
Cheung Kong Holdings Ltd. (Real estate company) ...............      535,700    4,764,110
Citic Pacific Ltd. (Diversified holding company) ..............    1,506,200    4,804,729
Dao Heng Bank Group Ltd. (Commercial bank holding company) ....       47,000      210,809
Hong Kong & China Gas Co., Ltd. (Gas utility) .................          650          942
Hong Kong & China Gas Co., Ltd.* Warrants (expire 9/30/1999) ..           26            4
Kerry Properties, Ltd. (Real estate company) ..................    1,129,251    1,491,851
New World Development Co., Ltd. (Property investment and
  development, construction and engineering, hotels and
  restaurants, telecommunications) ............................    1,379,436    4,133,668
New World Infrastructure Ltd.* (Investment and operation of
  infrastructure projects) ....................................      715,600    1,346,586
Sun Hung Kai Properties Ltd. (Real estate developer and
  finance company) ............................................      241,000    2,197,630
                                                                              -----------
                                                                               18,950,329
                                                                              -----------

Italy 6.8%
Arnoldo Mondadori Editore SpA (Book publisher) ................      125,000    2,173,499
Assicurazioni Generali (Life and property insurance company) ..       57,000    1,982,231
Banca Nazionale del Lavoro* (Universal bank) ..................      485,700    1,533,233
Class Editori SpA (Publishing house) ..........................      146,200    1,172,706
Finmeccanica SpA* (Designer and developer of commercial and
  military aircraft, space systems and air defense systems) ...    3,851,500    3,559,767
Gruppo Editoriale L'Espresso (Publisher) ......................      101,900    1,655,823
Gucci Group (New York Shares) (Designer and producer of
  personal luxury accessories and apparel) ....................       82,600    5,782,000
Istituto Nazionale delle Assicurazione (Insurance company) ....      301,100      701,186
La Rinascente SpA (Department store chain) ....................      158,200    1,201,829
Mediaset SpA (Broadcasting and television networks) ...........      304,400    2,715,764
Seat Pagine Gialle SpA (Publisher of telecommunication
  directories and provider of advertising services) ...........    3,787,400    5,193,943
Telecom Italia SpA (Provider of telecommunications,
  electronics and network construction) .......................    1,081,000   11,277,852
                                                                              -----------
                                                                               38,949,833
                                                                              -----------

Japan 21.6%
Advantest Corp. (Producer of measuring instruments and
  semiconductor testing devices) ..............................       26,100    2,868,843
Asahi Glass Co., Ltd. (Manufacturer of glass products) ........      388,000    2,517,190
Benesse Corp. (Provider of educational services) ..............       28,900    3,140,785
Canon Inc. (Leading producer of visual image and information
  equipment) ..................................................       78,000    2,243,306
Daiwa Securities Co., Ltd. (Brokerage and other financial
  services) ...................................................      927,000    6,128,926
Fuji Bank, Ltd. (Commercial bank) .............................      602,000    4,199,074
Fujitsu Ltd. (Manufacturer of computers) ......................      314,000    6,318,926
Hitachi, Ltd. (General electronics manufacturer) ..............      361,000    3,386,240

    The accompanying notes are an integral part of the financial statements.

                             INTERNATIONAL PORTFOLIO






                                                                                   Market
                                                                      Shares      Value ($)
-------------------------------------------------------------------------------------------
Komatsu Ltd. (Manufacturer of construction machinery) .........       303,000     1,935,694
Matsushita Electric Industrial Co., Ltd. (Manufacturer of
  consumer electronic products) ...............................       267,000     5,185,537
Mitsubishi Estate Co., Ltd. (Real estate company) .............       250,000     2,440,083
Mitsui Fudosan Co., Ltd. (Real estate company) ................       263,000     2,130,083
Murata Manufacturing Co., Ltd. (Leading maker of ceramic
  capacitors and filters) .....................................        75,000     4,933,884
NEC Corp. (Manufacturer of telecommunication and computer
  equipment) ..................................................       426,000     5,298,595
NSK Ltd. (Leading manufacturer of bearings and motor vehicle
  machine parts) ..............................................       550,000     3,018,182
NTT Mobile Communications Network, Inc. (Provider of various
  telecommunication services and equipment) ...................           124     1,680,661
NTT Mobile Communications Network, Inc. (New Shares) ..........           496     6,640,661
Nikko Securities Co., Ltd. (Securities broker and dealer) .....     1,043,000     6,732,091
Nippon Telegraph & Telephone Corp. (Telecommunication services)           573     6,677,107
Nissan Motor Co., Ltd. (Manufacturer of motor vehicles) .......       644,000     3,076,298
Sakura Bank, Ltd. (Provider of banking services) ..............     1,085,000     4,115,826
Sanwa Bank, Ltd. (Bank) .......................................       386,000     3,799,388
Shin-Etsu Chemical Co., Ltd. (Producer and distributor of
  synthetic resins and chemicals) .............................       113,000     3,782,231
Sony Corp. (Consumer electronic products manufacturer) ........        45,100     4,864,091
Sony Corp. (ADR) ..............................................        11,800     1,302,425
Sumitomo Trust & Banking Co., Ltd. (Commercial Bank) ..........       865,000     4,160,579
TDK Corp. (Manufacturer of magnetic tapes and floppy discs) ...        34,000     3,110,579
Teijin Ltd. (Manufacturer of polyester products) ..............       629,000     2,547,190
Tokyo Electron Ltd. (Leading semiconductor production
  equipment manufacturer) .....................................        87,000     5,903,058
Toshiba Corp. (General electronics manufacturer) ..............       902,000     6,433,273
Yamanouchi Pharmaceutical Co., Ltd. (Leading manufacturer of
  ethical drugs) ..............................................        88,000     3,367,273
                                                                                -----------
                                                                                123,938,079
                                                                                -----------

Korea 0.6%
Samsung Electronics Co., Ltd. (Electronics manufacturer) ......        31,320     3,436,406
                                                                                -----------

Netherlands 5.1%
AEGON Insurance Group NV (Insurance company) ..................        42,112     3,066,268
Akzo Nobel NV (Producer and marketer of healthcare products,
  coatings, chemicals and fibers) .............................        90,320     3,814,031
DSM NV (Plastics producer) ....................................        17,890     1,925,679
Elsevier NV (International publisher of scientific,
  professional, business, and consumer information books) .....       282,990     3,295,063
Equant NV* (Provider of international data network services) ..        59,225     5,480,028
Heineken Holding NV "A" (Producer and distributor of beers,
  spirits, wines and soft drinks) .............................       113,377     4,283,098
Koninklijke Ahold NV (International food retailer) ............        75,561     2,612,067
United Pan-Europe Communications NV (Provider of television
  and telecommunication services) .............................        36,380     1,980,563
VNU NV (International publishing company) .....................        65,360     2,621,343
                                                                                -----------
                                                                                 29,078,140
                                                                                -----------

Singapore 0.5%
Development Bank of Singapore (Foreign Registered) (Banking
  and financial services) .....................................       133,000     1,626,816
Oversea-Chinese Banking Corp., Ltd. (Foreign Registered)
  (Commercial bank) ...........................................       153,000     1,277,624
                                                                                -----------
                                                                                  2,904,440
                                                                                -----------

Spain 0.7%
Compania Telefonica Nacional de Espana SA* (Telecommunication
  services) ...................................................        73,623     3,568,435
Telefonica Publicidad e Informacion, SA* (Publisher of
  telephone directories) ......................................        16,210       324,642
                                                                                -----------
                                                                                  3,893,077
                                                                                -----------

Switzerland 3.6%
Nestle SA (Registered) (Food manufacturer) ....................         3,038     5,498,829
Novartis AG (Registered) (Pharmaceutical company) .............         2,438     3,576,258
Roche Holdings AG (PC) (Producer of drugs and medicines) ......           291     3,004,963
Swisscom AG (Operator of telecommunication networks and
  network application services) ...............................        10,615     4,012,779
UBS AG (Registered) (Provider of banking and asset management
  services) ...................................................        14,847     4,451,701
                                                                                -----------
                                                                                 20,544,530
                                                                                -----------

    The accompanying notes are an integral part of the financial statements.

                             INTERNATIONAL PORTFOLIO






                                                                                  Market
                                                                     Shares      Value ($)
------------------------------------------------------------------------------------------

Taiwan 3.7%
China Motor Company Ltd. (Manufacturer of trucks and
  automobiles) ...............................................     1,258,000     1,986,316
China Trust Commercial Bank* (Bank) ..........................     1,841,000     2,211,480
Compal Electronics Inc. (Manufacturer and marketer of notebook
  computers and color monitors) ..............................       899,137     3,535,306
Far East Textile Ltd. (Manufacturer of natural and synthetic
  textile products) ..........................................     1,499,000     2,227,616
Hon Hai Precision Industry Co., Ltd.* (Manufacturer of
  electronic connectors, cable assemblies and memory chips) ..       318,000     2,874,799
Siliconware Precision Industries Co.* (Manufacturer of
  packaging for integrated circuits) .........................     1,590,390     3,028,142
Taiwan Semiconductor Manufacturing Co.* (Manufacturer of
  integrated circuits) .......................................       896,670     3,428,444
Yang Ming Marine Transport* (Marine transportation) ..........     3,036,000     1,973,870
                                                                               -----------
                                                                                21,265,973
                                                                               -----------

United Kingdom 19.2%
BOC Group PLC (Producer of industrial gases) .................       447,872     8,776,068
BP Amoco PLC (Major integrated world oil company) ............       356,050     6,381,368
Barclays PLC (Commercial and investment banking, insurance and
  other financial services) ..................................       112,097     3,262,984
Carlton Communications PLC (Television post production
  products and services) .....................................       400,568     3,324,195
Enterprise Oil PLC (Oil and gas exploration and production) ..       264,967     1,692,512
General Electric Co., PLC (Manufacturer of power,
  communications, and defense equipment and other various
  electrical components) .....................................       671,893     6,831,994
Glaxo Wellcome PLC (Pharmaceutical company) ..................       129,546     3,603,303
J Sainsbury PLC (Retail distributor of food through
  supermarkets) ..............................................       293,089     1,849,626
LASMO PLC (Oil production and exploration) ...................       887,010     2,001,193
Marks & Spencer, PLC (Retailer of consumer goods and foods) ..     1,156,941     6,680,620
Orange PLC (Operator of digital mobile telephone network) ....       482,301     7,084,224
Pearson PLC (Diversified media and entertainment holding
  company) ...................................................       188,846     3,840,477
Prudential Corporation PLC (Provider of broad range of
  financial services) ........................................       376,601     5,555,428
Reed International PLC (Publisher of scientific, professional
  and business to business materials) ........................       486,891     3,241,669
Rentokil Intitial PLC (Environmental services company) .......       555,741     2,156,910
Reuters Group PLC (International news agency) ................       741,518     9,762,758
Rio Tinto PLC (Mining company) ...............................       558,917     9,373,571
Royal & Sun Alliance Insurance Group PLC (Insurance company) .       425,763     3,818,764
Select Appointments Holdings PLC* (Recruitment services
  company) ...................................................       185,670     2,217,492
Shell Transport & Trading PLC (Petroleum company) ............       979,752     7,357,793
SmithKline Beecham PLC (Manufacturer of ethical drugs and
  healthcare products) .......................................       289,666     3,770,300
United News & Media PLC (Information and publication services
  group) .....................................................       224,967     2,165,076
Vodafone Group PLC (Telecommunication services) ..............       266,779     5,252,798
                                                                               -----------
                                                                               110,001,123
                                                                               -----------
Total Common Stocks (Cost $448,015,855) ......................                 545,019,601
                                                                               -----------
------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $476,010,467) (a) .                 573,188,520
                                                                               ===========
------------------------------------------------------------------------------------------

     * Non-income producing security.

   (a) At June 30, 1999, the net unrealized appreciation on investments based on cost for federal income tax purposes of $476,069,516 was as follows:

       Aggregate gross unrealized appreciation for all investments in which
       there is an excess of market value over tax cost ...................   $113,975,797

       Aggregate gross unrealized depreciation for all investments in which
       there is an excess of tax cost over market value ...................     16,856,793
                                                                              ------------

       Net unrealized appreciation ........................................   $ 97,119,004
                                                                              ============
--------------------------------------------------------------------------------------------

         Purchases and sales of investment securities (excluding short-term investments), for the six months ended June 30, 1999, aggregated $260,308,894 and $248,699,953, respectively.

    The accompanying notes are an integral part of the financial statements.

                             INTERNATIONAL PORTFOLIO
                              FINANCIAL STATEMENTS

 STATEMENT OF ASSETS AND LIABILITIES
----------------------------------------------------------------------------------------------------
June 30, 1999 (Unaudited)
----------------------------------------------------------------------------------------------------
Assets
Investments, at market (identified cost $476,010,467) ...........   $573,188,520
Cash ............................................................            871
Foreign currency, at market (cost $2,615,079) ...................      2,626,215
Receivable for investments sold .................................     10,255,628
Foreign taxes recoverable .......................................        718,115
Dividend and interest receivable ................................        550,327
Receivable for Portfolio shares sold ............................     21,432,873
Unrealized appreciation on forward currency exchange contracts ..        391,474
Other assets ....................................................             39
                                                                    ------------
Total assets ....................................................    609,164,062

Liabilities
Payable for investments purchased ...............................      7,695,699
Payable for Portfolio shares purchased ..........................        452,700
Accrued management fee ..........................................        384,797
Other payables and accrued expenses .............................        224,832
                                                                    ------------
Total liabilities ...............................................      8,758,028
                                                                    ------------
Net assets, at market value .....................................   $600,406,034
                                                                    ============
Net Assets
Net assets consist of:
Undistributed net investment income (loss) ......................      6,101,365
Net unrealized appreciation (depreciation) on:
Investments .....................................................     97,178,053
Foreign currency related transactions ...........................        389,057
Accumulated net realized gain ...................................     41,466,107
Paid-in capital .................................................    455,271,452
                                                                    ------------
Net assets, at market value .....................................   $600,406,034
                                                                    ============
Class A
Net asset value, offering and redemption price per share
   ($599,942,457 / 41,428,999 outstanding shares of beneficial
   interest, no par value, unlimited number of shares authorized)   $      14.48
                                                                    ============
Class B
Net asset value, offering and redemption price per share
   ($463,577 / 32,132 outstanding shares of beneficial interest,
   no par value, unlimited number of shares authorized) .........   $      14.43
                                                                    ============



    The accompanying notes are an integral part of the financial statements.

                             INTERNATIONAL PORTFOLIO


 STATEMENT OF OPERATIONS
----------------------------------------------------------------------------------------------------
Six Months Ended June 30, 1999 (Unaudited)
----------------------------------------------------------------------------------------------------
Investment Income
Income:
Dividends (net of foreign taxes withheld of $418,890) ............   $  6,489,116
Interest .........................................................        395,382
                                                                     ------------
                                                                        6,884,498
                                                                     ------------
Expenses:
Management fee ...................................................      2,279,971
Custodian fees ...................................................        210,816
Accounting fees ..................................................        207,784
Distribution fees (Class B) ......................................            510
Trustees' fees and expenses ......................................          9,219
Auditing .........................................................         15,395
Legal ............................................................         10,944
Shareholder reports and other ....................................         30,973
                                                                     ------------
                                                                        2,765,612
                                                                     ------------
Net investment income ............................................      4,118,886
                                                                     ------------
Net realized and unrealized gain (loss) on investment transactions
Net realized gain (loss) from:
Investments ......................................................     44,539,592
Foreign currency related transactions ............................     (1,621,310)
                                                                     ------------
                                                                       42,918,282
                                                                     ------------
Net unrealized appreciation (depreciation) during the period on:
Investments ......................................................      5,698,207
Foreign currency related transactions ............................      2,673,723
                                                                     ------------
                                                                        8,371,930
                                                                     ------------
Net gain on investment transactions ..............................     51,290,212
                                                                     ------------
Net increase (decrease) in net assets resulting from operations ..   $ 55,409,098
                                                                     ============



    The accompanying notes are an integral part of the financial statements.

                             INTERNATIONAL PORTFOLIO


 STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------
                                                                   Six Months
                                                                      Ended          Year Ended
                                                                  June 30, 1999     December 31,
Increase (Decrease) in Net Assets                                  (Unaudited)         1998
------------------------------------------------------------------------------------------------------
Operations:
Net investment income ........................................   $   4,118,886    $   4,317,414
Net realized gain (loss) from investment transactions ........      42,918,282       51,917,934
Net unrealized appreciation (depreciation) on investment
   transactions during the period ............................       8,371,930       24,787,072
                                                                 -------------    -------------
Net increase in net assets resulting from operations .........      55,409,098       81,022,420
                                                                 -------------    -------------
Distributions to shareholders from:
Net investment income (Class A) ..............................        (722,598)      (7,697,972)
                                                                 -------------    -------------
Net investment income (Class B) ..............................              --           (6,202)
                                                                 -------------    -------------
Net realized gains from investment transactions (Class A) ....     (53,833,552)     (50,628,971)
                                                                 -------------    -------------
Net realized gains from investment transactions (Class B) ....         (42,651)         (42,421)
                                                                 -------------    -------------
Portfolio share transactions:
Class A
Proceeds from shares sold ....................................     817,867,370      821,855,468
Net asset value of shares issued to shareholders in
   reinvestment of distributions .............................      54,556,150       58,326,944
Cost of shares redeemed ......................................    (782,116,808)    (820,883,462)
                                                                 -------------    -------------
Net increase (decrease) in net assets from Class A share
   transactions ..............................................      90,306,712       59,298,950
                                                                 -------------    -------------
Class B*
Proceeds from shares sold ....................................          72,303           34,594
Net asset value of shares issued to shareholders in
   reinvestment of dividends .................................          42,651           48,623
Cost of shares redeemed ......................................         (17,447)         (75,383)
                                                                 -------------    -------------
Net increase (decrease) in net assets from Class B share
   transactions ..............................................          97,507            7,834
                                                                 -------------    -------------
Increase (decrease) in net assets ............................      91,214,516       81,953,638
Net assets at beginning of period ............................     509,191,518      427,237,880
                                                                 -------------    -------------
Net assets at end of period (including undistributed net
   investment income of $6,101,365 and $2,705,077,
   respectively) .............................................   $ 600,406,034    $ 509,191,518
                                                                 =============    =============
Other Information
Increase (decrease) in Portfolio shares
Class A
Shares outstanding at beginning of period ....................      34,950,563       30,264,570
                                                                 -------------    -------------
Shares sold ..................................................      56,452,996       59,000,919
Shares issued to shareholders in reinvestment of distributions       3,831,190        4,388,784
Shares redeemed ..............................................     (53,805,750)     (58,703,710)
                                                                 -------------    -------------
Net increase (decrease) in Portfolio shares ..................       6,478,436        4,685,993
                                                                 -------------    -------------
Shares outstanding at end of period ..........................      41,428,999       34,950,563
                                                                 =============    =============
Class B
Shares outstanding at beginning of period ....................          25,342           24,670
                                                                 -------------    -------------
Shares sold ..................................................           4,931            2,526
Shares issued to shareholders in reinvestment of distributions           3,004            3,664
Shares redeemed ..............................................          (1,145)          (5,518)
                                                                 -------------    -------------
Net increase (decrease) in Portfolio shares ..................           6,790              672
                                                                 -------------    -------------
Shares outstanding at end of period ..........................          32,132           25,342
                                                                 =============    =============

    The accompanying notes are an integral part of the financial statements.

                             INTERNATIONAL PORTFOLIO
                              FINANCIAL HIGHLIGHTS



 The following table includes selected data for a share outstanding (a) throughout each period and other performance information derived from the financial statements.

         Class A (b)
----------------------------
                                           Six Months Ended               Years Ended December 31,
                                             June 30, 1999   -------------------------------------------------------
                                              (Unaudited)     1998       1997       1996       1995       1994
                                                --------------------------------------------------------------------

Net asset value, beginning of period .......   $ 14.56      $ 14.11    $ 13.25    $ 11.82    $ 10.69    $ 10.85
                                               -------      -------    -------    -------    -------    -------
Income from investment operations:
Net investment income ......................       .11          .13        .14        .12        .11        .06
Net realized and unrealized gain (loss) on
  investment transactions ..................      1.32         2.29       1.04       1.60       1.07       (.15)
                                               -------      -------    -------    -------    -------    -------
Total from investment operations ...........      1.43         2.42       1.18       1.72       1.18       (.09)
                                               -------      -------    -------    -------    -------    -------
Less distributions:
From net investment income .................      (.02)        (.26)      (.21)      (.29)      (.01)      (.07)
From net realized gains on investment
  transactions .............................     (1.49)       (1.71)      (.11)   --            (.04)   --
                                               -------      -------    -------    -------    -------    -------
Total distributions ........................     (1.51)       (1.97)      (.32)      (.29)      (.05)      (.07)
                                               -------      -------    -------    -------    -------    -------
Net asset value, end of period .............   $ 14.48      $ 14.56    $ 14.11    $ 13.25    $ 11.82    $ 10.69
                                               =======      =======    =======    =======    =======    =======
Total Return (%) ...........................     10.00**      18.49       9.07      14.78      11.11       (.85)
Ratios and Supplemental Data
Net assets, end of period ($ millions) .....       600          509        427        726        548        472
Ratio of operating expenses to average daily
  net assets (%) ...........................      1.05*        1.04       1.00       1.05       1.08       1.08
Ratio of net investment income to average ..
  daily net assets (%) .....................      1.56*         .90        .94        .95        .95        .57
Portfolio turnover rate (%) ................     96.73*       70.65      61.35      32.63      45.76      33.52

(a) Based on monthly average shares outstanding during the period.
(b) On May 8, 1997, existing shares were designated as Class A shares.
*  Annualized
** Not annualized

                             INTERNATIONAL PORTFOLIO




 The following table includes selected data for a share outstanding (a) throughout each period and other performance information derived from the financial statements.

           Class B
 --------------------------                                                                        For the Period
                                                                                                     May 8, 1997
                                                                                                   (commencement of
                                                                                                        sale of
                                                             Six Months Ended     Year Ended       Class B shares)
                                                              June 30, 1999      December 31,      to December 31,
                                                               (Unaudited)           1998               1997
                                                               -----------------------------------------------------

Net asset value, beginning of period .........................   $14.51             $14.08            $13.76
                                                                 ------             ------            ------
Income from investment operations:
Net investment income (loss) .................................      .10                .10              (.00)(b)
Net realized and unrealized gain (loss) on investment
  transactions ...............................................     1.31               2.29               .32
                                                                 ------             ------            ------
Total from investment operations .............................     1.41               2.39               .32
                                                                 ------             ------            ------
Less distributions:
From net investment income ...................................       --               (.25)               --
From net realized gains on investment transactions ...........    (1.49)             (1.71)               --
                                                                 ------             ------            ------
Total distributions ..........................................    (1.49)             (1.96)               --
                                                                 ------             ------            ------
Net asset value, end of period ...............................   $14.43             $14.51            $14.08
                                                                 ======             ======            ======
Total Return (%) .............................................     9.88*             18.28              2.33**
Ratios and Supplemental Data
Net assets, end of period ($ millions) .......................      .46                .37               .35
Ratio of operating expenses to average daily net assets (%) ..     1.30*              1.28              1.24*
Ratio of net investment income to average daily net assets (%)     1.39*               .69              (.00)(b)*
Portfolio turnover rate (%) ..................................    96.73*             70.65             61.35**

(a) Based on monthly average shares outstanding during the period.
(b) Amount shown is less than one half of .005.
* Annualized
** Not annualized

                      SCUDDER VARIABLE LIFE INVESTMENT FUND
                          NOTES TO FINANCIAL STATEMENTS

A. Significant Accounting Policies
--------------------------------------------------------------------------------
Scudder Variable Life Investment Fund (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. Its shares are divided into nine separate diversified series, called "Portfolios." The Portfolios are comprised of the Money Market Portfolio, Bond Portfolio, Balanced Portfolio, Growth and Income Portfolio, Capital Growth Portfolio, Large Company Growth Portfolio (which commenced operations on May 3,
1999),  Small Company Growth  Portfolio  (which  commenced  operations on May 3,
1999), Global Discovery Portfolio and International Portfolio. The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies").

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of the financial statements for its Portfolios.

Multiple Classes of Shares of Beneficial Interest. The Fund offers one class of shares for the Money Market Portfolio and two classes of shares (Class A shares and Class B shares) for each of the other Portfolios. Class B shares are subject to a Rule 12b-1 fee under the Investment Company Act of 1940, as amended, equal to an annual rate of up to 0.25% of the average daily net asset value of the Class B shares of the applicable Portfolio. Class A shares are not subject to such fees. Expenses are borne pro-rata on the basis of relative net assets by the holders of all classes of shares except that each class bears expenses unique to that class (including the applicable 12b-1 fee). In accordance with the Master Distribution Plan, the 12b-1 fees are remitted to the Participating Insurance Companies for various costs incurred or paid by the Participating Insurance Companies in connection with the distribution of Class B shares.

Security Valuation. The Money Market Portfolio values all portfolio securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and pursuant to which the Portfolio must adhere to certain conditions. Under this method, which does not take into account unrealized gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount/premium.

Securities in each of the remaining Portfolios are valued in the following manner:

Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Foreign Currency Translations. The books and records of the Portfolios are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

                         NOTES TO FINANCIAL STATEMENTS

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. Each of the Portfolios may enter into repurchase agreements with certain banks and broker/dealers whereby the Portfolio, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the International Portfolio utilized forward contracts as a hedge against changes in the exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Sales and purchases of forward contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain
(loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward contract to buy and a forward contract to sell are included in net realized and unrealized gain
(loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Portfolio gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

When Issued/Delayed Delivery Securities. Each Portfolio may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time a Portfolio enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Portfolio until payment takes place. At the time the Portfolio enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Federal Income Taxes. Each Portfolio is treated as a single corporate taxpayer as provided for in the Internal Revenue Code of 1986, as amended. It is each Portfolio's policy is to comply with the requirements of the Internal Revenue Code, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares. Accordingly, the Portfolios paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. All of the net investment income of the Money Market Portfolio is declared as a daily dividend and is distributed to shareholders monthly. All other Portfolios will declare and distribute dividends from their net investment income, if any, in April, although an additional distribution may be made if necessary. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to each Portfolio if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in forward contracts, passive foreign investment companies, post October loss deferral, non-taxable distributions, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, each Portfolio may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Portfolio.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Portfolio is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Original issue discounts are accreted for both tax and financial reporting purposes.

Expenses. Each Portfolio is charged for those expenses which are directly attributable to it, such as management fees and custodian fees, while other expenses (reports to shareholders, legal and audit fees) are allocated based on relative net asset value among the Portfolios.

B.  Ownership of the Portfolios
--------------------------------------------------------------------------------
At the end of the period, the beneficial ownership in the Portfolios was as follows:

Money Market Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 42% and 46%, respectively.

Bond Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 24%, 36%, and 12%, respectively.

Balanced Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 43%, 11%, and 35%, respectively.

Growth and Income Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 15%, 55%, and 14%, respectively. One Participating Insurance Company was owner of record of 97% of the total outstanding Class B shares of the Portfolio.

Capital Growth Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 55% and 19%, respectively. One Participating Insurance Company was owner of record of 100% of the total outstanding Class B shares of the Portfolio.

Large Company Growth Portfolio: Two participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 60% and 39%, respectively. One participating Insurance Company was owner of record of 100% of the total outstanding Class B shares of the Portfolio.

Small Company Growth Portfolio: Two participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 47% and 52% respectively. One participating Insurance Company was owner of record of 100% of the total outstanding Class B shares of the Portfolio.

Global Discovery Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 61% and 24%, respectively. One Participating Insurance Company was owner of record of 99% of the total outstanding Class B shares of the Portfolio.

International Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 37%, 16%, and 17%, respectively. One Participating Insurance Company was owner of record of 90% of the total outstanding Class B shares of the Portfolio.

C. Related Parties
--------------------------------------------------------------------------------
Under the Fund's Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. (the "Adviser"), the Fund agrees to pay the Adviser a fee, based on average daily net assets, equal to an annual rate of .370% for the Money Market Portfolio, .475% for the Bond Portfolio, .475% for the Balanced Portfolio, .475% for the Growth and Income Portfolio, .975% for the Global Discovery Portfolio, .625% for the Large Company Growth Portfolio, .875% for the Small Company Growth Portfolio, .475% for the first $500,000,000, .450% for the next $500,000,000, and .425% over $1,000,000,000 for the Capital Growth
Portfolio, and .875% for the first $500,000,000, .725% over $500,000,000 for the
International Portfolio, computed and accrued daily and payable monthly. As manager of the assets of each Portfolio, the Adviser directs the investments of the Portfolios in accordance with their respective investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Portfolios. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement.

The Trustees authorized the Fund on behalf of each Portfolio to pay Scudder Fund Accounting Corp., a subsidiary of the Adviser, for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund.

Related fees for such services are detailed in each Portfolio's statement of operations.

Until April 30, 2000, the Adviser has agreed to waive all or part of its fees for the Large Company Growth Portfolio and the Small Company Growth Portfolio, excluding 12b-1 fees, to the extent necessary so that the Portfolios' expenses are maintained at 1.25% and 1.50% of average daily net assets, respectively.

The Fund pays each Trustee not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. Allocated Trustees' fees and expenses for each Portfolio for the six months ended June 30, 1999 are detailed in each Portfolio's statement of operations.

D. Commitments
--------------------------------------------------------------------------------
As of June 30, 1999, the International Portfolio had entered into the following forward currency exchange contract resulting in net unrealized appreciation of $391,474.

                                                                          Net Unrealized
                                                                            Appreciation
      Contracts to                                                          Depreciation)
         Deliver              In Exchange for       Settlement Date            (U.S.$)
 -----------------------   ----------------------   ----------------  ------------------------
 JPY      1,651,637,840        USD  14,177,149         9/7/1999               391,474


E. Lines of Credit
--------------------------------------------------------------------------------
The Fund and several other Scudder Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata based on net assets among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. Each Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement.

About the Fund's Adviser
--------------------------------------------------------------------------------

                                      Scudder Kemper Investments, Inc. is one of
                                  the largest and most experienced investment management organizations worldwide, managing more than $280 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.


                                      Scudder Kemper Investments has a rich
                                  heritage of innovation, integrity, and
                                  client-focused service. In 1997, Scudder,
                                  Stevens & Clark, Inc., founded 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

                                      Scudder Kemper Investments, Inc., the
                                  global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


An investment in the Money Market Portfolio is neither insured nor guaranteed by the United States
Government and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. This information must be preceded or accompanied by a current prospectus. Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER